Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X

Pre-Effective Amendment No. _______

Post-Effective Amendment No.       39               X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.         39               X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York                 10004
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:
(800) 451-2010

Robert I. Frenkel
Consulting Group Capital Markets Funds
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

XXX      on December 29, 2003 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1)

         on (date) pursuant to paragraph (a)(1)

         75 days after filing pursuant to paragraph (a)(2)

         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

                             [LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                    Large Capitalization Growth Investments
                 Large Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                       International Equity Investments
                      Emerging Markets Equity Investments


                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                    International Fixed Income Investments
                          Municipal Bond Investments
                         Government Money Investments

   Prospectus

   December 29, 2003

                                                            [LOGO OF TRAK]


--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
--------------------------------------------------------------------------------


  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------


Table of Contents


                                                               Page
             Investments, Risks and Performance                  3
             ------------------------------------------------------
                Large Capitalization Growth Investments          4
             ------------------------------------------------------
                Large Capitalization Value Equity Investments    8
             ------------------------------------------------------
                Small Capitalization Growth Investments         12
             ------------------------------------------------------
                Small Capitalization Value Equity Investments   16
             ------------------------------------------------------
                International Equity Investments                20
             ------------------------------------------------------
                Emerging Markets Equity Investments             24
             ------------------------------------------------------
                Intermediate Fixed Income Investments           26
             ------------------------------------------------------
                Long-Term Bond Investments                      28
             ------------------------------------------------------
                Mortgage Backed Investments                     30
             ------------------------------------------------------
                High Yield Investments                          32
             ------------------------------------------------------
                Multi-Sector Fixed Income Investments           36
             ------------------------------------------------------
                International Fixed Income Investments          40
             ------------------------------------------------------
                Municipal Bond Investments                      42
             ------------------------------------------------------
                Government Money Investments                    44
             ------------------------------------------------------

             More on the Portfolios' Investments                46
             ------------------------------------------------------

             The Manager                                        50
             ------------------------------------------------------
             Asset Allocation Programs                          56
             ------------------------------------------------------
             Investment and Account Information                 57
             ------------------------------------------------------
                Account transactions                            57
             ------------------------------------------------------
                Valuation of shares                             58
             ------------------------------------------------------
                Dividends and distributions                     58
             ------------------------------------------------------
                Taxes                                           58
             ------------------------------------------------------
             Financial Highlights                               60
             ------------------------------------------------------
             Appendix A                                        A-1
             ------------------------------------------------------
             Appendix B                                        B-1
             ------------------------------------------------------


On December 3, 2003, the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") approved, subject to approval by the shareholders of Mortgage Backed Investments, Multi-Sector Fixed Income Investments and Long Term Bond Investments (the "Acquired Portfolios), a proposed Plan of Reorganization providing for (i) the acquisition of all of the assets of each of the Acquired Portfolios in exchange for shares of beneficial interest of Intermediate Fixed Income Investments (the "Acquiring Portfolio") and the assumption by the Acquiring Portfolio of all the liabilities of each of the Acquired Portfolios and (ii) the distribution to shareholders of each Acquired Portfolio of such shares of beneficial interest of the Acquiring Portfolio in liquidation of each Acquired Portfolio and the cancellation of each Acquired Portfolio's outstanding shares. On that date, the Board of Trustees of the Trust also approved, subject to approval by the shareholders of the Acquiring Portfolio, a change in the investment objective of the Acquiring Portfolio. The current investment objective of the Acquiring Portfolio is "Current income and reasonable stability of principal." If shareholders approve the change to the Portfolio's investment objective, the Portfolio's new investment objective will be "Maximum total return, consistent with preservation of capital and prudent investment management." Approval of each of these proposals by the respective Portfolio shareholders is conditioned on approval of the other proposal.



Proxy materials describing these proposals will be mailed to shareholders of each of the Acquired Portfolios and the Acquiring Portfolio in anticipation of a special meeting of shareholders to be held at a later date.



Shares of the Acquired Portfolios will continue to be offered to new investors and will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until the date of the reorganization of the Acquired Portfolios. Shares will also continue to be issued to shareholders who have elected to have their dividends automatically reinvested until the date of the reorganization of the Acquired Portfolios. Shareholders in the Acquired Portfolios may exchange their shares into other available funds, or redeem their shares, as provided in this prospectus, until the date of the reorganization of the Acquired Portfolios.


1  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

2  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Investments, Risks and Performance

About the portfolios

The manager selects and oversees professional money managers who are responsible for investing the assets of the portfolios comprising the Consulting Group Capital Markets Funds (each a "Portfolio").



You should know:

.. You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

.. An investment in any of the Portfolios is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries beginning on the next page.

Fixed Income Securities:

..  When interest rates go up, prices of fixed income securities go down

.. An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

.. An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

.. Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

Equity Securities:

..  Stock prices may decline generally

.. If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

3  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies with favorable growth prospects and total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisers select the Portfolio's investments


The manager has selected four subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.



Alliance Capital Management L.P. ("Alliance") seeks to achieve the Portfolio's objective of capital appreciation by attempting to find large, well-managed companies with above-average earnings growth and reasonable stock prices. It relies on internal fundamental company and industry research and consistently adheres to its investment process. The percentage of the Portfolio's assets allocated to Alliance is 33.3%. Effective January 2, 2004, the percentage of the Portfolio's assets allocated to Alliance will be 25%.



TCW Investment Management Company ("TCW") seeks to maximize total return with an emphasis on capital appreciation. TCW utilizes a multi-factor investment strategy that focuses primarily on superior business practices, long-term trend analyses and valuations. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over competitors. The subadviser generally sells a security when a stock price reflects full value as calculated by the subadviser's proprietary model or when a security fails to meet operational expectations. The percentage of the Portfolio's assets allocated to TCW is 33.3%. Effective January 2, 2004, the percentage of the Portfolio's assets allocated to TCW will be 30%.



Turner Investment Partners, Inc. ("Turner") employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, the subadviser utilizes (i) a proprietary computer model, used to screen candidates for investment according to numerous earnings-growth and valuation factors;
(ii) fundamental analysis, used to ascertain if the companies followed will exceed, meet or fall short of consensus earnings expectations and (iii) technical analysis, used to evaluate trends in trading volume and prices of individual stocks. A stock becomes a sell candidate if the subadviser detects deterioration in the company's earnings growth potential. Turner may buy and sell frequently as part of its strategy which may result in higher transaction costs and additional tax liabilities. The percentage of the Portfolio's assets allocated to Turner is 33.3%. Effective January 2, 2004, the percentage of the Portfolio's assets allocated to Turner will be 30%.




Sands Capital Management, Inc. ("SANDS")



The manager invests in high quality, leading companies that are poised for significant wealth creation over a long-term horizon. Fundamental research is focused on quality companies with good management teams, transparency, and low debt, with sustainable earnings and valuations. The Portfolio is constructed with leading growth companies that exhibit all of the following characteristics: sustainable above average earnings growth, leadership position in promising business space, significant competitive advantage, clear mission, financial strength, and reasonable valuation. The entire team reviews each idea, although a primary analyst researches and presents the idea with another team member serving as a secondary analyst. The analysts are organized as generalists and therefore understand each company in the Portfolio. A company is typically followed for a year before purchasing and then it is held on average for 3 to 5 years.



The Portfolio typically contains twenty-five to thirty (25-30) large/mid capitalization issues. Sector allocations are residual of the stock selection process and sector diversification against an index is not a deliberate part of the portfolio construction. The stocks selected will typically have price to earnings ratios above the market, high return on equity, and dividend yield below market. No investment minimums are imposed upon the product, so deviations from the benchmark can be sizable at times. The firm aims to create portfolios with aggregate projected earnings growth of 20-25% on a 3 to 5 year horizon. With a focus on high-quality names with relatively higher growth rates, the product has low turnover that averages 15% annually. The use of margin and leveraged derivatives (options and futures) and the practice of short selling are prohibited. Effective January 2, 2004, the percentage of the Portfolio's assets allocated to SANDS will be 15%.


Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

..  Large cap or growth stocks may fall out of favor with investors

4  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Large Capitalization Growth Investments, continued




..  A share price that is generally more volatile than that of Large
   Capitalization Value Equity Investments because of the Portfolio's focus on growth stocks

.. The Portfolio is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.


The bar chart and tables shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the most recent ten calendar years. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


 LOGO
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



-------------------------------------------------------------------------

                                           One     Five    Ten  Inception
                                           year    years  years   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                                          11/18/91
--Return Before Taxes                    (31.64)% (4.97)% 4.79%
--Return After Taxes on
 Distributions                           (31.64)% (6.72)% 3.33%
--Return After Taxes on
 Distributions and Sale of
 Fund Shares                             (19.43)% (2.85)% 4.46%
Russell 1000 Growth Index                (27.88)% (3.84)% 6.70%
Lipper Large Cap Growth Funds Average    (27.98)% (2.82)% 5.59%
-------------------------------------------------------------------------


* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


  ----------------------------------------------------------------------------

                                                      Total
                                                      return    Quarter/Year
  ----------------------------------------------------------------------------
  Best                                                26.04%          4th/1998
  Worst                                              (22.46)%         3rd/2001
  ---------------------------------------------------------------------------
  Year-to-date                                        25.74%  through 3rd/2003
  ---------------------------------------------------------------------------



                                  BENCHMARKS


 The Portfolio's benchmark is the Russell 1000 Growth Index. The index is comprised of those Russell 1000 securities with greater-than-average growth orientation. The Russell 1000 Index is composed of the 1000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Large-Cap Growth Funds Average. The Lipper Large-Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.



5  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Large Capitalization Growth Investments, continued




Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                              None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                   1.50%

Annual Portfolio operating expenses
(expenses that are deducted from portfolio assets)
  Management fees and Administration fees                    0.77%
  Other expenses                                             0.13%
                                                             -----
Total annual Portfolio operating expenses                    0.90%
                                                             =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $243    $748   $1,280   $2,736


6  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

7  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Value Equity Investments


Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies with total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisers select the Portfolio's investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.


The Boston Company Asset Management L.L.C. ("TBCAM") seeks total return by investing in portfolios of large capitalization common stocks with a market capitalization of at least 1 billion or greater. TBCAM employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum. Those stocks ranking highest through quantitative analysis are then evaluated using qualitative fundamental analysis to verify the quantitative scores and to make recommendations for investment. The subadviser assesses a company's value by looking at traditional measures such as its price-to-earnings and price-to-book ratios, as well as extensive balance sheet analysis, including the company's break-up worth. The firm looks for momentum in a company's rising expectations about earnings or sales, or through a return to financial health following management changes or restructuring. The percentage of the Portfolio's assets allocated to TBCAM is 33.3%.


Chartwell Investment Partners ("Chartwell") employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price to sales, price to earnings, price to cash flow and price to book ratios, along with a preference for premium yielding issues. Specific price targets are established for each stock selected for the Portfolio. The subadviser then shifts its focus to identifying those companies with evidence of a major catalyst for change. Stocks are evaluated through such factors as management/board changes, the extent to which performance incentives are in place, the degree of insider ownership, positive restructuring and acquisition opportunities. The percentage of the Portfolio's assets allocated to Chartwell is 33.3%.

Alliance Capital Management L.P. ("Alliance") employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio's universe of stock on the basis of long-term expected return. The subadviser generally buys stocks in the top two quintiles for the ranking and usually sells those falling below the middle. The subadviser also utilizes a proprietary multi-factor risk model to help assess how much diversification or concentration a security adds relative to the Portfolio's benchmark. The percentage of the Portfolio's assets allocated to Alliance is 33.3%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

..  Large cap or value stocks may fall out of favor with investors

.. The Portfolio can invest in issuers with a broad range of market capitalizations. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio's investments may be more volatile and less liquid than other large cap funds


The bar chart and tables shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


8  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Large Capitalization Value Equity Investments, continued





                                    [CHART]

                          Percentage Total Returns for
                 Large Capitalization Value Equity Investments

  93      94      95      96      97      98      99     00       01       02
-----  -------  ------  ------  ------  ------  -----   -----   -------  ------
9.88%  (3.63)%  33.92%  20.42%  31.45%  12.62%  6.10%   5.56%   (4.81)%  (20.55)


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



-----------------------------------------------------------------------

                                        One     Five    Ten   Inception
                                        year    years  years    Date
-----------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                                        11/18/91
--Return Before Taxes                 (20.55)% (0.94)%  7.91%
--Return After Taxes on Distributions (20.97)% (3.12)%  5.62%
--Return After Taxes on
 Distributions and Sale of Fund
 Shares                               (12.61)% (0.87)%  6.18%
Russell 1000 Value Index              (15.52)%  1.16%  10.80%
Lipper Multi-Cap Value Funds Average  (19.88)% (0.62)%  8.44%
-----------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


-----------------------------------------------------------------------

                                               Total
                                               return    Quarter/Year
-----------------------------------------------------------------------
Best                                            16.84%         4th/1998
Worst                                         (19.69)%         3rd/2001
----------------------------------------------------------------------
Year-to-date                                    13.36% through 3rd/2003
----------------------------------------------------------------------



                                   BENCHMARKS


 The Portfolio's benchmark is the Russell 1000 Value Index. The index represents the stocks in the Russell 1000 Index with less than average growth orientation. The Russell 1000 Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Value Funds Average is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.



Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.79%
  Other expenses                                                  0.14%
                                                                  -----
Total annual Portfolio operating expenses                         0.93%
                                                                  =====


9  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Large Capitalization Value Equity Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $246    $758   $1,296   $2,766


10  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

11  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization growth companies, defined as those with market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Growth Index. A portion of the Portfolio's assets will be invested in common stocks of companies with market capitalizations at the lower range of the Russell 2000 Growth Index.

How the subadvisers select the Portfolio's investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

Wall Street Associates ("Wall Street") is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio's assets allocated to Wall Street is 33.3%.


Westpeak Global Advisors, L.P. ("Westpeak") is an active manager and employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earnings revision. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced. The percentage of the Portfolio's assets allocated to Westpeak is 33.3%.



Westfield Capital Management Co., Inc. ("Westfield") uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The subadviser believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. The subadviser believes that the small cap portion of the ma\rket is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the subadviser or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio's assets allocated to Westfield is 33.3%.


Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

.. Growth stocks or small capitalization stocks may fall out of favor with investors

.. Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones

.. Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadviser believes appropriate

 . Offer greater potential for gain and loss


The bar chart and tables shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table also shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's


12  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued



tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                    Small Capitalization Growth Investments

   93      94      95     96     97     98      99      00       01       02
------  ------  ------ ------ ------  -----  ------ --------  --------  ------
23.52%  13.11%  34.19% 18.88% 10.30%  2.17%  49.55% (15.63)%  (13.31)%  (31.17)



                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



  ---------------------------------------------------------------------------

                                               One     Five    Ten  Inception
                                               year    years  years   Date
  ---------------------------------------------------------------------------
  Portfolio (without advisory program fee)*                         11/18/91
  --Return Before Taxes                      (31.17)% (5.11)% 6.58%
  --Return After Taxes on Distributions      (31.17)% (7.06)% 4.32%
  --Return After Taxes on Distributions and
   Sale of Fund Shares                       (19.14)% (3.93)% 5.19%
  Russell 2000 Growth Index                  (30.26)% (6.59)% 2.62%
  Lipper Small-Cap Growth Funds Average      (29.02)% (1.89)% 6.22%
  --------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


 ------------------------------------------------------------------------------

                                                       Total
                                                       return    Quarter/Year
 ------------------------------------------------------------------------------
 Best                                                  36.13%          4th/1999
 Worst                                                (29.83)%         3rd/2001
 -----------------------------------------------------------------------------
 Year-to-date                                          31.61%  through 3rd/2003
 -----------------------------------------------------------------------------


                                  BENCHMARKS


 The Portfolio's benchmark is the Russell 2000 Growth Index. This index represents stocks in the Russell 2000 Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. The Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio's latest fiscal year.


  Shareholder fees                                                        None
  (fees paid directly from your investment)

  Maximum annual TRAK(R) fee                                             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from Portfolio assets)
    Management fees and Administration fees                              1.00%
    Other expenses                                                       0.27%
                                                                         -----
  Total annual Portfolio operating expenses                              1.27%
                                                                         =====


13  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $280    $859   $1,464   $3,099


14  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

15  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Value Equity Investments


Investment objective

Above average capital appreciation.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization value companies, defined as those with market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. The Portfolio may also invest a portion of its assets in common stocks of companies with total market capitalizations of $550 million or less at the time of purchase.


How the subadvisers select the Portfolio's investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

NFJ Investment Group ("NFJ") uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The subadviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio's assets allocated to NFJ is 33.3%.

Rutabaga Capital Management LLC ("Rutabaga") uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth uncommon or currently unfavored stocks. The subadviser's analysts employ extensive "bottom-up" fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. The subadviser also attempts to mitigate downside risk by buying stocks in companies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio's assets allocated to Rutabaga is 33.3%.


ING Furman Selz Capital Management LLC ("Furman Selz") uses an active management style that selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate. The percentage of the Portfolio's assets allocated to Furman Selz is 33.3%.


Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:


.. Value stocks or small capitalization stocks may fall out of favor with investors



.. Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones



.. Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies, or the market for their equity securities, are more likely to:


..  Be more sensitive to changes in earnings results and investor expectations

..  Have more limited product lines, capital resources and management depth

..  Experience sharper swings in market values

..  Be harder to sell at the times and prices the subadvisers believe appropriate

..  Offer greater potential for gain and loss


The bar chart and tables shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table also shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-


16  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued



deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                 Small Capitalization Value Equity Investments

   93      94      95      96      97      98      99     00       01      02
-------  ------  ------  ------  ------ ------- -------  ------  ------  ------
(4.27)%  (8.54)% 24.54%  25.05%  35.94% (8.88)% (3.96)%  15.65%  17.21%  (13.25)




                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



--------------------------------------------------------------------------

                                           One     Five    Ten   Inception
                                           year    years  years    Date
--------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                                           11/18/91
--Return Before Taxes                    (13.25)%  0.58%   6.67%
--Return After Taxes on Distributions    (14.07)% (1.24)%  4.76%
--Return After Taxes on Distributions
 and Sale of Fund Shares                  (5.74)%  0.19%   5.00%
Russell 2000 Value Index                 (15.52)%  1.16%  10.80%
Lipper Small-Cap Value Funds Average     (10.41)%  3.77%  10.39%
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


-------------------------------------------------------------------------

                                                 Total
                                                 Return    Quarter/Year
-------------------------------------------------------------------------
Best                                             17.05%          4th/1992
Worst                                           (20.30)%         3rd/1998
------------------------------------------------------------------------
Year-to-date                                     18.40%  through 3rd/2003
------------------------------------------------------------------------


                                  BENCHMARKS


 The Portfolio's benchmark is the Russell 2000 Value Index. The index represents stocks in the Russell 2000 Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Small-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.



Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.97%
  Other expenses                                                  0.23%
                                                                  -----
Total annual Portfolio operating expenses                         1.20%
                                                                  =====


17  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions.

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $273    $838   $1,430   $3,032


18  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

19  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the Portfolio's investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

Oechsle International Advisors, LLC ("Oechsle") first seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis. The percentage of the Portfolio's assets allocated to Oechsle is 30%.

Philadelphia International Advisors LP ("PIA") utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company's growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country's valuation ratios, such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors. The percentage of the Portfolio's assets allocated to PIA is 35%.

Brandywine Asset Management, Inc. ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens reduce the universe of securities to those which meet Brandywine's definition of value, and in-depth fundamental analysis cuts the universe to those stocks with the characteristics necessary to return to normal valuation. Brandywine then selects the most attractive stocks on a relative basis from 12-15 countries. The percentage of the Portfolio's assets allocated to Brandywine is 35%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in equity securities are described on page 3.

Your investment is also subject to the unique risks of investing in foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

.. Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices


..  Many foreign markets are smaller, less liquid and more volatile than U.S.
   markets. In a changing market, the subadvisers may not be able to sell Portfolio securities in amounts and at prices they consider reasonable


..  The U.S. dollar may appreciate against non-U.S. currencies

.. Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests


.. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession



.. Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation



.. The Portfolio could experience a loss from settlement and custody practices in some emerging markets



..  Withholding and other foreign taxes may decrease the Portfolio's return



The bar chart and tables shown below indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax


20  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                    International Equity Investments, continued



returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                                     [CHART]

                          Percentage Total Returns for
                        International Equity Investments

  93     94     95     96     97     98      99       00        01        02
------ -----  -----  -----  -----  ------  ------  --------  --------  --------
28.97% 9.50%  9.64%  4.87%  1.73%  22.51%  41.52%  (17.18)%  (24.64)%  (17.56)%

                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



--------------------------------------------------------------------

                                      One     Five    Ten  Inception
                                      year    years  years   Date
--------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                             11/18/91
--Return Before Taxes               (17.56)% (2.26)% 3.95%
--Return After Taxes on
 Distributions                      (17.66)% (3.85)% 2.43%
--Return After Taxes on
 Distributions and
 Sales of Fund Shares               (10.78)% (1.73)% 3.05%
MSCI EAFE Index                     (15.94)% (2.89)% 4.00%
Lipper International Funds Average  (16.32)% (2.47)% 4.89%
-------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


                    ----------------------------------------

                                    Total
                                    return    Quarter/Year
                    ----------------------------------------
                    Best             28.41%         4th/1999
                    Worst          (20.82)%         3rd/2001
                    ----------------------------------------
                    Year-to-date     22.00% through 3rd/2003
                    ----------------------------------------


                                   BENCHMARKS


 The Portfolio's benchmark is the Morgan Stanley Capital International EAFE--Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper International Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   0.88%
 Other expenses                            0.26%
                                           -----
Total annual Portfolio operating expenses  1.14%
                                           =====


21  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                    International Equity Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $267    $820   $1,400   $2,973


22  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

23  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Emerging Markets Equity Investments


Investment objective.

Long-term capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (the World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfolio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the Portfolio's investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

F & C Emerging Markets Ltd. ("F & C") is an active manager. Its style combines a rigorous "top-down" macroeconomic approach to country allocation with fundamental, "bottom-up" stock selection. Investment decisions are founded on the primary research undertaken by the team of investment managers. Risk is controlled through a core/satellite approach to country allocation and a focus on quality companies that must pass rigorous selection criteria. Country allocation decisions are made within a disciplined framework and revolve around analysis of key political and macro-economic variables. The percentage of the Portfolio's assets allocated to F & C is 50%.

SSgA Funds Management, Inc. ("SSgA") uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines country and security selection to determine an optimal portfolio structure. The percentage of the Portfolio's assets allocated to SSgA is 50%.

Principal risks of investing in the Portfolio

Since the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio invests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

.. Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices

.. Most emerging markets are smaller, less liquid and more volatile than developed markets. In a changing market, the subadvisers may not be able to sell portfolio securities in amounts and at prices they consider reasonable

.. Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market

.. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession

.. Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

.. The Portfolio could experience a loss from settlement and custody practices in some emerging markets

..  Withholding and other foreign taxes may decrease the Portfolio's return


The bar chart and tables shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on April 21, 1994. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as


24  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                 Emerging Markets Equity Investments, continued



401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

         [CHART]

Percentage Total Returns for
Emerging Markets Equity Investments

   95      96       97       98       99       00       01       02
 ------  ------  -------  --------  ------  --------  -------  ------
(2.52)%  13.16%  (8.06)%  (32.02)%  67.81%  (32.46)%  (2.55)%  (8.49)%
                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



----------------------------------------------------------------------------

                                          One     Five    Life of  Inception
                                          year    years  Portfolio   Date
----------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                                              4/21/94
--Return Before Taxes                    (8.49)% (7.23)%   (3.88)%
--Return After Taxes on Distributions    (8.87)% (7.46)%   (4.41)%
--Return After Taxes on Distributions
 and Sale of Fund Shares                 (5.20)% (5.70)%   (3.16)%
Morgan Stanley Emerging Markets Free
 Index                                   -6.00%  -4.58%    -3.55%     **
Lipper Emerging Markets Funds Average    (2.73)% (5.07)%   (4.45)%    **
--------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.
**Index comparison begins on 4/30/94.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


                       ----------------------------------

                                     Total
                                     return  Quarter/Year
                       ----------------------------------
                       Best           30.40%     4th/1999
                       Worst        (23.67)%     3rd/1998
                       ----------------------------------
                       Year-to-date          through 3rd/
                                      31.45%         2003
                       ----------------------------------



                                  BENCHMARKS


 The Portfolio's benchmark is the Morgan Stanley Emerging Markets Free Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is an average of the reinvested performance of funds that invest in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.



Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   1.10%
 Other expenses                            0.69%
                                           -----
Total annual Portfolio operating expenses  1.79%
                                           =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $332   $1,013  $1,717   $3,585


25  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Intermediate Fixed Income Investments

Investment objective

Current income and reasonable stability of principal.



Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and instruments issued by governmental and corporate issuers. These securities include mortgage-related and asset-backed securities, although the Portfolio will not invest more than 25% of its assets at the time of purchase in privately issued mortgage related securities or more than 10% of its assets at the time of purchase in asset-backed securities.



Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser.


Maturity. The Portfolio's average maturity ranges from three to ten years. Average maturity is a weighted average of the stated maturities of the debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisers select the Portfolio's investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

Pacific Investment Management Company LLC ("PIMCO") employs top-down and bottom-up investment techniques. It implements the following "top-down" strategies: duration and volatility analyses, sector evaluation and yield curve shape analysis. The subadviser also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio's assets allocated to PIMCO is 50%.

BlackRock Financial Management, Inc. ("BlackRock") employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. The subadviser evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio's assets allocated to BlackRock is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

..  Greater sensitivity to rising interest rates than Government Money
   Investments because of the Portfolio's longer average maturity

.. Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities

.. Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms


The bar chart and tables shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio for the ten most recent calendar years. The table on the next page shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                     Intermediate Fixed Income Investments

  93      94      95      96     97     98      99      00      01     02
------ -------  ------  -----  -----  -----  -------  -----   -----  ------
10.49% (2.76)%  14.67%  3.64%  7.45%  7.23%  (0.43)%  9.69%   8.95%  6.96%



                       Calendar years ended December 31

26  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Intermediate Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2002)



---------------------------------------------------------------

                                    One   Five   Ten  Inception
                                    year  years years   Date
---------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                        11/18/91
--Return Before Taxes               6.96% 6.42% 6.47%
--Return After Taxes on
 Distributions                      4.75% 4.05% 4.05%
--Return After Taxes on
 Distributions and Sale of Fund
 Shares                             4.22% 3.94% 3.94%
Lehman Brothers Intermediate
 Gov/Credit Bond Index              9.84% 7.48% 7.08%
Lipper Intermediate Investment
 Grade Debt Funds Average           8.16% 6.40% 6.75%
---------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


----------------------------------------------------------------------

                                              Total       Quarter/
                                              return        Year
----------------------------------------------------------------------
Best                                           5.08%          1st/1993
Worst                                         (2.30)%         3rd/1994
----------------------------------------------------------------------
Year-to-date                                   3.72%  through 3rd/2003
----------------------------------------------------------------------


                                  BENCHMARKS


 The Portfolio's benchmark is the Lehman Brothers Intermediate Government/Credit Bond Index. The index is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest in corporate investment grade debt issues rated in the top four grades by a nationally recognized rating organization with dollar-weighted average maturities of five to ten years.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.


Shareholder fees                                              None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                   1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                    0.60%
  Other expenses                                             0.17%
                                                             -----
Total annual Portfolio operating expenses                    0.77%
                                                             =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $230    $709   $1,215   $2,605


27  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Long-Term Bond Investments


Investment objective

Total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by U.S. governmental and corporate issuers, U.S. dollar-denominated fixed income securities of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.



Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser.


Maturity. The Portfolio's average maturity is at least 10 years. Average maturity is a weighted average of the stated maturity of debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadviser selects the Portfolio's investments

The manager has selected one subadviser to manage the Portfolio. The subadviser's investment approach is described below.

Western Asset Management Company ("Western") emphasizes three key strategies to enhance the Portfolio's total return:

.. Adjusting the allocation of the Portfolio among the key sectors of the fixed-income market--government, corporate and mortgage and asset-backed--depending upon its forecast of relative values.

.. Tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect Western's long-term outlook for interest rates.

.. Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

..  Greater sensitivity to rising interest rates than Intermediate Fixed Income
   Investments because of the Portfolio's longer average maturity

.. Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities


The bar chart and tables shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                           Long-Term Bond Investments

  93      94      95      96      97     98       99      00       01       02
------ -------  ------  -----   ------  ------ -------  ------  -------  -------
10.02% (5.12)%  18.13%  3.11%   12.90%  10.63% (9.57)%  16.01%   6.29%   10.43%



                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



---------------------------------------------------------------------

                                          One   Five   Ten  Inception
                                          year  years years   Date
---------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                              11/18/91
--Return Before Taxes                    10.43% 6.38% 6.94%
--Return After Taxes on Distributions     8.33% 3.82% 4.39%
--Return After Taxes on Distributions
 and Sale of Fund Shares                  6.32% 3.86% 4.31%
Lehman Brothers Long Term Gov/ Credit
 Bond Index                              14.81% 8.11% 9.03%
Lipper Corporate Debt Funds A Rated
 Average                                 8.48%  6.07% 6.83%
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



28  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Long-Term Bond Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


-------------------------------------------------------------------------

                                                 Total
                                                 return    Quarter/Year
-------------------------------------------------------------------------
Best                                              6.76%          3rd/1998
Worst                                            (3.95)%         1st/1999
------------------------------------------------------------------------
Year-to-date                                      5.53%  through 3rd/2003
------------------------------------------------------------------------



                                  BENCHMARKS


 The Portfolio's benchmark is the Lehman Brothers Long Term Government/Credit Bond Index. The index is composed of all bonds covered by the Lehman Brothers Government/Credit Bond Index with maturities of 10 years or longer. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. The Lipper Average is an average of the reinvested performance of funds that invest in corporate debt issues rated "A" or better by a nationally recognized rating organization or government issues.



Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.49%
                                                                  -----
Total annual Portfolio operating expenses                         1.09%
                                                                  =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $262    $805   $1,375   $2,925


29  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Mortgage Backed Investments

Investment objective

High current income and secondarily capital appreciation, each to the extent consistent with the protection of capital.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.


The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities (SMBS) and collateralized mortgage obligations (CMOs). SMBS represent the right to receive either principal or interest payments on U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.


Credit quality. The Portfolio generally invests in securities rated no lower than "A" at the time of purchase by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the subadviser. However, up to 20% of the Portfolio's assets may be invested in securities rated as low as "B" by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the subadviser, upon the concurrence of the manager.


How the subadviser selects the Portfolio's investments

The manager has selected one subadviser to manage the Portfolio. The subadviser's investment approach is described below.

Utendahl Capital Management CFI ("Utendahl") uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market.

Utendahl generally maintains the Portfolio's average duration within a narrow band around the duration of the entire mortgage-backed securities market. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Utendahl normally focuses the Portfolio's holdings on mortgage-related securities issued by U.S. government agencies and government related organizations.

Principal risks of investing in the Portfolio

Since mortgage-related securities are a type of fixed income security, your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. These risks are described on page 3.


Your investment is also subject to the specific risks of investing primarily in mortgage-related securities. Mortgage-related securities generally represent direct or indirect interests in the principal and interest payments on individual pools of mortgage loans. The mortgage loans typically allow the mortgagors (i.e., the homeowners) to prepay principal on their mortgages whenever they choose. For this reason, your investment is also subject to:


.. Increased prepayment and extension risk which increases price and yield volatility

.. Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms

.. To the extent the Portfolio enters into mortgage dollar roll transactions, the risk that the securities the Portfolio has agreed to repurchase will be worth less on the repurchase date than the repurchase price because of changes in interest rates and market conditions


Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by the U.S. government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities. The securities issued by certain government sponsored enterprises are supported only by the credit of the instrumentality and not by the full faith and credit of the U.S. government.



The bar chart and tables shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the most recent ten calendar years. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors


30  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                         Mortgage Backed Investments, continued



who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                                     [CHART]

                          Percentage Total Returns for
                          Mortgage Backed Investments

  93      94      95      96     97     98      99      00      01     02
-----  -------  ------  -----  -----  -----   -----   ------  -----  ------
6.20%  (2.08)%  15.46%  4.69%  8.78%  6.93%   0.83%   10.85%  7.85%  7.77%



                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)




--------------------------------------------------------------------

                                         One   Five   Ten  Inception
                                         year  years years   Date
--------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                                     11/18/91
--Return Before Taxes                    7.77% 6.79% 6.63%
--Return After Taxes on Distributions    5.44% 4.31% 4.06%
--Return After Taxes on Distributions
 and Sale of Fund Shares                 4.73% 4.19% 4.00%
Lehman Brothers Mortgage Backed
 Securities Index                        8.75% 7.34% 7.28%
Lipper U.S. Mortgage Funds Average       8.13% 6.47% 6.40%
-------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


---------------------------------------------------------------------------

                                                   Total
                                                   return      Quarter/Year
---------------------------------------------------------------------------
Best                                                 4.95%         2nd/1995
Worst                                              (2.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                       (0.46)% through 3rd/2003
---------------------------------------------------------------------------



                                  BENCHMARKS


 The Portfolio's primary benchmark is Lehman Brothers Mortgage Backed Securities Index. The index contains most fixed rate securities issued and backed by mortgage pools of federal agencies or government related organizations. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper U.S. Mortgage Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.



Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                  None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                       1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                        0.70%
  Other expenses                                                 0.22%
                                                               -------
Total annual Portfolio operating expenses                        0.92%
Management and Administration Fee waivers*                     (0.12)%
                                                               -------
Net annual Portfolio operating expenses                          0.80%
                                                               =======


* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual portfolio operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                        $245     $755   $1,291   $2,756


31  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. The Portfolio may invest up to 10% of its assets in securities of issuers located in developed and emerging foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securities, including convertible securities, preferred stock, warrants and rights.



Credit quality. The Portfolio invests primarily in fixed-income securities rated below investment grade by one or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. Securities rated below investment grade are commonly known as "junk bonds."


Duration. The Portfolio's average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisers select the Portfolio's investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio's assets using a different investment style. Each subadviser's investment approach is described below.

Seix Investment Advisors Inc. ("Seix") targets the healthiest segment of the high yield market (those securities rated "BB" and strong "B"). The Seix high yield portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection. The percentage of the Portfolio's assets allocated to Seix is 50%.

Western Asset Management Company ("Western") uses multiple strategies to minimize risk and maximize return through diversification among industry, quality and security sectors. Western's investment process is a team approach using a combination of bottom-up research to identify attractive industries, analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook focusing on analysis of the economic cycle, money and credit trends, fiscal policy, international influences, technical market conditions and market psychology. Western's goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio's assets allocated to Western is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 3, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

..  Increased price sensitivity to changing interest rates

..  Greater risk of loss because of default or declining credit quality

.. Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

.. A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The market value of foreign securities may decline because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid, more volatile and harder to value than securities of U.S. issuers. Additionally, in a changing market, the subadvisers may not be able to sell portfolio securities in amounts and at prices they consider reasonable.


32  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                              High Yield Investments, continued




The bar chart and tables shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its inception on July 13, 1998. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                             High Yield Investments

                       99        00      01      02
                    -------   -------  ------  ------
                    (6.96)%   (6.75)%   2.45%  (5.40)%




                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



-------------------------------------------------------------------

                                         One     Life of  Inception
                                         year   Portfolio   Date
-------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                             7/13/98
--Return Before Taxes                   (5.40)%   (3.42)%
--Return After Taxes on Distributions   (8.76)%   (7.20)%
--Return After Taxes on Distributions
 and Sale of Fund Shares                (3.30)%   (4.34)%
Lehman Brothers High Yield Index        (1.41)%    0.69 %     **
CS First Boston Global High Yield Index  3.10 %    0.51 %     **
Lipper High Yield Taxable Funds
 Average                                (2.46)%   (1.68)%     **
-------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.
**Index comparison begins on 7/31/98.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


---------------------------------------------------------------------------

                                                   Total
                                                   return    Quarter/Year
---------------------------------------------------------------------------
Best                                                 6.60%         4th/2001
Worst                                              (7.80)%         4th/1991
---------------------------------------------------------------------------
Year-to-date                                        14.59% through 3rd/2003
---------------------------------------------------------------------------


                                  BENCHMARKS

 The Portfolio's benchmark is the Lehman Brothers High Yield Index, a broad-based market measure of high yield bonds, commonly known as "junk bonds". The index is designed to mirror the investible universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index. The Portfolio's previous benchmark, CS First Boston Global High Yield Index, was changed because the manager believed that the Lehman Brothers High Yield Index offered a much better indication of the risks and therefore the potential for rewards associated with the sector. A comparison of the Portfolio's performance with the performance of each index may be found in the Average Annual Total Return table on this page. In addition, the Portfolio compares its performance to the Lipper High Yield Taxable Funds Average. It is an average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administrative fees                         0.75%
  Other expenses                                                  0.22%
                                                                  -----
Total annual Portfolio operating expenses                         0.97%
                                                                  =====


33  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                              High Yield Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You redeem at the end of each period;

..  You reinvest all dividends and distributions;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $250    $770   $1,316   $2,806


34  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

35  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Multi-Sector Fixed Income Investments

Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by U.S. governmental and corporate issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 10% of its assets in asset-backed securities.


Credit Quality. The intermediate maturity, long-term maturity and mortgage-related portions of the Portfolio are invested primarily in securities rated investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser. The high yield portion of the Portfolio will primarily be invested in fixed income securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadviser. Securities rated below investment grade are commonly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisers select the Portfolio's investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser's investment approach is described below.

Western Asset Management Company ("Western") focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

.. Adjusting the allocation of the Portfolio among the key sectors of the fixed income market (government, corporate and mortgage and asset-backed) depending on its forecast of relative values

.. Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

.. Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

The percentage of the Portfolio's assets allocated to Western is 80%.

Utendahl Capital Management CFI ("Utendahl") focuses on mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. It may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mortgage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadviser uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadviser generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government related organizations. The percentage of the Portfolio's assets allocated to Utendahl is 20%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

.. You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments


.. The subadvisers' judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong


.. Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

36  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




.. Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securities with imbedded leverage or unusual interest rate reset terms

.. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities


The bar chart and tables shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its inception on October 1, 1999. The table shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.



                                     [CHART]

                          Percentage Total Returns for
                     Multi Sector Fixed Income Investments

                          00        01        02
                        ------    ------    ------
                         10.18%     6.00%    4.79%




                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



      -------------------------------------------------------------------

                                                One    Life of  Inception
                                                year  Portfolio   Date
      -------------------------------------------------------------------
      Portfolio (without advisory
       program fee)*                                            10/31/99
      --Return Before Taxes                     4.79%   6.52%
      --Return After Taxes on Distributions     1.87%   3.79%
      --Return After Taxes on Distributions
       and Sale of Fund Shares                  3.04%   3.90%
      Lehman Brothers Aggregate Bond Index     10.25%   9.37%      **
      Lipper Corporate Debt Funds A Rated
       Average                                  7.18%   7.24%      **
      -------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.
**Index comparison begins on 10/31/99.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


----------------------------------------------------------------------

                                              Total
                                              return    Quarter Year
----------------------------------------------------------------------
Best                                           3.58%          4th/2000
Worst                                         (0.24)%         2nd/2001
---------------------------------------------------------------------
Year-to-date                                   1.29%  through 3rd/2003
---------------------------------------------------------------------



                                   BENCHMARK


 The Portfolio's primary benchmark is Lehman Brothers Aggregate Bond Index. The Index is composed of the Lehman Government/Credit Bond and the Lehman Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. The Lipper Average is an average of the reinvested performance of funds that invest in corporate debt issues rated "A" or better by a nationally recognized statistical rating organization or government issues.



37  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.


Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fee and Administration fees                       0.61%
  Other expenses                                               0.58%
                                                             -------
Total annual Portfolio operating expenses*                     1.19%
Management and Administration fee waivers and expense
  reimbursements*                                            (0.39)%
                                                             -------
Net annual Portfolio operating expenses                        0.80%
                                                             =======


* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $272    $835   $1,425   $3,022


38  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

39  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar denominated fixed income securities issued by foreign governments, corporations and supranational entities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures.

Credit Quality: The Portfolio invests in securities rated investment grade by a nationally recognized rating organization, or if unrated, of equivalent quality as determined by the subadviser. The Portfolio may invest up to 10% of its assets in emerging market debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the subadviser.

Duration: The Portfolio's average duration ranges from two to eight years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadviser selects the Portfolio's investments

The manager has selected one subadviser to manage the Portfolio. The subadviser's investment approach is described below.

Julius Baer Investment Management Inc. ("Julius Baer") applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the subadviser forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. Julius Baer employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

.. Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices


..  Many foreign markets are smaller, less liquid and more volatile than U.S.
   markets. In a changing market, the subadviser may not be able to sell Portfolio securities in amounts and at prices the subadviser considers reasonable


.. The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations

..  The U.S. dollar may appreciate against non-U.S. currencies

.. Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests


The bar chart and tables shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio for the ten most recent calendar years. The table on the next page shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                     International Fixed Income Investments

  93      94      95      96     97     98      99      00       01      02
------  -----   ------  ----- ------- ------ ------- -------  -------  ------
13.83%  2.30%   23.85%  8.69% (2.38)% 17.64% (6.83)% (2.71)%  (3.12%)  18.19%


                       Calendar years ended December 31

40  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                              International Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



---------------------------------------------------------------------

                                          One   Five   Ten  Inception
                                          year  years years   Date
---------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                              11/18/91
--Return Before Taxes                    18.19% 4.08% 6.45%
--Return After Taxes on Distributions    16.31% 2.17% 3.78%
--Return After Taxes on Distributions
 and Sale of Fund Shares                 11.06% 2.29% 3.88%
Citigroup Global Markets Non-U.S. Gov.
 Bond Index                              21.99% 5.08% 6.41%
Lipper International Income Funds
 Average                                 16.03% 5.06% 7.26%
---------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST
CALENDAR QUARTERS


---------------------------------------------------------------------------

                                                   Total
                                                   return    Quarter/Year
---------------------------------------------------------------------------
Best                                               11.91%          1st/1995
Worst                                              (5.43)%         1st/1999
---------------------------------------------------------------------------
Year-to-date                                       10.59%  through 3rd/2003
---------------------------------------------------------------------------


                                   BENCHMARKS


 The Portfolio's benchmark is the Citigroup Global Markets Non-U.S. Government Bond Index. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. The name of the Index changed in April 2003. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.


Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.70%
  Other expenses                                                  0.34%
                                                                  -----
Total annual Portfolio operating expenses                         1.04%
                                                                  =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

.. Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $257       $791   $1,350   $2,875

 The Portfolio is a "non-diversified portfolio," which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.




41  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies


The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes. The Portfolio's investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.



Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser.


How the subadviser selects the Portfolio's investments

The manager has selected one subadviser to manage the Portfolio. The subadviser's investment approach is described below.

Smith Affiliated Capital Corporation ("Smith") uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. Smith focuses primarily on:

.. "Vital service" revenue bonds (i.e., water, electric, power, sewer and select transportation authority) and secondarily on general obligation bonds of high-quality issuers.

.. Using portfolio credit analysis to evaluate the relative attractiveness of various securities and sectors.

..  Broad geographic and issuer diversification.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment in the Portfolio is also subject to the following specific risks:

.. New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations

.. The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio's income distributions may be, and distributions of the Portfolio's gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio's income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio's income and gains generally will be subject to state taxation.


The bar chart and tables shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio for the ten most recent calendar years. The table on the next page shows how the Portfolio's average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                           Municpal Bond Investments

  93      94      95      96      97      98      99      00      01     02
------ -------- ------  -----   -----   -----  -------  ------  -----  ------
12.59% (10.20)% 20.12%  2.10%   8.82%   5.39%  (5.62)%  13.78%  3.71%  9.76%



                       Calendar years ended December 31

42  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Municipal Bond Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



--------------------------------------------------------------------

                                         One   Five   Ten  Inception
                                         year  years years   Date
--------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                                             11/18/91
--Return Before Taxes                    9.76% 5.20% 5.68%
--Return After Taxes on Distributions    8.12% 3.41% 3.80%
--Return After Taxes on Distributions
 and Sale of Fund Shares                 5.95% 3.26% 3.63%
Lehman Brothers Municipal Bond Index     9.60% 6.06% 6.71%
Lipper General Municipal Debt Funds
 Average                                 8.35% 4.62% 5.80%
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.



PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


---------------------------------------------------------------------------

                                                   Total
                                                   return    Quarter/Year
---------------------------------------------------------------------------
Best                                                8.99%          1st/1995
Worst                                              (8.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                        4.02%  through 3rd/2003
---------------------------------------------------------------------------



                                  BENCHMARKS


 The Portfolio's primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.


Shareholder fees                                                   None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                        1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.28%
                                                                  -----
Total annual Portfolio operating expenses                         0.88%
                                                                  =====


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $241    $742   $1,270   $2,716


43  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and in repurchase agreements with respect to these securities.


Credit quality. The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadviser.



Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a average dollar-weighted portfolio maturity of 90 days or less.


How the subadviser selects the Portfolio's investments

The manager has selected one subadviser to manage the Portfolio. The subadviser's investment approach is described below.

Standish Mellon Asset Management Company LLC ("Standish") seeks to maintain a constant net asset value of $1 per share by investing in securities which it believes presents minimal credit risks. Standish focuses on improving the Portfolio's yield by:

.. Actively managing sector allocations and the average maturity of the Portfolio.

.. Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.

.. Adjusting average portfolio maturity to reflect the subadviser's outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.


Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality.


Investment in short-term U.S. government securities is generally the most conservative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.


The bar chart and tables shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio's average annual returns for different calendar periods compare to the return on the 90-day Treasury bill and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                                     [CHART]

                          Percentage Total Returns for
                          Government Money Investments

  93      94      95      96      97      98      99      00      01     02
-----   -----   -----   -----   -----   -----   -----   -----   -----  ------
2.69%   3.71%   5.48%   4.91%   5.04%   4.99%   4.58%   5.83%   3.85%  1.32%



                       Calendar years ended December 31

44  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                        Government Money Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



-----------------------------------------------------------

                                One   Five   Ten  Inception
                                year  years years   Date
-----------------------------------------------------------
Portfolio (without advisory
 program fee)*                                    11/18/91
--Return Before Taxes           1.32% 4.10% 4.23%
--Return After Taxes on
 Distributions                  0.81% 2.47% 2.54%
--Return After Taxes on
 Distributions and Sale of Fund
 Shares                         0.81% 2.47% 2.54%
90-day T-bill Index             1.59% 4.11% 4.38%
Lipper U.S. Government Money
 Market Fund Index              1.08% 3.96% 4.12%
-----------------------------------------------------------

* The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK(R) Personalized Investment Advisory Service may be up 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your returns.




The portfolio's 7-day yield as of December 31, 2002 was 1.06%.


PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS


---------------------------------------------------------------------

                                              Total
                                              return   Quarter/Year
---------------------------------------------------------------------
Best                                           1.51%         3rd/2000
Worst                                          0.26%         4th/2001
---------------------------------------------------------------------
Year-to-date                                   0.52% through 3rd/2003
---------------------------------------------------------------------


                                   BENCHMARK


 The Portfolio's benchmark is the rate of return of the 90- day Treasury bill. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index, an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.


Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                      0.35%
  Other expenses                                               0.55%
                                                             -------
Total annual Portfolio operating expenses                      0.90%
Management and Administration fee waivers and expense
  reimbursements*                                            (0.30)%

                                                             -------
Net annual Portfolio operating expenses                        0.60%
                                                             =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio operating expenses to 0.60% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

..  You invest $10,000 in the Portfolio for the time periods indicated;

..  You reinvest all dividends and distributions;

..  You redeem at the end of each period;

..  Your investment has a 5% return each year; and

.. The Portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:


                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $243       $748   $1,280   $2,736


45  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


More on the Portfolios' Investments


The section entitled "Investments, Risks and Performance" describes the Portfolios' investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios' investments and certain investment management techniques the Portfolios may use. More information about the Portfolios' investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this section are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the values of a Portfolio's investments.



Equity Investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies real estate investment trusts and equity participations.



Fixed Income Investments. The fixed income oriented Portfolios (except Government Money Investments and Municipal Bond Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities (Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing interest rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.


Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported only by the credit of the instrumentality. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may each invest up to 25% of its assets in privately issued mortgage-related securities. Long-Term Bond Investments and Intermediate Fixed Income Investments may each invest up to 5% of its assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. A Portfolio's investments in asset-backed securities will be rated in the highest rating category at the time of investment.



Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


Foreign Securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets.

Emerging market investments involve greater risks than investing in more developed countries. Political or eco-

46  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                 More on the Portfolios' Investments, continued



nomic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property may be more likely in emerging markets. The Consulting Group generally considers all of the western European countries, Canada, Australia, New Zealand, Hong Kong, Singapore and Japan to have developed markets and economies and the rest of the countries in the world to have emerging markets and economies.




The Portfolios, except Municipal Bond Investments, which are not international oriented Portfolios (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its assets in foreign securities, including emerging market securities.


Municipal Obligations. Municipal Bond Investments invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio's ability to recover interest or principal in the event of a default by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.


                                Credit Quality

 A Portfolio's rating criteria are applied at the time of purchase. If a security is subsequently downgraded, the subadviser may, but is not required to, sell the security. If a security is rated differently by two or more rating organizations, the subadviser may use the higher rating to determine the security's rating category.

 Securities are considered investment grade if they are:

.. rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization.

..  unrated securities that the subadviser believes to be of comparable quality.


 Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities, also known as "high yield securities" (commonly known as "junk bonds"), are subject to:


.. the increased risk of an issuer's inability to meet principal and interest obligations.

.. greater price volatility because of a heightened sensitivity to changing interest rates.

..  less liquidity.


..  greater sensitivity to adverse company-specific events.


Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following purposes:

.. To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.

..  As a substitute for purchasing or selling securities.

47  | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued




.. To shorten or lengthen the effective maturity or duration of a Portfolio's fixed income investments.

..  To enhance a Portfolio's potential gain in non-hedging situations.

..  To increase a Portfolio's liquidity.


The Portfolios may use various types of derivative instruments, including options on securities and securities indices, futures and options on futures (except Government Money Investments and Municipal Bond Investments) and, for those Portfolios that invest directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Portfolio's assets less liquid and harder to value, especially in declining markets.



Mortgage Dollar Rolls. Mortgage Backed Investments, and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.



High Yield Securities. High Yield Investments, Multi-Sector Fixed Income Investments, Mortgage Backed Investments and International Fixed Income Investments can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.



Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA, may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios' investments in these assets are managed by Smith Barney Fund Management LLC ("SBFM").

Impact of high portfolio turnover. Each Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio's performance.

48  | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued





Order of Exemption. The Trust is subject to an Order of Exemption from the Department of Labor requiring the Portfolios to limit their investments in the securities of affiliates of Citigroup Global Markets Inc. ("Citigroup Global Markets"), including Citigroup Inc. ("Citigroup"), to one percent of a Portfolio's net assets. However, this percentage may be exceeded where the amount held by the subadviser is used to replicate an established third party index such as the S&P 500 Index.



Investment Policies. The Portfolios' non-fundamental investment policies generally may be changed by the Board of Trustees without shareholder approval. The Portfolios' 80% investment policies are non-fundamental, except for Municipal Bond Investments, and may be changed by the Board of Trustees 60 days notice to shareholders of the affected Portfolio. Municipal Bond Investments' 80% investment policy is fundamental and may be changed only by a vote of its shareholders.



More information about investment styles. If a subadviser follows a passive style, the subadviser's principal objective is to mirror the return of a benchmark index. The subadviser may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadviser believes there is a high correlation between changes in the value of the index and these securities. An active subadviser seeks to outperform the index by selecting securities which the subadviser believes will appreciate in value at a rate greater than the index. However, if the subadviser is incorrect in its estimate of a security's performance, the Portfolio may underperform the index. A risk controlled subadviser uses an active management style but employs investment criteria that are intended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sectors, or in the case of an international fund, country allocations, that the subadviser believes will outperform the market rather than on individual stock selection. Consequently, these subadvisers place greater emphasis upon economic and market trends. A subadviser using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadviser using a contrarian approach primarily focuses on companies which are out of favor and/or their market values are depressed. The subadviser believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadviser or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company's market price. The subadviser anticipates that over time the market will reflect the underlying value in the market price.


Potential Conversion. High Yield Investments reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days' written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

49  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


The Manager


The manager. The Consulting Group, a division of SBFM, serves as the manager for the Portfolios. The manager's address is 399 Park Avenue, New York, New York 10022. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Consulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment adviser selection services.



The Portfolios are part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolios and the following additional portfolio which is offered in a separate prospectus, a copy of which can be obtained from any Smith Barney Financial Consultant:


..  Multi-Strategy Market Neutral Investments


                            The Evaluation Process


 The Consulting Group screens more than 500 registered investment advisory firms, tracks the performance of more than 900 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:


..  level of expertise

..  relative performance and consistency of performance

..  strict adherence to investment discipline or philosophy

..  personnel, facility and financial strength


..  quality of service and communication



The subadvisers. The subadvisers are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio's investment objectives and policies. The name and address of each subadviser, and the name and background of each portfolio manager, is included on pages 51 through 54.



The subadviser selection process. Subject to the review and approval of the Portfolios' Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisers who manage the Portfolios' assets. The Consulting Group may adjust the allocation of a Portfolio's assets among the subadvisers by up to 10%. Any adjustment affecting more than 10% of a Portfolio's assets can be made only by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisers that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.


The Portfolios rely upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisers or replace existing subadvisers without first obtaining shareholder approval. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadviser and its subadvisory contract within 90 days of the engagement of a new subadviser.

50  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued


The subadvisers, portfolio managers and the percentage of Portfolio assets each subadviser manages are described below.



           Fund                        Subadviser            Percentage         Portfolio Manager
----------------------------------------------------------------------------------------------------------
Large Capitalization Growth Alliance Capital Management L.P.    25%     Alliance uses a team
  Investments               1345 Avenue of the Americas                 management approach.
                            New York, NY 10105

                            TCW Investment                      30%     Glen Bickerstaff
                            Management Company                          Mr. Bickerstaff has been
                            865 South Figueroa Street                   responsible for the day-to-day
                            Suite 1800                                  management of the Portfolio
                            Los Angeles, CA 90017                       since 2000. He joined the firm in
                                                                        1998. Prior to joining TCW, he
                                                                        was a senior portfolio manager
                                                                        of Transamerica Investments
                                                                        Services.

                            Turner Investment Partners, Inc.    30%     Robert Turner, CFA
                            1205 Westlakes Drive                        Mr. Turner has been primarily
                            Suite 100                                   responsible for the day-to-day
                            Berwyn, PA 19312                            management of the Portfolio
                                                                        since 2000. He has been
                                                                        chairman and chief investment
                                                                        officer--growth equities of the
                                                                        firm since 1990 and has 21
                                                                        years of investment experience.

                                                                        Christopher K. McHugh
                                                                        Mr. McHugh has been
                                                                        responsible for the mid-cap
                                                                        growth segment of the Portfolio
                                                                        since 2002. He is a senior
                                                                        portfolio manager and has been
                                                                        with Turner since 1990. He has
                                                                        16 years of investment
                                                                        experience.

                            Sands Capital                       15%     Frank M. Sands, Jr., CFA
                            Management, Inc.                            David E. Levanson, CFA
                            1100 Wilson Blvd.                           Sands Capital Management, Inc.
                            Suite 3050                                  employs a team-based process.
                            Arlington, VA 22209                         From the eight-person team,
                            (effective January 2, 2004)                 Mr. Sands, Jr., CFA and
                                                                        Mr. Levanson, CFA are
                                                                        responsible for the day-to-day
                                                                        management of the Portfolio. Mr.
                                                                        Sands, Jr., the primary manager,
                                                                        has been with the firm since
                                                                        2000 as a principal and the
                                                                        Director of Research. Prior to
                                                                        Sands he was with Fayez Sarofim
                                                                        & Co. from 1994-2000 as
                                                                        Research Analyst, Portfolio
                                                                        Manager and Principal. He has
                                                                        over 9 years of investment
                                                                        experience. Mr. Levanson serves
                                                                        as a back-up manager to Mr.
                                                                        Sands, Jr. on the Portfolio. Prior
                                                                        to Sands he was with MFS
                                                                        Investment Management from
                                                                        1999-2002 as Research Analyst;
                                                                        and from 1996-1999 he was
                                                                        with State Street Research and
                                                                        Management as Research
                                                                        Analyst. He has four years of
                                                                        experience with the firm and over
                                                                        13 years of investment
                                                                        experience.


51  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued




           Fund                        Subadviser            Percentage         Portfolio Manager
----------------------------------------------------------------------------------------------------------

Large Capitalization Value  The Boston Company Asset           33.3%    TBCAM uses a team
  Equity Investments        Management L.L.C.                           management approach.
                            One Boston Place
                            Boston, MA 02108

                            Chartwell Investment Partners      33.3%    Bernard Schaffer
                            1235 Westlakes Drive, Suite 400             Mr. Schaffer has been primarily
                            Berwyn, PA 19312                            responsible for the day-to-day
                                                                        management of the Portfolio
                                                                        since 1999. He has been with
                                                                        Chartwell since 1997 and has
                                                                        had 29 years of investment
                                                                        experience.

                            Alliance Capital Management L.P.   33.3%    Alliance uses a team
                            1345 Avenue of the Americas                 management approach.
                            New York, NY 10105

Small Capitalization Growth Wall Street Associates             33.3%    William Jeffery, III
  Investments               1200 Prospect Street, Suite 100             Kenneth McCain
                            La Jolla, CA 92037                          David Baratta
                                                                        Messrs. Jeffery and McCain
                                                                        have been primarily responsible
                                                                        for the day-to-day management of
                                                                        the Portfolio since 1997. Mr.
                                                                        Baratta joined the portfolio
                                                                        management team in 1999.
                                                                        Messrs. Jeffery and McCain are
                                                                        founding partners of the firm and
                                                                        have over 25 years of investment
                                                                        experience.

                            Westpeak Global Advisors, L.P.     33.3%    Westpeak uses a team
                            1470 Walnut Street,                         management approach.
                            Boulder, CO 80302

                            Westfield Capital Management       33.3%    Westfield uses a team
                            Co., Inc.                                   management approach.
                            One Financial Center
                            Boston, MA 02111

Small Capitalization Value  NFJ Investment Group               33.3%    NFJ uses a team management
  Equity Investments        2121 San Jacinto Street,                    approach.
                            Suite 1840
                            Dallas, TX 75201

                            Rutabaga Capital Management LLC    33.3%    Peter Schliemann
                            64 Broad Street                             Mr. Schliemann has been
                            Boston, MA 02109                            primarily responsible for the
                                                                        day-to-day management of the
                                                                        Portfolio since 2000. Mr.
                                                                        Schliemann founded Rutabaga in
                                                                        1999, and is President. Prior to
                                                                        founding Rutabaga, he was a
                                                                        director, executive vice president
                                                                        and portfolio manager of David L.
                                                                        Babson & Co. Inc.


52  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued




           Fund                        Subadviser              Percentage          Portfolio Manager
-------------------------------------------------------------------------------------------------------------

Small Capitalization Value ING Furman Selz Capital               33.3%    Furman Selz uses a team
  Equity Investments--     Management LLC                                 management approach.
  (Continued)              230 Park Avenue
                           New York, NY 10169

International Equity       Oechsle International Advisors, LLC     30%    Oechsle uses a team approach to
  Investments              One International Place                        develop a broad investment
                           Boston, MA 02110                               strategy, establish a framework for
                                                                          country allocation and contribute
                                                                          to individual stock selections.
                                                                          Prominent among those on the
                                                                          team for emerging markets
                                                                          strategies are: Peter Robson,
                                                                          Portfolio Manager and Research
                                                                          Analyst, and Kathleen Harris,
                                                                          Portfolio Manager and Research
                                                                          Analyst.

                                                                          Peter Robson previously was an
                                                                          international Portfolio Manager
                                                                          at Batterymarch Financial
                                                                          Management. Prior to that, he
                                                                          was the Director of Far East
                                                                          Markets of AIB Govett in London.

                                                                          Kathleen Harris
                                                                          Ms. Harris has shared
                                                                          management responsibility since
                                                                          1997. She has been with
                                                                          Oechsle since 1997. Previously
                                                                          Ms. Harris was the Portfolio
                                                                          Manager and Investment Director
                                                                          of the State of Wisconsin
                                                                          Investment Board. Prior to that,
                                                                          she was Fund Manager and
                                                                          Equity Analyst for the Northern
                                                                          Trust Company.

                           Philadelphia International              35%    PIA uses a team management
                           Advisors LP                                    approach.
                           One Liberty Place, Suite 1200
                           Philadelphia, PA 19103

                           Brandywine Asset Management, Inc.       35%    Brandywine uses a team
                           3 Christina Centre                             management approach.
                           201 N. Walnut Street
                           Wilmington, DE 19801

Emerging Markets Equity    SSgA Funds Management, Inc.             50%    SSgA uses a team management
  Investments              State Street Financial Center                  approach.
                           One Lincoln Street
                           Boston, MA 02111

                           F & C Emerging Markets Ltd.             50%    F & C uses a team management
                           Exchange House                                 approach.
                           Primrose Street, 8th Floor
                           London EC2A 2NY
                           England




53  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued




           Fund                       Subadviser            Percentage      Portfolio Manager
---------------------------------------------------------------------------------------------------

Intermediate Fixed Income   Pacific Investment Management       50%    PIMCO uses a team
  Investments               Company LLC                                management approach.
                            840 Newport Center Drive,
                            Suite 300
                            Newport Beach, CA 92660

                            BlackRock Financial                 50%    BlackRock uses a team
                            Management, Inc.                           management approach.
                            345 Park Avenue
                            New York, NY 10154

Long-Term Bond Investments  Western Asset Management           100%    Western uses a team
                            Company                                    management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Mortgage Backed Investments Utendahl Capital Management CFI    100%    Utendahl uses a team
                            201 East Pine Street, Suite 825            management approach.
                            Orlando, FL 32801

High Yield Investments      Seix Investment Advisors Inc.       50%    Seix uses a team management
                            300 Tice Boulevard                         approach.
                            Woodcliff Lake, NJ 07677

                            Western Asset Management            50%    Western uses a team
                            Company                                    management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Multi-Sector Fixed Income   Western Asset Management            80%    Western uses a team
  Investments               Company                                    management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

                            Utendahl Capital Management CFI     20%    Utendahl uses a team
                            201 East Pine Street, Suite 825            management approach.
                            Orlando, FL 32801

International Fixed Income  Julius Baer Investment             100%    Julius Baer uses a team
  Investments               Management Inc.                            management approach.
                            330 Madison Avenue
                            New York, NY 10017

Municipal Bond Investments  Smith Affiliated Capital           100%    Smith uses a team management
                            Corporation                                approach.
                            880 Third Avenue
                            New York, NY 10022

Government Money            Standish Mellon Asset              100%    Standish uses a team
  Investments               Management Company LLC                     management approach.
                            One Boston Place
                            Boston, MA 02108


54  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



Management Fees. The Consulting Group receives fees from each Portfolio for its services. In turn, the Consulting Group pays the subadvisers a portion of this fee for their services. In addition, each Portfolio pays SBFM a fee at an annual rate of 0.20% of its average daily net assets for administration services. The Consulting Group and SBFM may voluntarily waive a portion or all of their respective fees otherwise payable to them. The chart below shows the management fees paid by each Portfolio.

                                                                     Actual
                                                                   Management
                                                                    Fee Paid
                                                                     During
                                                        Management Most Recent
                      Portfolio                            Fee     Fiscal Year
----------------------------------------------------------------------------
Large Capitalization Growth Investments                    0.60%      0.57%
Large Capitalization Value Equity Investments              0.60%      0.59%
Small Capitalization Growth Investments                    0.80%      0.80%
Small Capitalization Value Equity Investments              0.80%      0.77%
International Equity Investments                           0.70%      0.68%
Emerging Markets Equity Investments                        0.90%      0.90%
Intermediate Fixed Income Investments                      0.40%      0.40%
Long-Term Bond Investments                                 0.40%      0.40%
Mortgage Backed Investments                                0.50%      0.38%
High Yield Investments                                     0.70%      0.55%
Multi-Sector Fixed Income Investments                      0.65%      0.41%
International Fixed Income Investments                     0.50%      0.50%
Municipal Bond Investments                                 0.40%      0.40%
Government Money Investments                               0.15%      0.14%


Possible Conflict of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadviser varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.


Recent Developments



The Portfolios have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit that contains the Portfolio's Investment Manager. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.



The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.



CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.



CAM has briefed the Securities and Exchange Commission, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.


55  | CONSULTING GROUP CAPITAL MARKETS FUNDS

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Asset Allocation Programs


Shares of the Trust's Portfolios are available to participants in advisory programs or asset based fee programs sponsored by Citigroup Global Markets, including the TRAK(R) Personalized Investment Advisory Service, or other qualified investment advisers approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.


Advisory services generally include:

..  evaluating the investor's investment objectives and time horizon

..  analyzing the investor's risk tolerance

..  recommending an allocation of assets among the Portfolios in the Trust

.. providing monitoring reports containing an analysis and evaluation of an investor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service.


Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Citigroup Global Markets advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Citigroup Global Markets advisory program may be paid either by redemption of shares of the Trust or by separate payment.


56  | CONSULTING GROUP CAPITAL MARKETS FUNDS

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Investment and Account Information

Account transactions


Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Citigroup Global Markets, including TRAK(R), or by a qualified investment adviser not affiliated with Citigroup Global Markets. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Citigroup Global Markets or through a broker that clears securities transactions through Citigroup Global Markets (an introducing broker). You may establish a brokerage account with Citigroup Global Markets free of charge in order to purchase shares of a Portfolio.


.. The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

..  There is no minimum on additional investments.


.. The minimum initial aggregate investment in the TRAK program for employees of Citigroup Global Markets and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.


.. The Portfolios and the TRAK program may vary or waive the investment minimums at any time.


.. You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the Statement of Additional Information.



Shares of the Portfolios are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Citigroup Global Markets or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Orders accepted after 4:00 p.m. will receive the next day's share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:


..  Name of the Portfolio

..  Account Number

..  Dollar amount or number of shares to be purchased

..  Signatures of each owner exactly as the account is registered


Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Citigroup Global Markets has received and accepted an advisory agreement signed by the investor participating in the TRAK(R) program or other advisory program or asset based fee program sponsored by Citigroup Global Markets. With respect to investors participating in advisory programs sponsored by entities other than Citigroup Global Markets, Citigroup Global Markets must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Citigroup Global Markets or the introducing broker within three business days after the order is placed in good order.



Redemption of Shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Citigroup Global Markets or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Citigroup Global Markets advisory service, you must redeem your shares in the Portfolios.



Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Citigroup Global Markets or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Citigroup Global Markets or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.


Exchange of Shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of frequent exchanges. Excessive exchange transactions can adversely

57  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                  Investment and Account Information, continued



affect a Portfolio's performance, hurting the Portfolio's other shareholders. If the Consulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before suspending his or her exchange privilege. During the 15-day period the shareholder will be required either to redeem his or her shares in the Portfolio or establish an allocation which the shareholder expects to maintain for a significant period of time.


Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the TRAK Advisory Service fees), Citigroup Global Markets or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Citigroup Global Markets may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.


Valuation of shares


Each Portfolio offers its shares at their net asset value per share. Each Portfolio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., Eastern time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.



A Portfolio generally values its securities based on market prices or quotations. A Portfolio's currency conversions, if any, are done when the London stock exchange closes. When reliable market prices or quotations are not available, or when the Consulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or currency exchanges close, a Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfolios' Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.


International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions


Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Government Money Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Government Money Investments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.



The equity oriented Portfolios expect distributions to be primarily from capital gains. The fixed income oriented Portfolios expect distributions to be primarily from income.


Taxes


In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Portfolios.



            --------------------------------------------------------

            Transactions                Federal Tax Status
            --------------------------------------------------------
            Redemptions or exchange     Usually capital gain or
              of shares                 loss; long-term only if
                                        shares owned more than
                                        one year
            --------------------------------------------------------
            Distributions of long-term  Long-term capital gain
              capital gain
            --------------------------------------------------------
            Dividends from net          Ordinary income (for all
              investment income         Portfolios except Municipal
                                        Bond Investments),
                                        potentially taxable at long-
                                        term capital gain rates
            --------------------------------------------------------
            Any of the above received   Not a taxable event
              by a qualified retirement
              account
            --------------------------------------------------------



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in shares. Although dividends (including dividends from short-term


58  | CONSULTING GROUP CAPITAL MARKETS FUNDS

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--------------------------------------------------------------------------------
                                  Investment and Account Information, continued




capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends of long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by a Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for regular federal income tax purposes.



After the end of each year, the Portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Portfolio's distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Since each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.



As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2003, adjusted gross income in excess of $139,500 ($69,750 for married individuals filing separately). In 2004, itemized deductions will be limited for individuals having adjusted gross income in excess of $142,700 ($71,350 for married individuals filing separately) for such year.


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Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years (or since inception if less than 5 years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each Portfolio's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

------------------------------------------------------------------------------------------------

                                                   2003     2002(1)     2001(1)      2000   1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $8.36      $11.34      $29.33    $24.35 $17.30
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  (0.00)*      (0.04)      (0.05)    (0.04)   0.01
  Net realized and unrealized gain (loss)          2.02      (2.94)     (11.65)      7.87   7.87
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.02      (2.98)     (11.70)      7.83   7.88
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --          --          --        -- (0.01)
  Net realized gains                                 --          --      (6.29)    (2.85) (0.82)
------------------------------------------------------------------------------------------------
Total Distributions                                  --          --      (6.29)    (2.85) (0.83)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $10.38       $8.36      $11.34    $29.33 $24.35
------------------------------------------------------------------------------------------------
Total Return                                     24.16%    (26.28)%    (45.61)%    34.31% 46.29%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $1,155      $1,026      $1,651    $2,758 $2,326
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.90%       0.86%       0.77%     0.71%  0.68%
  Net investment income (loss)                  (0.30)%     (0.30)%     (0.29)%    (0.15)   0.06
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             79%        122%        115%       59%    34%
------------------------------------------------------------------------------------------------

Large Capitalization Value Equity Investments
------------------------------------------------------------------------------------------------

                                                   2003        2002     2001(1)      2000   1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $8.39      $10.07      $11.93    $13.53 $12.28
------------------------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income (loss)                     0.13        0.12        0.12      0.17   0.17
  Net realized and unrealized gain (loss)          0.59      (1.68)      (0.34)      0.31   2.94
------------------------------------------------------------------------------------------------
Total Income (loss) From Operations                0.72      (1.56)      (0.22)      0.48   3.11
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.11)      (0.12)      (0.15)    (0.17) (0.18)
  Net realized gains                                 --          --      (1.49)    (1.91) (1.68)
------------------------------------------------------------------------------------------------
Total Distributions                              (0.11)      (0.12)      (1.64)    (2.08) (1.86)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $9.00       $8.39      $10.07    $11.93 $13.53
------------------------------------------------------------------------------------------------
Total Return                                      8.75%    (15.71)%     (1.96)%     4.00% 26.36%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $1,114      $1,081      $1,612    $1,933 $1,946
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.93%       0.87%       0.78%     0.78%  0.75%
  Net investment income                            1.60        1.16        1.10      1.34   1.10
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             81%        111%         79%       78%    54%
------------------------------------------------------------------------------------------------
(1)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.


60  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Small Capitalization Growth Investments

--------------------------------------------------------------------------------------

                                              2003(1)  2002(1)  2001(1) 2000(1)   1999
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $9.01    $12.26   $24.36 $17.93  $12.83
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.07)    (0.09)   (0.08) (0.11)  (0.07)
  Net realized and unrealized gain (loss)       2.89    (3.16)   (7.71)   8.66    5.68
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.82    (3.25)   (7.79)   8.55    5.61
--------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                              --        --   (4.31) (2.12)  (0.51)
--------------------------------------------------------------------------------------
Total Distributions                               --        --   (4.31) (2.12)  (0.51)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $11.83     $9.01   $12.26 $24.36  $17.93
--------------------------------------------------------------------------------------
Total Return                                  31.30%  (26.51)% (34.21)% 50.57%  44.32%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $497      $474     $752 $1,572  $1,109
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.27%     1.20%    1.06%  0.98%   0.93%
  Net investment loss                         (0.77)    (0.79)   (0.51) (0.50)  (0.39)
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                          88%       91%      80%   110%    108%
--------------------------------------------------------------------------------------

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------------

                                                 2003     2002  2001(1)    2000   1999
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $11.56    $12.54   $10.72 $10.56  $11.11
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.13      0.15     0.19   0.20    0.19
  Net realized and unrealized gain (loss)       1.25    (0.48)     1.90   0.30    1.28
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.38    (0.33)     2.09   0.50    1.47
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.05)    (0.19)   (0.13) (0.16)  (0.20)
  Net realized gains                          (0.59)    (0.46)   (0.14) (0.18)  (1.82)
--------------------------------------------------------------------------------------
Total Distributions                           (0.64)    (0.65)   (0.27) (0.34)  (2.02)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $12.30    $11.56   $12.54 $10.72  $10.56
--------------------------------------------------------------------------------------
Total Return                                  13.12%   (2.85)%   19.98%  5.09%  13.61%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $425      $503     $639   $852    $744
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.20%     1.13%    0.94%  0.91%   0.96%
  Net investment income                         1.00      0.94     1.70   2.12    1.70
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                          33%       54%      63%    72%     53%
--------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

61  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


International Equity Investments

----------------------------------------------------------------------------------

                                           2003(1)  2002(1)  2001(1)   2000   1999
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $6.93     $8.26   $13.50 $12.43 $10.69
----------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income                      0.10      0.03     0.05   0.14   0.09
  Net realized and unrealized gain (loss)    0.81    (1.36)   (3.59)   2.19   2.39
----------------------------------------------------------------------------------
Total Income (loss) From Operations          0.91    (1.33)   (3.54)   2.33   2.48
----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.02)   (0.00)*   (0.05) (0.11) (0.15)
  Net realized gains                           --        --   (1.65) (1.15) (0.59)
----------------------------------------------------------------------------------
Total Distributions                        (0.02)   (0.00)*   (1.70) (1.26) (0.74)
----------------------------------------------------------------------------------
Net Asset Value, End of Year                $7.82     $6.93    $8.26 $13.50 $12.43
----------------------------------------------------------------------------------
Total Return                               13.21%  (16.08)% (28.67)% 19.17% 24.06%
----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $533      $535     $749 $1,569 $1,385
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses                            1.14%     1.23%    1.03%  0.94%  0.82%
  Net investment income                      1.55      0.39     0.49   0.54   0.90
----------------------------------------------------------------------------------
Portfolio Turnover Rate                      110%      131%      64%    75%    45%
----------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 * Amount represents less than $0.01 per share.

62  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Emerging Markets Equity Investments

-----------------------------------------------------------------------------------

                                           2003(1) 2002(1)  2001(1) 2000(1) 1999(1)
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $5.22   $5.12     $7.35  $6.74   $4.37
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               0.04    0.02      0.05 (0.02)    0.05
  Net realized and unrealized gain (loss)    1.28    0.11    (2.28)   0.67    2.36
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations          1.32    0.13    (2.23)   0.65    2.41
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.06)  (0.03)        -- (0.04)  (0.04)
  Net realized gains                           --      --        --     --      --
-----------------------------------------------------------------------------------
Total Distributions                        (0.06)  (0.03)        -- (0.04)  (0.04)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                $6.48   $5.22     $5.12  $7.35   $6.74
-----------------------------------------------------------------------------------
Total Return                               25.51%   2.62%  (30.34)%  9.62%  55.37%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $196    $184      $246   $305    $318
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.79%   1.72%     1.69%  1.66%   1.72%
  Net investment income (loss)               0.86    0.40      0.79 (0.24)    0.84
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       88%     65%       83%   110%    135%
-----------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

63  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



Intermediate Fixed Income Investments




------------------------------------------------------------------------------------------

                                               2003(1)  2002(1)     2001     2000     1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $8.20    $8.31    $7.82    $7.83    $8.19
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                        0.35     0.44     0.50     0.48     0.44
  Net realized and unrealized gain (loss)(2)      0.04   (0.06)     0.46   (0.05)   (0.35)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.39     0.38     0.96     0.43     0.09
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.41)   (0.49)   (0.47)   (0.44)   (0.45)
------------------------------------------------------------------------------------------
Total Distributions                             (0.41)   (0.49)   (0.47)   (0.44)   (0.45)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $8.18    $8.20    $8.31    $7.82    $7.83
------------------------------------------------------------------------------------------
Total Return                                     4.78%    4.73%   12.57%    5.73%    1.07%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $317,858 $331,331 $368,637 $564,715 $594,666
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses                                 0.77%    0.75%    0.79%    0.78%    0.61%
  Net investment income(2)                        4.22     5.39     6.15     6.02     4.53
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           257%     280%     325%     195%     207%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)Effective September 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts for Intermediate Fixed Income Investments, respectively, would have been $0.46 for net investment income, $0.08 for net realized and unrealized loss and 5.47% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.




64  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Long-Term Bond Investments


-----------------------------------------------------------------------------------------

                                                 2003  2002(1) 2001(1)     2000      1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $8.25    $8.33   $7.85    $7.70    $9.05
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                       0.40     0.40    0.45     0.48     0.49
  Net realized and unrealized gain (loss)(5)   (0.02)   (0.02)    0.46     0.21   (1.00)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.38     0.38    0.91     0.69   (0.51)
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.39)   (0.41)  (0.43)   (0.48)   (0.50)
  Net realized gains                               --   (0.05)      --   (0.05)   (0.34)
  Capital                                          --       --      --   (0.01)       --
-----------------------------------------------------------------------------------------
Total Distributions                            (0.39)   (0.46)  (0.43)   (0.54)   (0.84)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $8.24    $8.25   $8.33    $7.85    $7.70
-----------------------------------------------------------------------------------------
Total Return                                    4.59%    4.75%  11.98%    9.50%  (6.19)%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $23,316  $32,510 $61,163  $75,091 $115,355
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.09%    1.04%   1.02%    0.92%    0.80%
  Net investment income(5)                       4.66     4.88    5.66     6.18     5.81
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                          315%     268%    405%     358%      30%
-----------------------------------------------------------------------------------------

Mortgage Backed Investments
-----------------------------------------------------------------------------------------

                                                 2003     2002 2001(1)     2000      1999
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $8.40    $8.26   $7.84    $7.73    $8.13
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                       0.48     0.49    0.51     0.49     0.45
  Net realized and unrealized gain (loss)      (0.55)     0.16    0.37     0.08   (0.34)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.07)     0.65    0.88     0.57     0.11
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.47)   (0.51)  (0.46)   (0.46)   (0.45)
  Net realized gains                               --       --      --       --   (0.05)
  Capital                                          --       --      --       --   (0.01)
-----------------------------------------------------------------------------------------
Total Distributions                            (0.47)   (0.51)  (0.46)   (0.46)   (0.51)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $7.86    $8.40   $8.26    $7.84    $7.73
-----------------------------------------------------------------------------------------
Total Return(3)                               (0.90)%    8.12%  11.47%    7.58%    1.30%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $77,601 $116,262 $91,326 $100,342 $131,039
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses(2)(4)                          0.80%    0.80%   0.80%    0.85%    0.80%
  Net investment income                          5.55     6.09    6.14     6.26     5.67
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                          168%      23%     10%      28%      87%
-----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)Expense ratios and the per share decreases to net investment income before fee waivers and/or expense reimbursements were as follows:






                               Per share decreases to     Expense ratios without waivers
                                net investment income         and/or reimbursements
Fund                        2003  2002  2001  2000  1999  2003   2002  2001  2000  1999
----------------------------------------------------------------------------------------
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.92%  0.98% 0.95% 0.97% 0.91%




(3)Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(4)As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.


(5)Effective September 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts for Long-Term Bond Investments, respectively, would have been $0.43 for net investment income, and $0.05 for net realized and unrealized loss and 4.92% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.


65  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



High Yield Investments

------------------------------------------------------------------------------------------

                                                  2003  2002(1)  2001(1)  2000(1)  1999(1)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $4.38    $5.20    $5.85    $7.33    $7.89
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                        0.36     0.44     0.51     0.69     0.83
  Net realized and unrealized gain (loss)(2)      0.25   (0.82)   (0.64)   (1.37)   (0.54)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.61   (0.38)   (0.13)   (0.68)     0.29
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.38)   (0.44)   (0.52)   (0.71)   (0.83)
  Net realized gains                                --       --       --       --   (0.02)
  Capital                                           --       --       --   (0.09)       --
------------------------------------------------------------------------------------------
Total Distributions                             (0.38)   (0.44)   (0.52)   (0.80)   (0.85)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $4.61    $4.38    $5.20    $5.85    $7.33
------------------------------------------------------------------------------------------
Total Return                                    14.57%  (7.75)%  (2.27)%  (9.37)%    3.67%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $227,191 $222,373 $263,525 $164,056 $155,057
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.97%    0.97%    1.12%    1.20%    1.19%
  Net investment income(2)                        7.78     9.05     9.38    11.30    10.62
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           158%      69%      81%     129%     122%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)Effective September 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts would have been $0.45, $0.83 and 9.22% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.




66  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



International Fixed Income Investments

------------------------------------------------------------------------------------

                                                2003 2002(1) 2001(1) 2000(1) 1999(1)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $7.47  $7.19    $7.24   $8.10   $8.34
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                      0.25   0.29     0.31    0.36    0.42
  Net realized and unrealized gain (loss)(2)    0.51   0.29   (0.05)  (0.84)  (0.24)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.76   0.58     0.26  (0.48)    0.18
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.30) (0.12)  (0.00)*  (0.06)  (0.42)
  Net realized gains                              --     --       --      --      --
  Capital                                         -- (0.18)   (0.31)  (0.32) (0.00)*
------------------------------------------------------------------------------------
Total Distributions                           (0.30) (0.30)   (0.31)  (0.38)  (0.42)
------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $7.93  $7.47    $7.19   $7.24   $8.10
------------------------------------------------------------------------------------
Total Return                                  10.28%  8.39%    3.80% (6.13)%   2.30%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $112   $126     $160    $236    $236
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.04%  1.02%    0.94%   0.98%   0.94%
  Net investment income(2)                      3.21   4.04     4.26    4.70    4.85
------------------------------------------------------------------------------------
Portfolio Turnover Rate                         288%   271%     293%    225%    204%
------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)Effective September 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized gain per share and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.




 * Amount represents less than $0.01 per share.


67  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



Municipal Bond Investments

---------------------------------------------------------------------------------------

                                               2003     2002  2001(1)     2000     1999
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $9.07    $8.91    $8.40    $8.22    $8.92
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.35     0.37     0.37     0.37     0.35
  Net realized and unrealized gain (loss)    (0.12)     0.14     0.49     0.17   (0.57)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.23     0.51     0.86     0.54   (0.22)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.35)   (0.35)   (0.35)   (0.35)   (0.35)
  In excess of net investment income             --       --       --       --       --
  Net realized gains                             --       --       --   (0.01)   (0.13)
---------------------------------------------------------------------------------------
Total Distributions                          (0.35)   (0.35)   (0.35)   (0.36)   (0.48)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.95    $9.07    $8.91    $8.40    $8.22
---------------------------------------------------------------------------------------
Total Return                                  2.51%    5.88%   10.44%    6.79%  (2.60)%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $28,386  $30,604  $31,404  $48,789  $61,743
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.88%    0.91%    0.85%    0.79%    0.78%
  Net investment income                        3.79     4.17     4.32     4.50     4.03
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         15%      21%      23%      37%     142%
---------------------------------------------------------------------------------------

Government Money Investments
---------------------------------------------------------------------------------------

                                            2003(1)  2002(1)  2001(1)  2000(1)  1999(1)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $1.00    $1.00    $1.00    $1.00    $1.00
---------------------------------------------------------------------------------------
  Net investment income(2)                     0.01     0.02     0.05     0.05     0.04
  Dividends from net investment income       (0.01)   (0.02)   (0.05)   (0.05)   (0.04)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $1.00    $1.00    $1.00    $1.00    $1.00
---------------------------------------------------------------------------------------
Total Return(3)                               0.85%    1.80%    5.04%    5.44%    4.53%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $110,461 $140,411 $181,954 $225,756 $303,160
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)(4)                              0.60%    0.60%    0.60%    0.60%    0.60%
  Net investment income                        0.81     1.82     5.04     5.30     4.46
---------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.



(2)Expense ratios and per share decreases to net investment income before fee waivers and/or expense reimbursements were as follows:




                                Per share decreases to     Expense ratios without waivers
                                 net investment income       and/or reimbursements
Fund                         2003  2002  2001  2000  1999  2003  2002  2001  2000  1999
-----------------------------------------------------------------------------------------
Government Money Investments 0.00* 0.00* 0.00* 0.02 $0.00* 0.90  0.91  0.74  0.78  0.71%


(3)Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.




(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.




 * Amount represents less than $0.01 per share.


68  | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Multi-Sector Fixed Income Investments

--------------------------------------------------------------------------------

                                                 2003 2002(1) 2001(1) 2000(1)(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $8.02   $8.29   $8.23    $8.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)(4)                    0.36    0.50    0.55     0.45
  Net realized and unrealized gain (loss)(3)   (0.38)  (0.22)    0.18     0.06
--------------------------------------------------------------------------------
Total Income From Operations                   (0.02)    0.28    0.73     0.51
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.35)  (0.54)  (0.65)   (0.28)
  Net realized gains                           (0.14)  (0.01)  (0.02)       --
--------------------------------------------------------------------------------
Total Distributions                            (0.49)  (0.55)  (0.67)   (0.28)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $7.51   $8.02   $8.29    $8.23
--------------------------------------------------------------------------------
Total Return(5)                               (0.37)%   3.51%   9.26%   6.47%+
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $36,991 $32,947 $32,617  $29,989
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)(6)                                0.80%   0.80%   0.80%   0.80%+
  Net investment income(3)                       4.44    6.01    6.59    6.13+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          264%    200%    149%     249%
--------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.



(2)For the period from October 31, 1999 (commencement of operations) to August 31, 2000.


(3)Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the ratio of net investment income to average net assets would have been 6.06%. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


(4)Expense ratios and the per share decreases to net investment income before fee waivers and/or expense reimbursements were as follows:



                                      Per share decreases to  Expense ratios without waivers
                                       net investment income   and/or reimbursements
Fund                                  2003  2002  2001  2000  2003    2002    2001    2000
--------------------------------------------------------------------------------------------
Multi-Sector Fixed Income Investments $0.03 $0.02 $0.01 $0.03 1.19%   1.00%   0.97%  1.17%+




(5)Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(6)As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.




 ++Total return is not annualized, as it may not be representative of the total return for the year.


 + Annualized.


 * Amount represents less than $0.01 per share.


69  | CONSULTING GROUP CAPITAL MARKETS FUNDS

                                  APPENDIX A

                              Investment Indices

Following are definitions of indices that are utilized in the Client's Recommendation and Review.


Lehman Brothers Government/Credit Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/Credit Bond and Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities.

Lehman Brothers Long Term Government/Credit Bond Index
Includes all bonds covered by the Lehman Brothers Government/Credit Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Credit Bond Index
A subset of the Lehman Brothers Government/Credit Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index

Contains all fixed rate securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).



Lehman Brothers High Yield Index


An index designed to mirror the investable universe of the dollar-denominated high yield debt market.



Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).



Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index

An equally weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds having this investment objective.


Lipper Emerging Markets Funds Average
An average of the reinvested performance of funds that invest in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.

Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index

An equally weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average

An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock indices.


Lipper Growth Funds Index

An equally weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds having this investment objective.


Lipper High Yield Taxable Funds Average
An average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.


Lipper Intermediate Investment Grade Debt Funds Average


An average of the reinvested performance of funds that invest in corporate investment grade debt issues rated in the top four grades by a nationally recognized statistical rating organization with dollar weighted average maturities of five to ten years.


Lipper International Funds Average
An average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index

An equally weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds having this investment objective.


Lipper International Income Funds Average
An average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries excluding the United States, except in periods of market weakness.

Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the

                                  APPENDIX A
stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper S&P 500 Index Objective Funds Average
An average of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fees no higher than 0.50%).

Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

Morgan Stanley Emerging Equity Markets Free Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $1.6 billion in market capitalization. The average market capitalization for a company in this index is $13 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 1000 Value Index.

                                  APPENDIX A

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing approximately 8.0% of the Russell 3000 Index. The average market capitalization for a company in this index is $530 million, with the largest being $1.4 billion.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
A capitalization weighted index of 500 of the largest stocks in the U.S. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation.


Citigroup Global Markets Non-U.S. Government Bond Index

A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

                                  APPENDIX B

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

--------------------------------------------------------------------------------
PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b)
Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1
--------
 1 PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or "outside") fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requests that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term "officer" be defined and incorporated into the proposed exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
--------
 2 The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term "Affiliate"

 Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

 Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word "affiliate." Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

 Section II(h) of PTE 99-15 provides that--

 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 Although the term "independent" is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term "independent" means "not an affiliate." Salomon Smith Barney represents that
Section III(b) of PTE 99-15 defines the term "affiliate" of Salomon Smith Barney to include:

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term "such person" rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an "affiliate" of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney's affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

 Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph
(1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney's indirect 50 percent ownership interest in the Joint Venture is not a "controlling interest." Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street's exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of
Section III(b).

 In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

 Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

 Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 In connection with the revised affiliate definition, Salomon Smith Barney requests that the term "officer" be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual's status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

 The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

 Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

 Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor's Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

 In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell's characterization of stock as either "Growth" or "Value." For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

 Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted,
Section II(i) states that--

 Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 In other words, the exception will apply to "any higher percentage" which may result from a Sub-Adviser's management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the "passive full replication" trading method.3

 Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser's evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser's exercise of investment discretion.

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to
--------
 3 According to Salomon Smith Barney, there are two forms of index trading--passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

replicate the underlying index.4 Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

 If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

 Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup's performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.
--------
 4 In its management of a "pure" Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
 The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

 In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market's design preferences.

 For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

 Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan's assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

 (2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.5

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize
--------
 5 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.
and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.
--------------------------------------------------------------------------------
SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency
(the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan; collectively, the Plans).

 PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

 In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requested that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term "officer" be defined and incorporated into the Proposed Exemption, in new Section
--------
 1 PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside
Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
 PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
 Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 2 The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

 The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

 The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms "affiliate" and "officer." The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser's replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

 The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith

Barney's comment letter and the Department's responses with respect thereto.

 1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that "As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion." Also, in that same paragraph, the last sentence states, in part, that "one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney." Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from "Salomon Smith Barney" to "the Consulting Group," which actually chooses the Sub-Advisers.

 In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that--

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA).3

 On page 35141 of the Proposed Exemption, the third sentence of the first "carry-over" paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the "Consulting Group Capital Markets Large Cap Value Fund" and the "Large Cap Growth Consulting Group Capital Markets Fund." However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the "Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments" and the "Consulting Group Capital Markets Funds Large Capitalization Growth Investments." Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith
--------
 3 Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company's investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

Barney wishes to clarify that the formal name for the S&P Fund designated as the "Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio" is the "Consulting Group Capital Markets S&P Index Investment Fund Portfolio."

 In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

 2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

 In response to this comment, the Department notes Salomon Smith Barney's modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

 (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers.

 The Index is created and maintained by an organization independent of Salomon Smith

Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.4

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of
--------
 4The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual);

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new
Section III(d) in the grant notice.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.
--------------------------------------------------------------------------------
 On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds
(the Consulting Group).

 On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

 The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

 Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

 (c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:
Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

    For More Information





If you want more information about the Portfolios, the following resources are available upon request.

Annual and Semiannual Reports


Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. The Portfolios' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolios or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Consultant, or by writing to the Portfolios' sub-transfer agent, PFPC
Global Fund Services, at:

   Consulting Group Capital Markets Funds
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, RI 02940-9699

   or by calling the Portfolios' transfer agent at 800-451-2010

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

                                                   [LOGO] Citigroup Global
                                                   Markets Inc.

                                                          A member of Citigroup





   Citigroup Global Markets Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



   (R)2003 Citigroup Global Markets Inc.        TK2088     12/03

                               December 29, 2003




                      STATEMENT OF ADDITIONAL INFORMATION

                    CONSULTING GROUP CAPITAL MARKETS FUNDS

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds (the "Trust"), dated December 29, 2003, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of fifteen portfolios, fourteen of which are offered by the Prospectus. These are Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Multi-Sector Fixed Income Investments (individually, a "Portfolio" and collectively, the "Portfolios"). One additional portfolio, Multi-Strategy Market Neutral Investments, is offered in a separate prospectus. The Prospectus may be obtained by contacting any Financial Consultant of Citigroup Global Markets Inc. ("CGM"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information (the "SAI"), although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


                                   CONTENTS


Trustees and Executive Officers of the Trust...............................   2
Investment Objectives, Management Policies and Risk Factors................   6
Investment Restrictions....................................................  25
Portfolio Transactions.....................................................  27
Brokerage Commissions Paid to Citigroup Global Markets.....................  28
Portfolio Turnover.........................................................  29
Investment Management and Other Services...................................  30
Purchase of Shares.........................................................  37
Redemption of Shares.......................................................  37
Redemptions in Kind........................................................  38
Net Asset Value............................................................  38
Determination of Performance...............................................  39
Taxes......................................................................  43
Distributor................................................................  49
Custodian, Transfer Agent and Sub-Transfer Agent...........................  49
Financial Statements.......................................................  50
Appendix A--Ratings of Debt Obligations.................................... A-1
Appendix B--Proxy Voting Procedures........................................ B-1


    Capitalized terms used but not defined in this Statement of Additional
                                  Information
             have the meanings accorded to them in the Prospectus.

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST


   Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio's distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios' manager, The Consulting Group (the "Manager"), a division of Smith Barney Fund Management LLC ("SBFM").



   The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.



                                           Term of                                    Number of
                                           Office*                                    Portfolios
                                             and                                       in Fund
                             Position(s)   Length                                      Complex           Other
                              Held with    of Time      Principal Occupation(s)        Overseen      Directorships
Name, Address and Age           Trust      Served       During Past Five Years        by Trustee    Held by Trustee
---------------------      --------------- ------- ---------------------------------- ---------- ----------------------
NON-INTERESTED TRUSTEES:

H. John Ellis              Trustee          1999   Retired                               28      None
858 E. Crystal Downs Drive
Frankfort, MI 49635
Age: 76

Armon E. Kamesar           Trustee          1994   Chairman, TEC International;          28      InterOcean Systems
7328 Country Club Dr.                              Trustee, U.S. Bankruptcy Court                Inc.
La Jolla, CA 92037
Age: 75

Stephen E. Kaufman         Trustee          1991   Attorney                              55      None
Stephen E. Kaufman, PC Co.
277 Park Ave., 47th Fl.
New York, NY 10172
Age: 71

John J. Murphy             Trustee          2002   President, Murphy Capital             28      Barclays International
123 Prospect Street                                Management                                    Funds Group Ltd. and
Ridgewood, NJ 07450                                                                              affiliated companies
Age: 59

INTERESTED TRUSTEE:

R. Jay Gerken*             Trustee,         2002   Managing Director of CGM;             220     None
Citigroup Asset Management Chairman and            Chairman, President and Chief
("CAM")                    Chief Executive         Executive Officer of SBFM,
399 Park Avenue            Officer                 Travelers Investment Adviser, Inc.
New York, NY 10022                                 ("TIA") and Citi Fund
Age: 52                                            Management Inc. ("CFM")

OFFICERS:

Andrew B. Shoup            Senior Vice      2003   Director of CAM; Chief                N/A     N/A
CAM                        President and           Administrative Officer of mutual
125 Broad Street           Chief                   funds associated with Citigroup
New York, NY 10004         Administrative          Inc. Head of International Funds
Age: 47                    Officer                 Administration of CAM from 2001
                                                   to 2003; Director of Global Funds
                                                   Administration of CAM from 2000
                                                   to 2001; Head of U.S. Citibank
                                                   Funds Administration of CAM
                                                   from 1998 to 2000

                                                                                   Number of
                                       Term of                                     Investment
                                       Office*                                     Companies
                                         and                                        in Fund
                          Position(s)  Length                                       Complex        Other
                           Held with   of Time       Principal Occupation(s)        Overseen   Directorships
Name, Address and Age        Trust     Served        During Past Five Years        by Trustee Held by Trustee
---------------------    ------------- ------- ----------------------------------- ---------- ---------------
Frances M. Guggino       Controller     2003   Vice President of CGM                  N/A           N/A
CAM
125 Broad Street
10th Floor
New York, NY 10004
Age: 45

Paul M. Hatch            Investment     2001   Executive Vice President and           N/A           N/A
The Consulting Group     Officer               Chief Operating Officer of The
222 Delaware Avenue                            Consulting Group
Wilmington, DE 19801
Age: 45

LeRoy T. Pease           Investment     1996   First Vice President of CGM            N/A           N/A
The Consulting Group     Officer
222 Delaware Avenue
Wilmington, DE 19801
Age: 43

Stephen M. Hagan         Investment     1997   First Vice President of CGM            N/A           N/A
The Consulting Group     Officer
222 Delaware Avenue
Wilmington, DE 19801
Age: 35

Andrew Beagley           Chief          2002   Director, CGM (since 2000);            N/A           N/A
CAM                      Anti-Money            Director of Compliance, North
399 Park Avenue          Laundering            America, Citigroup Asset
New York, NY 10022       Compliance            Management (since 2000);
Age: 40                  Officer               Director of Compliance, Europe,
                                               the Middle East and Africa,
                                               Citigroup Asset Management
                                               (from 1999 to 2000); Compliance
                                               Officer, Salomon Brothers Asset
                                               Management Limited, Smith
                                               Barney Global Capital
                                               Management Inc., Salomon
                                               Brothers Asset Management Asia
                                               Pacific Limited (from 1997 to
                                               1999)

Robert I. Frenkel        Secretary and  2003   Managing Director and General          N/A           N/A
CAM                      Chief Legal           Counsel, Global Mutual Funds for
300 First Stamford Place Officer               CAM and its predecessor (since
Stamford, CT 06902                             1994) Managing Director and
Age: 48                                        General Counsel, Global Mutual
                                               Funds for CAM and its predecessor
                                               (since 1994); Secretary of Citi
                                               Fund Management Inc.; Secretary
                                               of mutual funds associated with
                                               Citigroup Inc.; Chief Legal Officer
                                               of mutual funds associated with
                                               Citigroup Inc.

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

   For the calendar year ended December 31, 2002, the trustees of the Trust beneficially owned equity securities of any Portfolio of the Trust and of all funds in the Smith Barney family of investment companies for which they served as a trustee or director within the dollar ranges presented in the table below:



                      Dollar Range
                      of Equity      Aggregate Dollar Range of Equity
                      Securities in  Securities in all Registered Investment
                      the Portfolios Companies overseen by Trustee
   Name of Trustee    of the Trust   in Family of Investment Companies
   ---------------    -------------- ---------------------------------------
   H. John Ellis..... Over $100,000  Over $100,000
   Armon E. Kamesar.. None           None
   Stephen E. Kaufman None           None
   John J. Murphy.... None           None
   R. Jay Gerken..... None           Over $100,000



   As of December 31, 2002, none of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"), or his or her immediate family members, owned beneficially, or of record, any securities in the Manager or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, investment advisers or principal underwriter of the Trust.


   The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.




   The Audit Committee oversees the scope of each Portfolio's audit, each Portfolio's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Non-Interested Trustee of the Trust for their ratification, the selection, appointment, retention or termination of the Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to each trust by the independent auditors and all permissible non-audit services provided by the Trust's independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the funds' operations and financing reporting.



   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolios' shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee met once during the Trust's most recent fiscal year.



   As of December 5, 2003, the Trustees and officers as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of December 5, 2003, the following shareholders owned of record or beneficially 5% or more of shares of a Portfolio of the Trust:




    Government Money Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 26,630,697.89 shares (26.3583%)


    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 10,748,965.147 shares (10.6390%)

    Intermediate Fixed Income Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 2,412,446.983 shares (6.5683%)


    International Equity Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 5,620,350.501 shares (8.3102%)


    Large Capitalization Growth Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 9,953,289.439 shares (9.1223%)


    Large Capitalization Value Equity Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 11,383,453.057 shares (9.2124%)


    Long-Term Bond Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 778,593.885 shares (36.1399%)




    Multi-Sector Fixed Income Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 1,530,876.345 shares (40.3272%)


    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 253,294.503 shares (6.6724%)



    Smith Barney Corporate Trust Company


    c/o SEI Private Trust Company/SWI


    1 Freedom Valley Drive


    Oaks, PA 19456


    Owned 1,803,965,943 shares (47.5211%)

    Small Capitalization Growth Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456

    Owned 6,228,608.951 shares (15.5538%)





   Remuneration. No director, officer or employee of CGM, SBFM or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of CGM, the Manager, any advisor of the Portfolios, SBFM or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 2002, such fees and expenses totaled $41,703.



   For the fiscal year ended August 31, 2003, the Trustees of the Trust were paid the following compensation:



                                                                       Total
                                        Pension or         Total     Number of
                                    Retirement Benefits Compensation Portfolios
                       Aggregate    Accrued as Expense   From Fund   Served in
 Name               Compensation***      of Trust         Complex*    Complex
 ----               --------------- ------------------- ------------ ----------
 R. Jay Gerken**...        None            None               None      220
 H. John Ellis.....     $34,730            None           $ 50,900       28
 Armon E. Kamesar..     $34,636            None           $ 50,000       28
 Stephen E. Kaufman     $34,980            None           $114,700       55
 John J. Murphy....     $34,729            None           $ 39,900       28

--------

*   For calendar year ended December 31, 2002.

**  Designates "interested person" of the Trust.




   At the end of the year in which they attain age 80, fund Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the last fiscal year, aggregate compensation paid to Trustees Emeritus was $33,177.


          INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS


   Each of the Portfolios is a diversified, open-end management investment company, except International Fixed Income Investments, which is a non-diversified Portfolio. The Prospectus discusses the investment objectives of the Portfolios, which are a separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective investment advisers (separately a "Subadviser," collectively, the "Subadvisers") to evaluate potential investments.


   Equity Securities. The equity oriented Portfolios may invest in all types of equity securities and High Yield Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

   Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

   Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios' investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the Subadvisers or any of their affiliates act as an investment adviser or distributor.


   Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments each may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("Exchange Traded Funds").

   A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

   Short Sales. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

   A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio's losses on short sales are potentially unlimited.

   Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

   Management currently intends to limit a Portfolio's short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Subadviser to adjust a Portfolio's exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio's holdings of individual stocks in that sector.


   Short Sales "Against the Box." Each Portfolio, except Government Money Investments, may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is "against the box" if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.


   Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.

   The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Subadviser considers appropriate.


   Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

   The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.


   Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the Subadviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


   Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

   The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Subadvisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional Information.

   Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc. ("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Subadvisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

   Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Subadvisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

   Municipal Obligations. Municipal Bond Investments invests in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

   Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

   The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

   For purposes of applying the Portfolio's diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The

"issuer" of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

  . the governmental agency, authority, instrumentality or other political subdivision that issued the security;

  . the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

  .  the guarantor of payment obligations on the municipal obligations.

   Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer's taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer's general taxing power.

   Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

   Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Portfolio's dividends are derived from interest on those bonds.

   Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.


   Mortgage Backed Securities.   Mortgage Backed Investments, Intermediate
Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.


   The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.


   Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.



   The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.



   Asset-Backed Securities ("ABS"). Intermediate Fixed Income Investments and Long-Term Bond Investments may each invest up to 5% of its assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in ABS. ABS may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will invest only in ABS that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.



   Mortgage Dollar Roll Transactions. In order to enhance current income, Mortgage Backed Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.


   High Yield Securities. High Yield Investments, Multi-Sector Fixed Income Investments, Mortgage Backed Investments and International Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.


   The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer's management and regulatory matters.


   In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.



   Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.



   Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadviser will consider the event in determining whether the Portfolio should continue to hold the security.

   Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.


   Supranational Entities. International Fixed Income Investments, subject to the diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.



   ADRs, EDRs and GDRs. The Portfolios may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.


   Eurodollar Instruments and Yankee Bonds. Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in Eurodollar certificates of deposit ("ECDs"), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Long-Term Bond Investments may invest up to 15% of its assets in Yankee bonds.

   Foreign Securities. The Portfolios may invest in the securities of non-U.S. issuers.

   Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

   Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

   Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation.

   Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

   Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

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

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.


   Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.


   Withholding and Other Taxes. The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

   Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.


   Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.


   Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

   At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Subadviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

   Options on Securities and Securities Indices. Each Portfolio, except Government Money Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

   Writing Covered Call and Put Options on Securities and Securities
Indices.  Each Portfolio, except Government Money Investments, may also write
(sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

   Purchasing Call and Put Options. The Portfolios, except Government Money Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option.

   A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

   Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as "closing purchase transactions."

   A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

   Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

   The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

   In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.


   Futures Contracts and Related Options. Each Portfolio, except Government Money Investments, may enter into futures contracts and purchase and write
(sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadviser that such contracts are necessary or appropriate in the management of a Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by a person who has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to regulation or regulation under the Commodity Exchange Act.


   A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio's assets.

   A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.


   Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSgA Funds Management Inc., may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.



   The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.



   U.S. Government Securities. The U.S. Government Securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of FNMA; or
(iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

   U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.



   Exchange Rate-Related U.S. Government Securities. Each Portfolio, except Government Money Investments, may invest up to 5% of its assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.


   Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

   Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

   Custodial Receipts. Each Portfolio, other than Government Money Investments, may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic

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unmatured coupon payments and the final principal payments on the U.S.
Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


   Money Market Instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


   When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. Government Securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

   Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Subadviser, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio's total assets (or 15% of the assets of Multi-Sector Fixed Income Investments). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Reverse Repurchase Agreements. Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

   Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.


   Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "taxes" below).


   Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Multi-Sector Fixed Income Investments will not invest more than 15% of its net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadviser. The Subadvisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisers' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.


   Temporary Investments. For temporary defensive purposes, during periods when a Subadviser of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees. For further discussion regarding money market instruments, see the section entitled, "Money Market Instruments" above.

   For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Subadviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's Subadviser.

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 13 may be changed by a vote of a majority of the Board of Trustees at any time.

   Under the investment restrictions adopted by the Portfolios:

      1. A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

      2. A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. A Portfolio will not issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. A Portfolio will not borrow money, except that (a) a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      5. A Portfolio will not make loans. This restriction does not apply to:
   (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and
   (c) loans of its portfolio securities.

      6. A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

      7. A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      8. A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

      10. A Portfolio will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except that Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, and Emerging Markets Equity Investments may engage in short sales on shares issued by Exchange Traded Funds, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      11. A Portfolio will not make investments for the purpose of exercising control or management.

      12. A Portfolio will not purchase any security of a registered investment company if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own more than 3% of any registered investment company's outstanding voting stock; more than 5% of the value of the Portfolio's total assets would be invested in securities of any one registered investment company; or more than 10% of the Portfolio's total assets would be invested in registered investment companies in general.

      13. A Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid (except that Multi-Sector Fixed Income Investments will not invest more than 15% of its net assets in securities that are illiquid).

   The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.


   Department of Labor ("DOL") Exemption. The Trust may offer shares of its Portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Since the Trust may offer shares of its Portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). CGM, through its predecessors, has received a DOL exemption covering certain transactions in shares of the Portfolios. The full text of the DOL exemption may be found in Annex B of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of CGM, including Citigroup Inc. ("Citigroup"), of one percent of a Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by a Subadviser is used to replicate an established third party index.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for a Portfolio are made by the Subadviser(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.


   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.


   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Subadviser authorizes the Subadviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Portfolio and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Subadviser receives research services from many broker-dealers with which the Subadviser places portfolio trades. The Subadviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Subadviser in advising various of its clients (including a Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Subadviser receiving brokerage and research services. As noted above, a Subadviser may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.


   The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.


   The Portfolios will not purchase any security, including U.S. Government Securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.


   The Portfolios may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.


                       BROKERAGE COMMISSIONS PAID TO CGM



   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2003:



                                                                                          % of Total
                                                                                         Dollar Amount
                                                                            % of Total  of Transactions
                                                                             Brokerage     Involving
                                                      Total     Commissions Commissions   Commissions
                                                    Brokerage     paid to     paid to       Paid to
Portfolio                                          Commissions*     CGM         CGM           CGM
---------                                          ------------ ----------- ----------- ---------------
Large Capitalization Value Equity Investments.....  $3,036,017    $24,955      0.82%         0.87%
Large Capitalization Growth Investments...........   2,964,062     12,419      0.42          0.44
Small Capitalization Value Equity Investments.....   1,255,910      4,200      0.33          0.31
Small Capitalization Growth Investments...........   2,064,776     20,271      0.98          0.96
International Equity Investments..................   1,682,695     58,879      3,50          3.55
Emerging Markets Equity Investments...............     865,466     51,097      5,90          5.99

--------

* Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments--$378,994; Large Capitalization Growth Investments--$363,557; Small Capitalization Value Equity Investments--$83,250; Small Capitalization Growth
   Investments--$138,742; International Equity Investments--$138,973 and Emerging Markets Equity Investments--$25,228.

   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2002:



                                                                                         % of Total
                                                                                        Dollar Amount
                                                                           % of Total  of Transactions
                                                                            Brokerage     Involving
                                                               Commissions Commissions   Commissions
                                                      Total      paid to     paid to       Paid to
                                                    Brokerage    CGM and     CGM and       CGM and
Portfolio                                          Commissions Affiliates  Affiliates    Affiliates
---------                                          ----------- ----------- ----------- ---------------
Large Capitalization Value Equity Investments..... $5,331,124    $86,770      1.63%         1.70%
Large Capitalization Growth Investments...........  4,203,252     18,255      0.43          0.45
Small Capitalization Value Equity Investments.....  1,605,391      5,874      0.37          0.35
Small Capitalization Growth Investments...........  1,591,117      2,120      0.13          0.11
International Equity Investments..................  2,928,442     15,450      0.53          0.58
Emerging Markets Equity Investments...............    920,158      8,719      0.95          0.94



   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2001:



                                                                                              % of Total
                                                                                             Dollar Amount
                                                                                % of Total  of Transactions
                                                                                 Brokerage     Involving
                                                                    Commissions Commissions   Commissions
                                                           Total      paid to     paid to       Paid to
                                                         Brokerage    CGM and     CGM and       CGM and
Portfolio                                               Commissions Affiliates  Affiliates    Affiliates
---------                                               ----------- ----------- ----------- ---------------
Large Capitalization Value Equity Investments.......... $5,063,929    $48,582      0.96%         0.98%
Large Capitalization Growth Investments................  3,016,135      5,115      0.17          0.19
Small Capitalization Value Equity Investments..........  2,579,396     75,866      2.94          2.79
Small Capitalization Growth Investments................  1,683,214          0         0             0
International Equity Investments.......................  2,458,272     17,870      0.73          0.80
Emerging Markets Equity Investments....................  1,131,539     28,400      2.51          2.51

--------

*  Includes $4,488 for execution, research and statistical services.


** Includes $377 for execution, research and statistical services.



   Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments, Multi-Sector Fixed Income Investments and High Yield Investments did not pay brokerage commissions to CGM during the years ended August 31, 2003, August 31, 2002 and August 31, 2001.


                              PORTFOLIO TURNOVER

   Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments and Emerging Markets Equity Investments may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

   A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

   Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

   The Portfolios' portfolio turnover rates for the last two fiscal years were as follows:


                                                 Year Ended      Year Ended
 Portfolio                                     August 31, 2003 August 31, 2002
 ---------                                     --------------- ---------------
 Government Money Investments.................       N/A             N/A
 Intermediate Fixed Income Investments........       257%            280%
 Long-Term Bond Investments...................       315%            268%
 Municipal Bond Investments...................        15%             21%
 Mortgage Backed Investments*.................       168%             23%
 High Yield Investments*......................       158%             69%
 Large Capitalization Value Equity Investments        81%            111%
 Large Capitalization Growth Investments......        79%            122%
 Small Capitalization Value Equity Investments        33%             54%
 Small Capitalization Growth Investments......        88%             91%
 International Equity Investments.............       110%            131%
 International Fixed Income Investments.......       288%            271%
 Emerging Markets Equity Investments..........        88%             65%
 Multi-Sector Fixed Income Investments........       264%            200%

--------

* Mortgage Backed Investments and High Yield Investments increased their portfolio turnover because of cash redemption requirements, as well as requirements that enable the Portfolios to receive favorable tax treatment.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES


   Manager; Subadvisers; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Subadviser serves as investment adviser to a Portfolio pursuant to separate written agreements with the Trust on behalf of the Portfolios ("Advisory Agreements"). SBFM serves as administrator to the Portfolios pursuant to a written agreement ("Administration Agreement").

   Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisers, and SBFM. Included among the Portfolios' expenses are costs incurred in connection with a Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SBFM generally oversees all aspects of the Trust's administration and operations, including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust; preparing reports to the Trust's shareholders; and preparing tax returns, reports to and filings with the SEC and state blue sky authorities.

   Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Subadviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis. The Subadviser for each Portfolio, as well as the maximum allowable annual management fee and advisory fee paid by SBFM to each Subadviser are indicated below:


                                                                       Maximum
                                                        Subadviser Allowable Annual
Portfolio Subadvisers                                      Fee      Management Fee
--------- -----------                                   ---------- ----------------
Government Money Investments
          Standish Mellon Asset Management LLC:
            on the first $100 million                      0.15%         0.15%
            on the amount over $100 million                0.10          0.15
High Yield Investments
          Seix Investment Advisors Inc.                    0.30          0.70
          Western Asset Management Company                 0.30          0.70
Intermediate Fixed Income Investments
          BlackRock Financial Management, Inc.:
            on the first $500 million                      0.20          0.40
            on the amount over $500 million                0.15          0.40
          Pacific Investment Management Co.                0.25          0.40
Long-Term Bond Investments
          Western Asset Management Company                 0.20          0.40
Municipal Bond Investments
          Smith Affiliated Capital Corp.                   0.20          0.40
Mortgage Backed Investments
          Utendahl Capital Management CFI                  0.25          0.50
Large Capitalization Value Equity Investments
          The Boston Company Asset Management, LLC.:
            on the first $250 million                      0.30          0.60
            on the amount over $250 million                0.25          0.60
          Chartwell Investment Partners:
            on the first $250 million                      0.30          0.60
            on the amount over $250 million                0.25          0.60
          Alliance Capital Management L.P.:
            on the first $200 million                      0.35          0.60
            on the amount over $200 million                0.30          0.60
Large Capitalization Growth Investments
          Alliance Capital Management L. P.:
            on the first $100 million                      0.40          0.60
            on the amount over $100 million                0.25          0.60
          Turner Investment Partners, Inc.--Large Cap.:
            on the first $300 million                      0.35          0.60
            on the amount over $300 million                0.30          0.60
          Turner Investment Partners, Inc.--Mid Cap.:      0.50          0.60
          TCW Investment Management Co.:
            on the first $500 million                      0.40          0.60
            on the amount over $500 million                0.35          0.60

                                                                  Maximum
                                                   Subadviser Allowable Annual
 Portfolio Subadvisers                                Fee      Management Fee
 --------- -----------                             ---------- ----------------
 Small Capitalization Value Equity Investments
           NFJ Investment Group:
             on the first $450 million                0.50%         0.80%
             on the amount over $450 million          0.45          0.80
           Rutabaga Capital Management LLC            0.50          0.80
           Furman Selz Capital Management LLC         0.40          0.80
 Small Capitalization Growth Investments
           Wall Street Associates                     0.50          0.80
           Westpeak Global Advisors, L.P.             0.50          0.80
           Westfield Capital Management Co., Inc.     0.50          0.80
 International Equity Investments
           Oechsle International Advisors, LLC        0.40          0.70
           Philadelphia International Advisors LP:
             on the first $100 million                0.40          0.70
             on the next $100 million                 0.35          0.70
             on the amount over $200 million          0.30          0.70
           Brandywine Asset Management, Inc.:
             on the first $150 million                0.45          0.70
             on the amount over $150 million          0.25          0.70
 International Fixed Income Investments
           Julius Baer Investment Management Inc.     0.25          0.50
 Emerging Markets Equity Investments
           F & C Emerging Markets Ltd.                0.60          0.90
           SSgA Funds Management, Inc.                0.60          0.90
 Multi-Sector Fixed Income Investments
           Western Asset Management Co.               0.20          0.65
           Utendahl Capital Management CFI            0.25          0.65


   For the fiscal year ended August 31, 2003 the Portfolios accrued investment management and administration fees as follows:



                                                  Management Administration
    Portfolio                                        Fee          Fee
    ---------                                     ---------- --------------
    Government Money Investments................. $  184,442   $  245,922
    High Yield Investments.......................  1,239,700      452,168
    Intermediate Fixed Income Investments........  1,264,473      634,328
    Long-Term Bond Investments...................    114,934       57,467
    Municipal Bond Investments...................    116,718       58,359
    Mortgage Backed Investments..................    538,558      215,423
    Large Capitalization Value Equity Investments  6,237,153    2,105,228
    Large Capitalization Growth Investments......  5,839,701    2,048,060
    Small Capitalization Value Equity Investments  3,102,731      801,286
    Small Capitalization Growth Investments......  3,269,663      818,245
    International Equity Investments.............  3,282,881      960,818
    International Fixed Income Investments.......    590,598      236,239
    Emerging Markets Equity Investments..........  1,398,086      310,684
    Multi-Sector Fixed Income Investments........    144,709       70,984

   For the fiscal year ended August 31, 2003, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$373,832; Multi-Sector Fixed Income Investments--$137,260 and Mortgage Backed Investments--$126,972.



   For the fiscal years ended August 31, 2002 and 2001 the Portfolios accrued investment management and administration fees as follows:



                                           2002         2002         2001         2001
                                        ---------- -------------- ---------- --------------
                                        Management Administration Management Administration
Portfolio                                  Fee          Fee          Fee          Fee
---------                               ---------- -------------- ---------- --------------
Government Money Investments........... $  238,060   $  317,413   $  330,635   $  440,853
High Yield Investments.................  1,404,668      498,946    1,467,585      419,310
Intermediate Fixed Income Investments..  1,219,661      694,906    1,937,924      918,197
Long-Term Bond Investments.............    208,133      104,066      271,203      135,601
Municipal Bond Investments.............    116,692       58,347      155,880       77,940
Mortgage Backed Investments............    479,658      191,863      477,750      191,100
Large Capitalization Value Equity
  Investments..........................  7,871,662    2,716,568    8,136,511    3,589,330
Large Capitalization Growth Investments  7,697,158    2,828,576    8,834,149    3,942,372
Small Capitalization Value Equity
  Investments..........................  4,495,465    1,224,214    4,439,486    1,521,274
Small Capitalization Growth Investments  5,139,576    1,344,506    7,003,613    2,092,586
International Equity Investments.......  4,297,499    1,263,481    6,682,515    2,235,298
International Fixed Income Investments.    674,343      269,737    1,065,475      426,190
Emerging Markets Equity Investments....  2,142,359      476,080    2,302,788      511,731
Multi-Sector Fixed Income Investments..    148,128       70,194      140,144       64,245



   For the fiscal year ended August 31, 2002, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$498,450; Multi-Sector Fixed Income Investments--$70,724 and Mortgage Backed Investments--$171,684.



   For the fiscal year ended August 31, 2001, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$305,352; Multi-Sector Fixed Income Investments--$55,692 and Mortgage Backed Investments--$146,252.


   The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's Portfolios so that the Manager would retain, as its annual management fee, no more than 0.80% of each such Portfolio's average daily net assets.


   SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware Limited Liability Company in 1999. SBFM is a registered investment adviser. SBFM renders investment advice to investment companies that had aggregate assets under management as of September 30, 2003 in excess of $110.4 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 on-site evaluation visits to advisers. As of September 30, 2003, the Consulting Group provided services with respect to over $4.3 billion in client assets representing approximately 57,780 separate accounts under a variety of programs designed for individual and institutional investors.


   The Manager and each Subadviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

   As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadviser manages the securities held by the Portfolio it serves in accordance with that Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.


   The Management Agreement and Advisory Agreements have an initial term of two years and continue in effect from year to year thereafter with respect to each Portfolio if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio's board with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the Management Agreement and the Portfolios' Advisory Agreements, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager; the subadvisors or affiliates in connection with providing services to the Trust, compared to the fees charged by the Manager and the subsidiaries to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Portfolios. The Board also considered the Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and manager services, and benefits potentially accruing to the Manager; the subadvisors and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager and the subsidiaries, as well as research services received by the Manager from broker/dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement and Advisory Agreements were in the best interests of each Portfolio of the Trust and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the Management Agreement and the subsidiaries and Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Trust or the Manager may terminate the Management Agreement and Advisory Agreements on sixty days' written notice without penalty. The Management Agreement and Advisory Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).



   Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Portfolios and thereafter monitoring each Subadviser's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisers. In evaluating prospective Subadvisers, the Manager considers, among other factors, each Subadviser's level of expertise, relative performance and consistency of performance over a minimum period of five years, level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisers and ultimately recommending to the Board of Trustees whether Subadvisers' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisers, custodian, transfer agent or administrator.

   Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisers. However, the Manager's decisions, including the identity of a Subadviser and the specific amount of the Manager's compensation to be paid to a Subadviser, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

   Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadviser and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.


   The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisers. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to the Subadvisers and ensure that the Subadvisers comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadviser and its investment advisory contract within 90 days of the engagement of the new Subadviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, its investment adviser and each Sub-adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   A copy of the Trust's code of ethics is on file with the SEC.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

   Organization of the Trust. The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PFPC Global Fund Services maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                              PURCHASE OF SHARES

   Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

   Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

   The TRAK(R) Personalized Investment Advisory Service ("TRAK") sponsored by CGM is one such advisory service. Under the TRAK program, the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisers other than the Consulting Group, and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio's shareholders.

                              REDEMPTIONS IN KIND

   If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

                                NET ASSET VALUE

   Each Portfolio's net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio's shares could be significantly affected.


   Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Portfolio securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith by or under the direction of the Board of Trustees.


   All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees. In carrying out the Board's valuation policies, SBFM may consult with an independent pricing service retained by the Trust.


   The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


                         DETERMINATION OF PERFORMANCE

   From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

   For a Portfolio other than Government Money Investments, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                         YIELD = 2[(a_-_b + 1)/6 - /1]
                                       cd

Where:  a =   dividends and interest earned during the period

        b =   expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

        c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.


   The yield for Municipal Bond Investments for the 30-day period ended August 31, 2003 was 3.97%. The equivalent taxable yield for that same period was 6.11%, assuming the payment of federal income taxes at a rate of 35.0%.

   The yields for the thirty-day period ended August 31, 2003 for the following funds were:



                 Portfolio                                Yield
                 ---------                                -----
                 Long-Term Bond Investments.............. 5.26%
                 Intermediate Fixed Income Investments... 2.89%
                 International Fixed Income Investments.. 2.24%
                 Mortgage Backed Investments............. 7.13%
                 High Yield Investments.................. 6.78%


   The yield for Government Money Investments is computed by: (a) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven day period for which yield is to be quoted; (b)
subtracting a hypothetical charge reflecting deductions from shareholder accounts; (c) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

   Investors should recognize, that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.


   For the seven-day period ended August 31, 2003, the yield for the Government Money Investments portfolio was 0.43% (the effective yield was 0.43%) with an average dollar-weighted portfolio maturity of 54.44 days.


Average Annual Total Return


   From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in that Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum 1.50 Advisory Service fee during the measuring period. The figure reflects changes in the price of a Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by a Portfolio during the period are reinvested in shares of that Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolios' operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).


   In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   A Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

                                P(1+T)/n/ = ERV

Where:
     P =   a hypothetical initial payment of $1,000

     T =   average annual total return, including the effect of the maximum annual fee for participation in TRAK.

     n =   number of years

   ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper, Inc., S&P 500, the Dow Jones Industrial Average and other industry publications.

   The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:


                                                         From              From             From
                                                   September 1, 2002 September 1, 1998  Inception***
                                                        through           through          through
Portfolio                                           August 31, 2003   August 31, 2003  August 31, 2003
---------                                          ----------------- ----------------- ---------------
Government Money Investments......................        0.85%           3.52%              3.94%
High Yield Investments*...........................       14.57%          (0.60)%           (0.85)%*
Intermediate Fixed Income Investments.............        4.78%             5.71%            6.29%
Long-Term Bond Investments........................        4.59%             4.73%            6.59%
Municipal Bond Investments........................        2.51%             4.51%            5.72%
Mortgage Backed Investments.......................      (0.90)%             5.41%            6.21%
Multi-Sector Fixed Income Investments+............      (0.37)%            N/A               4.76%+
Large Capitalization Value Equity Investments.....        8.75%             3.39%            8.71%
Large Capitalization Growth Investments...........       24.16%           (0.44)%            8.10%
Small Capitalization Value Equity Investments.....       13.12%             9.50%            9.78%
Small Capitalization Growth Investments...........       31.30%             6.64%           10.46%
International Equity Investments..................       13.21%             0.04%            4.37%
International Fixed Income Investments............       10.28%             3.51%            6.63%
Emerging Markets Equity Investments**.............       25.51%             8.88%          (0.82)%**

--------
*   High Yield Investments commenced operations on July 13, 1998.



**  Emerging Market Equity Investments commenced operations on April 21, 1994.


*** The remaining Portfolios commenced operations on November 18, 1991.

+   Multi-Sector Fixed Income Investments commenced operations on October 1,
    1999.

   The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:


                                                         From              From             From
                                                   September 1, 2002 September 1, 1998  Inception***
                                                        through           through          through
Portfolio                                           August 31, 2003   August 31, 2003  August 31, 2003
---------                                          ----------------- ----------------- ---------------
Government Money Investments......................      (0.65)%             1.97%            2.39%
High Yield Investments............................       12.86%            (2.08)%          (2.33)%*
Intermediate Fixed Income Investments.............        3.21%             4.14%            4.71%
Long-Term Bond Investments........................        3.03%             3.17%            5.00%
Municipal Bond Investments........................        0.99%             2.96%            4.15%
Mortgage Backed Investments.......................      (2.38)%             3.84%            4.62%
Multi-Sector Fixed Income Investments.............      (1.85)%              N/A             3.20%+
Large Capitalization Value Equity Investments.....        7.13%             1.85%            7.09%
Large Capitalization Growth Investments...........       22.31%            (1.92)%           6.49%
Small Capitalization Value Equity Investments.....       11.44%             7.87%            8.14%
Small Capitalization Growth Investments...........       29.34%             5.06%            8.81%
International Equity Investments..................       11.52%            (1.45)%           2.82%
International Fixed Income Investments............        8.64%             1.97%            5.04%
Emerging Markets Equity Investments...............       23.64%             7.26%           (2.30)%**

--------
*    High Yield Investments commenced operations on July 13, 1998.



**   Emerging Market Equity Investments commenced operations on April 21, 1994.


*** The remaining Portfolios commenced operations on November 18, 1991.

+    Multi-Sector Fixed Income Investments commenced operations on October 1,
     1999.

Average Annual Total Return (After Taxes on Distributions)

   From time to time a Portfolio may include after-tax performance information in advertisements. To the extent a Portfolio includes such information, it will be computed according to the following formulas:

     P(1 + T)/n/=ATV\\D\\

     Where:  P        =   a hypothetical initial payment of $1,000.
             T        =   average annual total return (after taxes on
                          distributions).
             n        =   number of years.
             ATV\\D\\ =   ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                          (or fractional portion thereof), after taxes on distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

    P(1 + T)/n/=ATV\\DR\\

    Where:  P         =   a hypothetical initial payment of $1,000.
            T         =   average annual total return (after taxes on
                          distributions and redemption).
            n         =   number of years.
            ATV\\DR\\ =   ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                          (or fractional portion thereof), after taxes on distributions and redemptions.

                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolios by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Portfolios and Their Investments

   Each Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Code. To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


   As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.


   The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as a long-term capital gain or as tax-exempt interest. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.





   A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital, accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.


   A Portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.


   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions," (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.


   As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.




   On August 31, 2003, the unused capital loss carryovers, by Portfolio, were approximately as follows: Large Capitalization Value Equity, $99,969,000; Large Capitalization Growth, $357,017,000; Government Money Investments, $27,000; Intermediate Fixed Income Investments, $6,049,000; Municipal Bonds Investments, $2,101,000; Mortgage Backed Investments, $309,000; High Yield Investments, $93,210,000; International Fixed Income Investments, $2,653,000; Small Capitalization Value Equity Investments, $3,926,000; Small

Capitalization Growth Investments, $462,051,000, International Equity Investments, $308,155,000, and Emerging Markets Equity Investments, $162,373,000. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:



                                                        August 31,
                                  ------------------------------------------------------
PORTFOLIO                         2004 2005 2006  2007    2008   2009    2010     2011
---------                         ---- ---- ---- ------- ------ ------ -------- --------
Large Capitalization Value Equity  --   --   --       --     --     -- $ 17,193 $ 82,776
Large Capitalization Growth
  Investments....................  --   --   --       --     --     --  197,213  159,804
Government Money................. $ 6   --   --       -- $   10 $   11       --       --
Intermediate Fixed Income........  --   --   --       --  6,049     --       --       --
Municipal Bond...................  --   --   --       --     26  2,075       --       --
Mortgage Backed..................  --   --   --       --     --    309       --       --
High Yield.......................  --   --   --       --  4,319  5,867   45,160   37,864
Small Capitalization Value Equity  --   --   --       --     --     --       --    3,926
Small Capitalization Growth
  Investments....................  --   --   --       --     --     --  270,178  191,873
International Equity.............  --   --   --       --     --     --  223,516   84,639
International Fixed Income.......  --   --   --       --     --  2,653       --       --
Emerging Markets Equity..........  --   --   --  $83,792     --  2,094   41,588   34,899


   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio's investments.

   If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

   If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.


   Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service.



   Distributions of net realized long-term capital gains, if any that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by a Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Portfolio after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


   Dividends paid by a Portfolio that and are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.



   Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.




   Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


   Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Backup Withholding. A Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.



   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.



   The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.


                                  DISTRIBUTOR


   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolios' distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. CGM may be deemed to be an underwriter for purposes of the 1933 Act.


               CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

   State Street Bank and Trust Company, a Massachusetts trust company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the Trust. Under its custody agreement with the Trust, the custodian is authorized to establish separate accounts for foreign securities owned by the appropriate Portfolios to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Portfolio, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as each Portfolio's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio, distributes dividends and distributions payable by a Portfolio and produces statements with respect to account activity for a Portfolio and its shareholders. For these services, the transfer agent receives fees from each Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for each Portfolio during the month and is reimbursed for out-of-pocket expenses.


   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each Portfolio's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio and distributes dividends and distributions payable by a Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for out-of-pocket expenses.

                             FINANCIAL STATEMENTS


   The Trust's Annual Report for the fiscal year ended August 31, 2003 is incorporated herein by reference in its entirety. The Annual Report was filed on October 31, 2003, Accession Number 0001193125-03-070813 and on November 3, 2003, Accession Number 0001193125-03-071679.

                    APPENDIX A--RATINGS OF DEBT OBLIGATIONS


                             BOND AND NOTE RATINGS


Moody's Investors Services, Inc. ("Moody's")


   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con (..)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")



   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS


Moody's


   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P


   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                      APPENDIX B--PROXY VOTING PROCEDURES


                          CITIGROUP ASSET MANAGEMENT


                     Proxy Voting Policies and Procedures


   The independent trustees of the Trust have delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                    Consulting Group Capital Markets Funds

                                  Subadvisers

                             Arranged by Portfolio


Portfolio                         Subadviser
---------                         ----------
Large Capitalization Growth       Turner Investment Partners, Inc.
Investments                       TCW Investment Management Company
                                  Alliance Capital Management L.P.

Large Capitalization Value Equity The Boston Company Asset Management L.L.C.
Investments                       Chartwell Investment Partners
                                  Alliance Capital Management L.P.

Small Capitalization Growth       Westpeak Investment Advisors, L.P.
Investments                       Westfield Capital Management Co., Inc.
                                  Wall Street Associates

Small Capitalization Value Equity NFJ Investment Group
Investments                       Rutabaga Capital Management LLC
                                  Furman Selz Capital Management LLC

International Equity              Oechsle International Advisors, LLC
Investments                       Brandywine Asset Management, Inc.
                                  Philadelphia International Advisors LP

Emerging Markets Equity           SSgA Funds Management, Inc.
Investments                       F & C Emerging Markets Ltd.

Intermediate Fixed Income         Pacific Investment Management Company LLC
Investments                       BlackRock Financial Management, Inc.

Long-Term Bond                    Western Asset Management Company
Investments

Mortgage Backed                   Utendahl Capital Management CFI
Investments

High Yield                        Western Asset Management Company
Investments                       Seix Investment Advisors Inc.

Multi-Sector Fixed Income         Western Asset Management Company
Investments                       Utendahl Capital Management CFI

International Fixed Income        Julius Baer Investment Management, Inc.
Investments

Municipal Bond                    Smith Affiliated Capital Corporation
Investments

Government Money                  Standish Mellon Asset Management Company LLC
Investments

                                [LOGO TO COME}

                                  Summary of
                     Proxy Voting Policies and Procedures

   Policy Statement: In the absence of specific directions to the contrary, it is Westpeak's policy to vote proxies for all of its investment management accounts. In connection therewith, Westpeak has adopted and implemented policies and procedures which we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition, these policies and procedures are intended to facilitate compliance with the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2.

   As a result of its quantitative investment models, from time to time Westpeak may have investments in the securities of several thousand different issuers on behalf of its clients. Westpeak typically will not be actively involved in corporate governance issues or engage in direct discussions with management concerning governance issues and, with limited exceptions, will vote proxies in accordance with its Proxy Voting Guidelines (discussed below).

   Proxy Committee: Westpeak's proxy voting activities are carried out under the direction of its Proxy Committee, which consists of at least three Westpeak officers.

   Guidelines: The Proxy Committee has established a comprehensive set of Proxy Voting Guidelines that is implemented by our proxy voting agent, Investor Responsibility Research Center (IRRC). These guidelines identify many types of proposals commonly presented to shareholders, and reflect the Proxy Committee's general views as to how best to further the economic interest of Westpeak's clients. The Proxy Voting Guidelines include a brief summary of the rationale for each guideline.

   The voting agent analyzes each proxy issue using the Proxy Voting Guidelines. Since issues affecting the exercise of voting rights are not normally addressed in Westpeak's quantitative investment process, the Proxy Committee generally determines to vote all shares in accordance with the Proxy Voting Guidelines. The Proxy Committee may determine to vote shares contrary to the Proxy Voting Guidelines, but will only do so at a client's specific direction or if it believes that voting in such manner is in the best interests of Westpeak's clients.

   Certain types of proposals may not be contemplated by Westpeak's Proxy Voting Guidelines. In addition, Westpeak has identified a limited number of proposal types where the stringency of a pre-set guideline is not appropriate. These issues are reviewed by Westpeak's Proxy Committee and voted on a case-by-case basis in a manner Westpeak believes to be in the best interests of its clients.

   At least annually, the Proxy Committee reviews the Proxy Voting Guidelines with the proxy voting agent and adopts any amendments deemed necessary or appropriate.

   Conflicts of Interest: It is possible that actual or apparent conflicts may arise between Westpeak's interests and those of Westpeak's clients in connection with the voting of proxies. To help ensure that all proxies are voted in the best interests of Westpeak's clients, Westpeak's Compliance Officer reviews the Proxy Voting Guidelines, and each case where the Proxy Committee exercises discretion on a case-by-case basis (i.e., where a proposal is not contemplated by Westpeak's Proxy Voting Guidelines, where the Proxy Voting Guidelines specifically require a case-by-case determination, or where the Proxy Committee determines to vote contrary to Westpeak's Proxy Voting Guidelines), for material conflicts of interest. To facilitate this process, in each case where the Proxy Committee exercises discretion on a case-by-case basis, the Proxy Committee members are directed to disclose to the Compliance Officer if they have knowledge of any actual or apparent conflict of interest involving Westpeak, Westpeak's affiliates, or their respective officers, directors or employees, in connection with such proxy. In considering whether a material conflict exists, other factors the Compliance Officer may consider include: (i) whether Westpeak manages assets for the subject company or an employee group of the company or otherwise has a material interest in the company; (ii) whether any officer, director or employee of Westpeak is known by the Compliance Officer to have a personal or business relationship with an officer, director or person who is a candidate for director of the company, or who is otherwise a participant in the proxy contest; (iii) whether there is any other business or personal relationship where an officer, director or employee of Westpeak is known by the Compliance Officer to have a material interest in the outcome of the matter before shareholders; and (iv) whether a Westpeak affiliate, or any officer, director or employee thereof, is known by the Compliance Officer to have a material interest in the outcome of the matter before shareholders.

   It is Westpeak's policy that its investment decisions on behalf of clients shall not be influenced in any way by Westpeak's affiliates' client interests. This policy extends to Westpeak's voting of proxies on behalf of its clients.

   If Westpeak's Compliance Officer determines that a material conflict of interest exists with respect to a proxy, Westpeak may (i) notify the affected client of the conflict and seek such clients' proxy voting directions on the matter, (ii) seek voting instructions from an independent third party, or (iii) vote the proxies without seeking instructions from the client or an independent third party, provided that the basis for Westpeak's conclusion that the proxies were voted in the best interests of clients is documented in writing.

   Disclosure: Upon request, Westpeak's clients will be provided with a complete copy of Westpeak's proxy voting policies and procedures. In addition, upon request, clients may receive reports on how their proxies have been voted.

   Controls and Reporting: At the time a client account relationship is established, Westpeak directs the relevant custodian to forward all proxy material directly to Westpeak's voting agent. Each business day, Westpeak provides the voting agent with all account holdings on a record date basis. The voting agent then maintains all necessary records and proxy calendars to ensure that all shares are voted on a timely basis. The voting agent records the record date, meeting date, proxy proposals, vote cast, justification for the vote, date vote is cast, reconciliation of votes cast and any comments needed. Reports of all votes are forwarded to Westpeak for review. Client reports are prepared periodically in accordance with specific contractual requirements.

   Recordkeeping: Westpeak (or, to the extent permitted by applicable law, Westpeak's voting agent or another person acting at Westpeak's direction) maintains all records required by Rule 204-2 under the Advisers Act. These records include: (i) a copy of Westpeak's proxy voting policies and procedures;
(ii) a copy of each proxy statement that Westpeak receives regarding client securities; (iii) a record of each vote cast by Westpeak on behalf of a client;
(iv) a copy of any document created by Westpeak that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (v) a copy of each written client request for information regarding how Westpeak voted proxies on behalf of the client, and a copy of any written response by Westpeak to any (written or oral) client request for information regarding how Westpeak voted proxies on behalf of the requesting client.

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                              PROXY VOTING POLICY

                             DRAFTED JUNE 11, 2003

                       POLICY STATEMENT AND INTRODUCTION

   Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield Capital's ("WCM") investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

   This memorandum sets forth WCM's policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

                                Proxy Committee

   WCM has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Board of Directors will appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the
Committee:

      1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

      2 considers special proxy issues as they may from time to time arise.

   As of the date of these procedures, the following members of WCM will serve on the Proxy Committee:

      William A. Muggia, Chief Investment Officer, Portfolio Manager Karen A. DiGravio, Chief Financial Officer, Compliance Officer Caryl D. Marchi, Assistant Vice President & Operations Manager Zureen Khaurddin, Operations Assistant, PROXY MANAGER
      Arthur J. Bauernfeind, Chairman & Chief Executive Officer

                          PROXY VOTING ADMINISTRATION

   WCM's Operations Manager and Proxy Manager, under supervision of the Proxy Committee, have the following duties:

      1. annually prepares the Proxy Guidelines with the Compliance Officer and distributes them to the Proxy Committee for review;

      2. coordinates the Proxy Committee's review of any new or unusual proxy issues;

      3. manages the process of referring issues to portfolio managers for voting instructions;

      4. oversees the work of any third party vendor hired to process proxy votes;

      5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

      6. maintains required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

      7. prepares and distributes reports required by WCM clients;

      8. maintains records of all communications received from clients requesting information on proxy voting and responses thereto;

      9. notifies clients on how they can obtain voting records and policies and procedures; and

      10. ensures that all proxies are voted in a timely manner;

                            Proxy Voting Guidelines

   WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

   WCM will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

      1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Compliance Officer prior to implementing the request, and will maintain records of each item.

      2. For clients with plan assets subject to ERISA, under rules of the U.
   S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. However, when in WCM's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Compliance Officer.

                            PROXY VOTING REFERRALS

   Under the Guidelines, certain proxy matters will be referred to the Investment Committee. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

   The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

                             CONFLICTS OF INTEREST

   A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

      1. The Proxy Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. Neither the Investment Committee, Operations Department or the Compliance Department report to WCM's marketing business.

      2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

      3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships maintained by the Compliance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Proxy Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

      4. WCM's Proxy Voting Guidelines may only be overridden with the written recommendation of the Board of Directors and Compliance Department concurrently.

                                 RECORDKEEPING

   The Operations Manager, in conjunction with the Proxy Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Compliance Officer.

      1. a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

      2. a copy of each proxy statement received with respect to securities in client accounts;

      3. records of each vote cast for each client;

      4. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

      5. written reports to clients on proxy voting and of all client requests for information and WCM's response.

   In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and
(2) require such vendor to maintain the records noted in (2) and (3) above.

                                                                      Exhibit A

                   Westfield Capital Management Company, LLC
                            Proxy Voting Guidelines

                                      For

                         SEPARATELY MANAGED ACCOUNTS &
                        SUB-ADVISORY MUTUAL FUND ASSETS
                        INCLUDING LIMITED PARTNERSHIPS

   The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

   The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements.
Part III addresses unique considerations pertaining to non-US issuers.

I.  Board-Approved Proposals

   Proxies will be voted for board-approved proposals, except as follows:

  A. Matters Relating to the Board of Directors

   The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  .  WCM will withhold votes for the entire board of directors if

    .  The board does not have a majority of independent directors; or

    . The board does not have nominating, audit and compensation committees composed solely of independent directors.

   For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE and NASDAQ rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for case-by-case review.

  .  WCM will vote on a case-by-case basis in contested elections of directors.

  . WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

  . WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

   WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

  . WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

   Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

  . WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

  B. Executive Compensation

   WCM will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

  . WCM will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

  . WCM will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

  . Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

   WCM may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

  C. Capitalization

   WCM will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

  . WCM will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

  . WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

  .  WCM will vote for proposals authorizing share repurchase programs.

  D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

   WCM will vote on a case-by-case basis on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  . WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

  E. Anti-Takeover Measures

   WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  . WCM will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

  . WCM will vote on a case-by-case basis on proposals to adopt fair price provisions.

  F. Other Business Matters

   WCM will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  . WCM will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

  . WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

   WCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

  . WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

  . WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

  . WCM will vote for shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III.  Voting Shares of Non U.S. Issuers

   WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

  . WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

  . WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

  . WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  . WCM will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

   Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

      (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

      (2) Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

      (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

   WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

IV.  Mutual Fund Proxies

  A. Election of Directors

   Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

   Votes should be withheld from directors who:

  . attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

  . are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

  B. Converting Closed-end Fund to Open-end Fund

   WCM will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

  C. Proxy Contests

   WCM will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

  D. Investment Advisory Agreements

   WCM will vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

  E. Approving New Classes or Series of Shares

   WCM will vote for the establishment of new classes or series of shares.

  F. Preferred Stock Proposals

   WCM will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

  G. 1940 Act Policies

   WCM will vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

  H. Changing a Fundamental Restriction to a Nonfundamental Restriction

   WCM will vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

                                                                      Exhibit B

Proxy Vote Referral Request:

Company ________________________________________________________________________

Vote Due _______________________________________________________________________

                      PROXY VOTING REFERRAL REQUEST FORM

From: Proxy Manager

   Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM's Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

Meeting Date:

Vote Recommendation Due Date:

Company Name:

   Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

   Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

  Referral items:

   1. Rationale:

                                                                      Exhibit C

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING CONFLICT
                          OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
   _____________________________________________________________________________

5. Describe procedures used to address any conflict of interest:

   Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will:

       1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

       2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

       3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

   The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this section

6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:


________________________________________________________________________________

CERTIFICATION

   The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

________________________________________________________________________________
Name: Zureen Kharuddin
Title: Proxy Manager

                                                          Approved June 6, 2003


   Summary of Mellon Financial Corporation Proxy Voting Policy and Procedures (Standish Mellon Asset Management Company LLC and the Boston Company Asset Management)

   Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

   All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

   Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

   Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                         MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                                Approved 6/6/03

   1. Scope of Policy--This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

   2. Stock Ownership Rights as Assets--We recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

   3. Exclusive Benefit of Beneficiaries--We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of the Funds, or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will seek to act solely in the best financial and economic interest of the applicable client.

   4. Long-Term Perspective--We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

   5. Limited Role of Shareholders--We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

   6. Anti-takeover Proposals--We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

   7. "Social" Issues--On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

   8. Proxy Voting Process--Every voting proposal is reviewed, categorized, analyzed and voted in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the

Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

   9. Material Conflicts of Interest--We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

   10. Securities Lending--We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

   11. Recordkeeping--We will keep, or cause our agents to keep, the records for each voting proposal required by law.

   12. Disclosure--We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                         CHARTWELL INVESTMENT PARTNERS
                     Proxy Voting Policies and Procedures

                            Adopted April 11, 1997
                           As Amended June 24, 2003

   Purpose. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

   Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

   Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

   Use of Independent Proxy Voting Service. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

   Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

   Conflicts of Interest. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

   Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

   In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

   When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                            Proxy Voting Guidelines

   Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

                          I.  The Board of Directors

A.  Director Nominees in Uncontested Elections

   Vote on a case-by-case basis for director nominees, examining the following factors:

  . long-term corporate performance record of the company's stock relative to a market index;

  .  composition of board and key board committees;

  .  nominee's attendance at meetings (past two years);

  .  nominee's investment in the company;

  .  whether a retired CEO of the company sits on the board; and

  .  whether the board chairman is also serving as the company's CEO.

   In certain cases, and when information is readily available, we also review:

  .  corporate governance provisions and takeover activity;

  .  board decisions regarding executive pay;

  . board decisions regarding majority-supported shareholder proposals in back-to-back years;

  .  director compensation;

  .  number of other board seats held by nominee; and

  .  interlocking directorships.

B.  Chairman and CEO are the Same Person

   Vote on a case-by-case basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

  . designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

  .  majority of independent directors;

  .  all-independent key committees;

  .  committee chairpersons nominated by the independent directors;

  .  CEO performance is reviewed annually by a committee of outside directors;

  .  Established governance guidelines.

C.  Majority of Independent Directors

   Vote on a case-by-case basis proposals that the board be comprised of a majority of independent directors.

   Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.  Stock Ownership Requirements

   Vote against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

   Vote against proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

   Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

   Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

   Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

   Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.  Charitable Contributions

   Vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

                              II.  Proxy Contests

A.  Director Nominees in Contested Elections

   Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

  .  long-term financial performance of the company relative to its industry;

  .  management's track record;

  .  background to the proxy contest;

  .  qualifications of director nominees (both slates);

  . evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

  .  stock ownership positions of director nominees.

B.  Reimburse Proxy Solicitation Expenses

   Vote on a case-by-case basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

                                III.  Auditors

Ratifying Auditors

   Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

   Vote against auditors and withhold votes from Audit Committee members if:

  . Non-audit ("all other") fees (greater than) audit and audit-related fees + permissible tax fees

  . Audit fees (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)

  . Audit-related fees (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)

  . Tax fees* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]

  .  All other fees

   Vote on a case-by-case basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

  .  Whether the non-audit fees are excessive (per the formula above) and

  . Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

   Vote for proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

                          IV.  Proxy Contest Defenses

A.  Board Structure: Staggered vs. Annual Elections

   Vote against proposals to classify the board.

   Vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

   Vote against proposals that provide that directors may be removed only for cause.

   Vote for proposals to restore shareholder ability to remove directors with or without cause.

   Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

   Vote against proposals to eliminate cumulative voting.

   Vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

   Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

   Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

   Vote for proposals that seek to fix the size of the board.

   Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                           V.  Tender Offer Defenses

A.  Poison Pills

   Vote for proposals that ask a company to submit its poison pill for shareholder ratification.

   Vote on a case-by-case basis proposals to redeem a company's poison pill.

   Vote on a case-by-case basis management proposals to ratify a poison pill.

B.  Fair Price Provisions

   Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

   Vote for proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Greenmail

   Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.  Pale Greenmail

   Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.  Unequal Voting Rights

   Vote against dual class exchange offers.

   Vote against dual class recapitalizations.

F.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

   Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.  Supermajority Shareholder Vote Requirement to Approve Mergers

   Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

   Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.  White Squire Placements

   Vote for proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                   VI.  Miscellaneous Governance Provisions

A.  Confidential Voting

   Vote for proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

   Vote for management proposals to adopt confidential voting.

B.  Equal Access

   Vote for proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.  Bundled Proposals

   Vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.  Shareholder Advisory Committees

   Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

                            VII.  Capital Structure

A.  Common Stock Authorization

   Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

   Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.  Stock Distributions: Splits and Dividends

   Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.  Reverse Stock Splits

   Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.  Blank Check Preferred Authorization

   Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

   Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

   Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.  Proposals Regarding Blank Check Preferred Stock

   Vote for proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.  Adjust Par Value of Common Stock

   Vote for management proposals to reduce the par value of common stock.

G.  Preemptive Rights

   Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

   Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

  . Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

  . Change in Control--Will the transaction result in a change in control of the company?

  . Bankruptcy--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

   Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

   Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                  VIII.  Executive and Director Compensation

   In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

   In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation--which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

   Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] do you mean overseen? Who would be disinterested other than the independent directors, and they shouldn't be administering. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

   Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.  OBRA-Related Compensation Proposals

..  Amendments that Place a Cap on Annual Grant or Amend Administrative Features

   Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

..  Amendments to Added Performance-Based Goals

   Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

..  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

   Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

..  Approval of Cash or Cash-and-Stock Bonus Plans

   Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.  Proposals to Limit Executive and Director Pay

   Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

   Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

   Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.  Golden and Tin Parachutes

   Vote for proposals to have golden and tin parachutes submitted for shareholder ratification.

   Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D.  Employee Stock Ownership Plans (ESOPs)

   Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

E.  401(k) Employee Benefit Plans

   Vote for proposals to implement a 401(k) savings plan for employees.

                          IX.  State of Incorporation

A.  Voting on State Takeover Statutes

   Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

   Vote on a case-by-case basis proposals to change a company's state of incorporation.

                   X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

   Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

  .  anticipated financial and operating benefits;
  .  offer price (cost vs. premium);
  .  prospects of the combined companies;
  .  how the deal was negotiated; and
  .  changes in corporate governance and their impact on shareholder rights.

B.  Corporate Restructuring

   Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.  Spin-offs

   Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

   Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

   Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.  Appraisal Rights

   Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

   Vote for changing the corporate name.

                           XI.  Mutual Fund Proxies

A.  Election of Trustees

   Vote on trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

   Vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

   Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

   Vote on distribution agreements on a case-by-case basis.

                     XII.  Social and Environmental Issues

   In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

   In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

   In determining our vote on social and environmental proposals, we also analyze the following factors:

  . whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

  .  the percentage of sales, assets and earnings affected;

  . the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

  . whether the issues presented should be dealt with through government or company-specific action;

  . whether the company has already responded in some appropriate manner to the request embodied in a proposal;

  . whether the company's analysis and voting recommendation to shareholders is persuasive;

  .  what other companies have done in response to the issue;

  .  whether the proposal itself is well framed and reasonable;

  . whether implementation of the proposal would achieve the objectives sought in the proposal; and

  . whether the subject of the proposal is best left to the discretion of the board.

   The following list includes some of the social and environmental issues to which this analysis is applied:

  .  energy and environment

  .  South Africa

  .  Northern Ireland

  .  military business

  .  maquiladora standards and international operations policies

  .  world debt crisis

  .  equal employment opportunity and discrimination

  .  animal rights

  .  product integrity and marketing

  .  human resources issues

  SSgA Funds Management, Inc.

   The Fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("FM"). FM has undertaken to vote proxies with respect to the Fund's underlying securities holdings and retains the final authority and responsibility for such voting. FM, at the direction of the SSgA Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. FM has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the Fund.

   FM generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

   FM generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific--ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-"greenmail" provisions.

   FM generally votes against management on matters such as capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

   FM evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

   FM generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors, requiring a majority of independent directors on the Board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors, and mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

   FM generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

   From time to time, FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

   When the matter falls clearly within one of the proposals enumerated in FM's Policy, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

   In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

   Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                     Proxy Voting Policies and Procedures

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./1/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./2/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./3/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./4/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

--------
1 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
3 Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
4 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Conflicts of Interest

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/5/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures. PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

--------
5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

   2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

  Board of Directors

   1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

  Proxy Contests and Proxy Contest Defenses

   1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and
(iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

  Tender Offer Defenses

   1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

  Capital Structure

   1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

  Executive and Director Compensation

   1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

  State of Incorporation

   State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

  Mergers and Restructurings

   1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

  Investment Company Proxies

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

   1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

   2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

   3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. Changing a Fundamental Restriction to a Non-fundamental
Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

  Distressed and Defaulted Securities

   1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

  Miscellaneous Provisions

   1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                 *  *  *  *  *

                                                                      July 2003

                       ALLIANCE CAPITAL MANAGEMENT L.P.

                   Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

   As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

  Proxy Policies

   This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

      Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

      Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

  Proxy Voting Committees

   Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

  Conflicts of Interest

   Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

  Proxies of Certain Non-US Issuers

   Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

                             Proxy Voting Records

   Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


   NFJ Investment Group--Allianz Dresdner Asset Management of America

   Proxy Voting Policy and Procedures

   Version 1.0--Effective May 1, 2003

   Allianz Dresdner Asset Management of America

   ADAM Proxy Voting Policy and Procedures

General Policy

   Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

   This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

   The general policy contains the following standards that must be established by each ADAM Adviser:

  .  Exercising responsibility for voting decisions

  .  Obligation to vote must be clearly established based on written guidelines

  .  Resolving conflicts of interest

  .  Making appropriate disclosures to clients

  .  Creating and maintaining appropriate records

  .  Providing clients access to voting records

  .  Outsourcing the proxy voting administrative process

  Responsibility for Voting Decisions

  Chief Investment Officer

   Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

  Proxy Committee

   The Proxy Committee shall be governed by this policy and will perform the following duties:

  . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

  . Document, in the form of a report, the resolution of any conflicts of interest between the OE and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

  . Approve and monitor the outsourcing of voting obligations to third-parties; and

  . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

   The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

  Obligation to Vote Must be Clearly Established

   When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

   ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

  Voting Proxies

  Written Voting Guidelines

   Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

  Flexibility

   The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

  Cost-Benefit Analysis Involving Voting Proxies

   An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

   In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

  Resolving Conflicts of Interest

   An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

   In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

  Making Appropriate Disclosures to Clients

   ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

  Creating and Maintaining Appropriate Records

  Recordkeeping Requirements

   In keeping with applicable law/1/, ADAM Advisers' recordkeeping requirements are as follows:

  .  Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

  . Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

  . Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

  .  Records of written client request for proxy voting information;

   Records of written responses from the ADAM Adviser to either written or oral client request;

  Retention of Records

   Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

--------
Endnotes

1  SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
   275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

  Providing Clients Access to Voting Records

  Access by Clients

   Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

   Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

  Access by Third Parties

   Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

  Outsourcing The Proxy Voting Process

   To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

                          PART II FORM ADV DISCLOSURE

General Proxy Voting Policy

   NFJ Investment Group L.P. (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

   The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

   In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to:
(i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

   To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

Conflicts of Interest

   The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

   To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                            Proxy Voting Guidelines

   The following are the general Proxy Voting Guidelines of ADAM Advisers. Each ADAM Adviser has developed guidelines that address the consistent method in which they vote Proposals to address the specific requirements of their client base; therefore not all ADAM Advisers will vote all Proposals in same manner.

                               Table of Contents

  Proposal No.                      Description                       Pg. No.
  ------------                      -----------                       -------
  Management Proposals

  Auditor Related....................................................  B-52
      101.     Ratification of Auditors
      102.     Independence of Auditors
      103.     Auditor Indemnification

  Board of Directors.................................................  B-52
      201.     Election of Board of Directors
      202.     Board Independence
      203.     Changes in Board Size
      204.     Cumulative Voting
      205.     Director Duties and Stakeholder Laws
      206.     Director Indemnification and Liability Protection
      207.     Key Committee Structure

  Compensation Related...............................................  B-53
      301.     Employee Stock Ownership Plans (ESOP)
      302.     Executive/Director/Outside Director Stock Option Plans
      303.     401k Employee Benefit Plans
      304.     Golden Parachutes
      305.     Director Fees
      306.     Pension Fund Credits

  Capital Structure..................................................  B-53
      401.     Authorization of Additional Common Stock
      402.     Authorization of Additional Preferred Stock
      403.     Issuance of Additional Debt
      404.     Reduction of Shares
      405.     Share Repurchase Programs
      406.     Preemptive Rights
      407.     Adjustments to Par Value of Common Stock
      408.     Debt Restructurings

  Corporate Transactions.............................................  B-55
      501.     Mergers and Acquisitions
      502.     Asset Sales
      503.     Changing Corporate Name
      504.     Corporate Restructurings
      505.     Liquidations
      506.     Spin-Offs

Proposal No.                         Description                          Pg. No.
------------                         -----------                          -------
Anti-Takeover Defenses and Related Proposals.............................  B-55
  601.       Greenmail
  602.       Poison Pills
  603.       Supermajority Shareholder Vote Requirements
  604.       Classified Boards
  605.       Fair Price Provisions
  606.       Unequal Voting Rights
  607.       Reincorporation/Exemption from Takeover Laws

Other....................................................................  B-56
  701.       Annual Meetings
  702.       Confidential Voting, Independent Tabulations and Inspections
  703.       Disgorgement Provisions
  704.       Mutual Fund Issues
  705.       Share-Blocking
  706.       Shares Out on Loan

Shareholder Proposals

Auditor Related..........................................................  B-57
  SP-101.    Ratification of Auditors
  SP-102.    Audit Firm Rotation
  SP-103.    Independence of Auditors

Board of Directors.......................................................  B-57
  SP-201.    Minimum Director Stock Ownership
  SP-202.    Board Independence
  SP-203.    Age Limits
  SP-204.    Cumulative Voting
  SP-205.    Director Duties and Stakeholder Laws
  SP-206.    Director Attendance at Annual Meetings
  SP-207.    Key Committee Composition
  SP-208.    Limit Director Tenure

Compensation Related.....................................................  B-58
  SP-301.    Holding Periods
  SP-302.    Future Stock Option Awards
  SP-303.    Accounting Treatment of Stock Option Awards
  SP-304.    Golden Parachutes
  SP-305.    Limits on Executive and Director Compensation
  SP-306.    Requests for Additional Disclosure of Executive Compensation
  SP-307.    Reports on Executive Retirement Benefits

Capital Structure........................................................  B-58
  SP-401.    Preemptive Rights
  SP-402.    Authorization of Blank Check Preferred Stock

Corporate Transactions...................................................  B-58
  SP-501.    Rights of Appraisal

Proposal No.                         Description                          Pg. No.
------------                         -----------                          -------
Anti-Takeover Defenses and Related Proposals.............................  B-58
  SP-601.    Greenmail
  SP-602.    Poison Pills
  SP-603.    Supermajority Shareholder Vote Requirements
  SP-604.    Classified Boards
  SP-605.    Fair Price Provisions
  SP-606.    Equal Access
  SP-607.    Reincorporation/Exemption from Takeover Laws

Proxy Contest Defenses...................................................  B-59
  SP-701.    Shareholders' Right to Call Special Meetings
  SP-702.    Shareholder Action by Written Consent
  SP-703.    Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues..........................................  B-59
  SP-801.    Environmental Issues / CERES Principles
  SP-802.    Northern Ireland (MacBride Principles)
  SP-803.    South Africa (Statement of Principles)
  SP-804.    Other Political/Social/Special Interest Issues

Other....................................................................  B-60
  SP-901.    Annual Meetings
  SP-902.    Confidential Voting, Independent Tabulations and Inspections
  SP-903.    Abstention Votes
  SP-904.    Existing Dual Class Companies
  SP-905.    Special Reports/Additional Disclosure
  SP-906.    Lack of Information
  SP-907.    Shareholder Advisory Committee

               I.  Guidelines for Voting on Management Proposals

   Allianz Dresdner Asset Management of America ("ADAM"), its affiliates and subsidiaries will generally vote on management proposals as follows:

AUDITOR RELATED

   101. Ratification of Auditors: The Company will generally vote for management proposals to ratify the selection of auditors unless:

  .  The audit firm is not independent in fact or appearance;

  . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or

  . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

   102. Independence of Auditors: The Company will generally vote against auditors and withhold votes from audit committee members if non-audit fees exceed audit fees, audit-related fees, and tax fees combined. The Company will follow the SEC disclosure categories in applying the above formula.

   103. Auditor Indemnification: The Company will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

   201. Election of Board of Directors: The Company will generally vote with management for the routine election of directors unless:

      a. There are clear concerns due to the company having displayed a record of poor performance;

      b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

      c. Criminal activity by the board or a particular board nominee.

   202. Board Independence: The Company will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

   203. Changes in Board Size: The Company will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

      i. Cumulative Voting: The Company will generally vote for management proposals to eliminate cumulative voting and will generally vote against management proposals to introduce cumulative voting.

      ii. Director Duties and Stakeholder Laws: The Company will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

      iii. Director Indemnification and Liability Protection: The Company will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

      The Company will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the standard-duty of care.

   207. Key Committee Structure: The Company will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

   301. Employee Stock Ownership Plans (ESOP): The Company will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

      a. The grants are part of a broad-based employee plan, including all non-executive employees;

      b. The plan does not permit a discount greater than 15%.

   302. Executive/Director/Outside Director Stock Option Plans: The Company will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, the Company will generally consider the following criteria:

      a. That the dilution of existing shares is no more than 5%;

      b. That the stock option plan is incentive-based;

      c. That the stock option plan does not allow for discounted stock options;

      d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

      e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

   303. 401k Employee Benefit Plans: The Company will generally vote for management proposals to implement a 401(k) savings plan for its employees.

   304. Golden Parachutes: The Company will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

   305. Director Fees: The Company will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

   306. Pension Fund Credits: The Company will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

   401. Authorization of Additional Common Stock: The Company will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. The Company will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

   The Company will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

   402. Authorization of Additional Preferred Stock: The Company will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

      a. The proposal is for the issuance of blank check preferred stock;

      b. The issuance of preferred stock is greater than 50% of current issued capital;

      c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

      d. The additional preferred shares will not be used as part of a takeover defense.

   403. Issuance of Additional Debt: The Company will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

   The Company will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

   404. Reduction of Shares: The Company will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

   The Company will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter or if the resulting increase of common stock does not exceed 100% of the currently authorized common stock.

   405. Share Repurchase Programs: The Company will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   406. Preemptive Rights: The Company will generally vote for management proposals to eliminate preemptive rights.

   407. Adjustments to Par Value of Common Stock: The Company will generally vote for management proposals to reduce the par value of common stock.

   408. Debt Restructurings: The Company will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. The Company will generally consider the following criteria:

      a. Reasonableness of the dilution;

      b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;

      c. The threat of bankruptcy.

CORPORATE TRANSACTIONS

   501. Mergers and Acquisitions: The Company will evaluate merger and acquisition management proposals on a case-by-case basis. The Company will generally consider the following factors:

      a. Anticipated financial and operating benefits;

      b. Offer price (cost vs. premium);

      c. Prospects of the combined companies;

      d. How the deal was negotiated:

      e. Changes in corporate governance and their impact on shareholder rights;

      f. Corporate restructuring;

      g. Spin-offs;

      h. Asset sales;

      i. Liquidations;

      j. Rights of appraisal.

   502. Asset Sales: The Company will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet/working capital and value received for the asset.

   503. Changing Corporate Name: The Company will generally vote for management proposals regarding corporate name changes.

   504. Corporate Restructurings: The Company will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

   505. Liquidations: The Company will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   506. Spin-Offs: The Company will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

   601. Greenmail: The Company will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. The Company will generally vote against management proposals to adopt anti-takeover greenmail provisions.

   602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

   The Company will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

      a. Best interest of the existing shareholders;

      b. The current salaries of the target companies' officers;

      c. Repurchase price for the shares by the target company;

      d. Amount of cash invested in target company;

      e. Percentage of ownership by target company management;

      f. Perks for target company senior management;

      g. Attitude toward tax deferral benefiting target company management;

      h. Target company's employee expenses.

   The Company will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

   603. Supermajority Shareholder Vote Requirements: The Company will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

   604. Classified Boards: The Company will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

   605. Fair Price Provisions: The Company will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

   606. Unequal Voting Rights: The Company will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

   607. Reincorporation/Exemption from Takeover Laws: The Company will generally vote for management proposals to opt out of state/country takeover laws and generally vote against management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

   The Company will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

   701. Annual Meetings: The Company will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

   702. Confidential Voting, Independent Tabulations and Inspections: The Company will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will generally vote against management proposals to repeal such provisions.

   703. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. The Company will evaluate proposals to opt out of such provisions on a case-by-case basis.

   704. Mutual Fund Issues: The Company will evaluate the following mutual fund issues on a case-by-case basis:

      a. Approve the merger of the funds;
      b. Approve investment advisory agreement;
      c. Change in fundamental investment policy;
      d. Approve/amend sub-advisory agreement;
      e. Approve conversion from closed-end to open-end fund.

   705. Share-Blocking: The Company will generally not vote proxies in countries where there is "share-blocking."

   706. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.


   Allianz Dresdner Asset Management of America ("ADAM"), its affiliates, and subsidiaries will generally vote on shareholder proposals as follows:

AUDITOR RELATED

   SP-101. Ratification of Auditors: The Company will generally vote for shareholder proposals to require shareholder ratification of auditors.

   SP-102. Audit Firm Rotation: The Company will generally vote against shareholder proposals asking for audit firm rotation.

   SP-103. Independence of Auditors: The Company will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

BOARD OF DIRECTORS

   SP-201. Minimum Director Stock Ownership: The Company will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

   SP-202. Board Independence: The Company will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

   SP-203. Age Limits: The Company will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

   SP-204. Cumulative Voting: The Company will generally vote for shareholder proposals to eliminate cumulative voting and will generally vote against shareholder proposals to introduce cumulative voting.

   SP-205. Director Duties and Stakeholder Laws: The Company will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

   SP-206. Director Attendance at Annual Meetings: The Company will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

   SP-207. Key Committee Composition: The Company will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.


   SP-208. Limit Director Tenure: The Company will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

   SP-301. Holding Periods: The Company will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

   SP-302. Future Stock Option Awards: The Company will generally vote against shareholder proposals to ban future stock option grants to executives.

   SP-303. Accounting Treatment of Stock Option Awards: The Company will generally vote against shareholder proposals requesting that stock options be expensed.

   SP-304. Golden Parachutes: The Company will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

   SP-305. Limits on Executive and Director Compensation: The Company will generally vote against shareholder proposals to limit executive and director compensation.

   SP-306. Requests for Additional Disclosure of Executive Compensation: The Company will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

   SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): The Company will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

   SP-401. Preemptive Rights: The Company will generally vote against shareholder proposals that seek preemptive rights.

   SP-402. Authorization of Blank Check Preferred Stock: The Company will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

   SP-501. Rights of Appraisal: The Company will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

   SP-601. Greenmail: The Company will generally vote for shareholder proposals to prohibit payment of greenmail.

   SP-602. Poison Pills: The Company will generally vote for shareholder proposals to require shareholder ratification of poison pills. The Company will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

   SP-603. Supermajority Shareholder Vote Requirements: The Company will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

   SP-604. Classified Boards: The Company will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

   SP-605. Fair Price Provisions: The Company will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

   SP-606. Equal Access: The Company will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

   SP-607. Reincorporation/Exemption from Takeover Laws: The Company will generally vote for shareholder proposals to opt out of state/country takeover laws and will generally vote on a case-by-case basis for shareholder proposals to reincorporate in another country or state.

PROXY CONTEST DEFENSES

   SP-701. Shareholders' Right to Call Special Meetings: The Company will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

   SP-702. Shareholder Action by Written Consent: The Company will generally vote against shareholder proposals to permit shareholders to take action by written consent.

   SP-703. Shareholders' Ability to Remove or Elect Directors: The Company will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. The Company will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

   SP-801. Environmental Issues/CERES Principles: The Company will generally vote against shareholder proposals that request issuers to file the CERES principles.

   SP-802. Northern Ireland (MacBride Principles): The Company will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

   SP-803. South Africa (Statement of Principles): The Company will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

   SP-804. Other Political/Social/Special Interest Issues: The Company will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

   SP-901. Annual Meetings: The Company will generally vote against shareholder proposals to change the time or place of annual meetings.

   SP-902. Confidential Voting, Independent Tabulations and Inspections: The Company will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will vote against shareholder proposals to repeal such provisions.

   SP-903. Abstention Votes: The Company will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

   SP-904. Existing Dual Class Companies: The Company will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

   SP-905. Special Reports/Additional Disclosure: The Company will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

   SP-906. Lack of Information: The Company generally will vote against proposals if there is a lack of information to make an informed voting decision.

   SP-907. Shareholder Advisory Committee: The Company will generally vote against shareholder proposals to establish shareholder advisory committees.

                      FURMAN SELZ CAPITAL MANAGEMENT LLC

                           PROXY VOTING PROCEDURES*

I.  General Procedures

   ING Furman Selz Capital Management LLC ("FSCM" or the "Firm") has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, FSCM may be instructed by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

   As a fiduciary, FSCM believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, FSCM has a duty to vote proxies in a manner in which it believes will add value to the client's investment. FSCM may amend its proxy policies and procedures from time to time.

II.  Proxy Voting Procedures

   The proxy voting procedures below explain the role of FSCM's Proxy Committee, the proxy voting service, and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest. These procedures do not apply to Delta Asset Management, a division of FSCM, which has a separate proxy voting policy and guidelines. However, these procedures may cover certain managed accounts of Aeltus Investment Management, Inc. and ING Advisors, Inc.

  The role of the Proxy Committee (the "Committee")

   The Committee exercises control of the voting of proxies by establishing written guidelines and participates, as needed, in the resolution of issues or conflicts of interest that need to be handled on a case-by-case basis. The Committee annually reviews guidelines governing proxy votes. The Committee is assisted in this process by an independent proxy voting service and the Firm's Proxy Manager.

  The role of the proxy voting service

   FSCM has engaged an independent proxy voting service, Investor Responsibility Research Center, to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the client's custodians to ensure that all proxy materials received by the custodians relating to each client's portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with guidelines provided to it by FSCM, unless it receives overriding instructions from the Proxy Manager. Depending on circumstances, in the future the Firm could decide to retain one or more other proxy voting services or external vendors.

  The role of the Proxy Manager

   The Proxy Manager deals directly with the client's custodian to ensure proxies and related materials are properly forwarded to the proxy voting service. Thereafter, the Proxy Manager works with the proxy voting service to cast votes, resolve issues with the Proxy Committee, and compile proxy voting reports.

--------
* These Proxy Voting Procedures may also cover certain managed accounts of Aeltus Investment Management, Inc. and ING Advisors, Inc.

  Conflicts of interest

   Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if FSCM or an affiliate has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a shareholder proponent of a proxy proposal. In any case of a known conflict of interest, application of the proxy guidelines is designed to address conflicts. Where application of the proxy guidelines does not resolve the conflict, the Committee would generally be consulted or the client may be contacted.

  Procedures for voting client proxies

   Daily, the Proxy Manager reviews the proxy voting service research and recommendations. If the recommendations are consistent with the Firm's (or client's) guidelines, no action is taken. If there is a difference between the guidelines of the proxy voting service and the Firm's (or client's) written guidelines, the Proxy Manager submits an overriding vote consistent with the Firm's (or client's) written guidelines.

   Case-by-case issues not covered in the guidelines will generally be voted with the proxy voting service recommendations, but FSCM reserves the right to override the vote recommendations where warranted.

   If the application of the proxy voting guidelines is unclear, a particular proxy question is not covered by the guidelines, or the Proxy Manager strongly disagrees with the proxy voting service recommendation, the Proxy Manager would elevate the issue to the Committee, which would then determine how to vote (a simple majority vote is needed). If a conflict of interest exists, the Firm will generally vote with the proxy voting service (or client) recommendation. In the unlikely situation where a conflict of interest exists for FSCM and the proxy voting service cannot issue a recommendation due to a conflict of interest of its own, the Committee will determine how to proceed.

   To implement these procedures, FSCM may use the Bank of New York and/or other external service providers.

  Corporate actions and related issues

   From time to time, FSCM may need to make decisions with respect to various types of corporate actions (e.g., tender offers, restructurings, waivers of covenants, etc.) on behalf of client accounts. These situations are often highly fact-specific and can occur in all types of portfolios, including fixed income strategies. Where the proxy voting service recommends a particular course of action, the Proxy Manager will generally follow the recommendation after consultation with the portfolio manager. In situations where the proxy voting service does not recommend a course of action, absent a conflict of interest the portfolio manager will generally decide. In the event there is a conflict of interest, either the recommendation of the proxy voting service or client will be followed (if available) or the Committee will make the ultimate decision.

III.  General Guidelines

.. In general, the Firm's proxy voting guidelines oppose management proposals to protect themselves from shareholders, i.e., roadblocks to takeovers, including poison pills, dual classes of stock or voting privileges, super majorities, etc.

.. The Firm will generally support routine management proposals, including election of most directors and approval of auditors. Other proposals will be voted on when they come to the attention of FSCM.

.. Stockholder proposals will generally be voted in accordance with the proxy voting guidelines (if applicable) or brought to the attention of the Committee for a final decision.

IV.  Obtaining Voting Records

   Generally, the Firm will not divulge information regarding a specific vote prior to the shareholder meeting; however, the Firm will provide its standard proxy voting guidelines to clients upon request. Clients can obtain records on how the Firm voted their shares for a specified period of time by contacting their Client Service Representative or Relationship Manager at any time at FSCM's general number--(212) 309-8200. Clients whose custodians establish omnibus accounts or who are part of wrap fee or managed account programs may get proxy reports for a larger pool of securities than that in which they were invested.

V.  Records

   The Proxy Manager will take necessary steps to retain, or arrange for the retention of, the proxy voting records (as defined by the SEC) for six years or such other period as may be required by applicable law or regulation.

  Effective as of June 20, 2003

  Wall Street Associates Proxy Voting Summary

   Wall Street Associates utilizes an external company, Institutional Shareholder Services (ISS), to assist us with the proxy voting function. We have provided ISS with our Proxy Voting Guidelines and ISS votes proxies based on our guidelines. If a particular issue is unclear or not covered by our guidelines, ISS contacts the Proxy Coordinator at Wall Street Associates for clarification. We have an internal process in place whereby the Proxy Voting Committee and Chairman review such issues. This process is detailed in our proxy voting policy.

   Wall Street Associates votes proxies with respect to economic issues and makes independent voting decisions. We have procedures designed to ensure that proxies are voted in the best interest of our clients and are not the product of a conflict of interest. Clients may request and obtain a record of proxy votes cast on their behalf. Wall Street Associates maintains proxy voting records for a minimum of 5 years.

    OECHSLE INTERNATIONAL ADVISORS, LLC NOTICE OF PROXY VOTING POLICIES AND
                                  PROCEDURES

How to Obtain Copies of Proxy Voting Policies and Procedures and Information About Votes Cast

   This is to advise that Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interests of clients and in accordance with Oechsle's fiduciary duties, SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38-a-1 under the Investment Company Act of 1940.

   When authorized by clients, Oechsle typically votes proxies based on the extensive, predetermined guidelines and recommendations of its third party proxy service or guidelines communicated and provided by clients. Voting based on predetermined guidelines and recommendations or client direction is to ensure that Oechsle avoids potential conflicts of interest. As additional safeguards, Oechsle insulates the process by designating certain internal persons as responsible for proxy voting and requires reporting of instances or efforts to influence improperly or manipulate proxy voting to Oechsle's Management.

   Oechsle's independent third party proxy voting service: gathers and administers proxies, provides research and analysis, maintains records, and provides predetermined guidelines and recommendations. Oechsle may supplement the research and analysis of the third party proxy service with its own, but generally Oechsle is guide by the research and adheres to the recommendations of the third party proxy service because its determinations are independent, impartial, and based on in-depth scrutiny of the company, issue or other salient factors.

   A copy of Oechsle's Policies and Procedures may be obtained by:

      --Writing to: Oechsle International Advisors, LLC
                 Att: Proxy Coordinator
                 One International Place, 23rd Floor
                 Boston, MA 02110

      --Emailing a request to ProxyRequest@Oechsle.com

      --Calling the Proxy Coordinator at 617-330-8810.

   Oechsle releases information about votes cast on behalf of the client based on a written request from the client only. Requests for Policies and Procedures or information about the votes cast on behalf of a client typically will be fulfilled within 15 days of receipt.

   Questions regarding Oechsle's Policies and Procedures pertaining to proxy voting may be forwarded to the Director of Compliance.

                         SEIX INVESTMENT ADVISORS INC.

                     PROXY VOTING POLICIES AND PROCEDURES

Statement of Policy

   The following are general proxy voting policies and procedures adopted for Seix Investment Advisors Inc. (the "Adviser"), with respect to voting securities held by clients of the Adviser. These policies and procedures are adopted to ensure compliance with the Investment Company Act of 1940, as amended, and other applicable obligations under the rules and regulations of the Securities and Exchange Commission and interpretations of its staff. It is the policy of the Adviser to seek to assure that proxies received are voted in the best interests of the Adviser's managed accounts. At the same time, because the Adviser invests exclusively in fixed income securities, it is recognized that proxy voting by the Adviser will be a rare circumstance.

Definitions

   By "best interest of managed accounts," the Adviser means the beneficial owners of the accounts' best economic interest over the long term--that is, the common interest that all clients share in seeing the value of a common investment increase over time. Accounts may have differing political or social interests, but their best economic interest is generally uniform.

   By "conflict of interest," the Adviser means circumstances when a proxy vote appears likely to present a conflict of interest between the interests of the Adviser's separate accounts, on the one hand, and the interests of the Adviser on the other, in voting proxies for issues held in the separate accounts of the Adviser. The Adviser believes that for practical purposes, these circumstances generally would arise only when the Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or other proponent.

Responsibility for Proxy Voting

   The Adviser conducts an annual review of this policy to ensure that the Adviser's investment philosophy is generally consistent with the investment objectives of the Adviser's separate accounts and in the best economic interests of account owners.

   Because the Adviser's investment philosophy is generally consistent with the investment objectives of the Adviser's separate accounts, investment decisions for the separate accounts should generally be consistent with the Adviser's philosophy. In proxy voting decisions, as in other investment decisions, the Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the managed accounts and the best economic interests of the managed accounts.

   The Adviser may vote, abstain from voting, or take no action on proxies for the managed accounts in any manner consistent with this proxy voting policy (subject to provisions for addressing material conflicts of interest).

   The Adviser recognizes that proxy voting is a rare event in the realm of fixed income investments and is typically limited to solicitation of consent to changes in features of securities held by the managed accounts, most often in a bankruptcy or reorganization context. It is also recognized that these issues are unique and not susceptible to ready categorization, and need to be analyzed and have a determination made on a case by case basis. They may involve mergers and other corporate restructurings, changes to capital structure, including increases and decreases of capital and preferred stock or other securities issuances.

   When evaluating a proxy matter involving a reorganization, the Adviser should take into consideration:

  .  Anticipated financial and operating benefits;

  .  Offer price;

  .  Prospects of the combined companies;

  .  How the deal was negotiated; and

  . Changes in corporate governance and their potential impact on shareholders rights.

   When evaluating a proxy matter involving corporate restructuring, the Adviser should take into the consideration the following:

  . Spin-Offs. When evaluating a spin-off, the Adviser should consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives;

  . Asset Sales. When evaluating an asset sale, the Adviser should consider the impact on the balance sheet or working capital and the value received for the asset; and

  . Liquidations. When evaluating a liquidation, the Adviser should consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   This policy permits the Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the managed accounts, and to make voting decisions that may support or give weight to the views of management of a portfolio company.

Material Conflicts of Interest

   The Adviser recognizes that, in unusual circumstances, a material conflict of interest between the Adviser's interests and managed account's interests in voting proxies may appear to exist, such as when the Adviser itself knowingly does business with a particular proxy issuer or closely affiliated entity or other proponent.

   In those circumstances, to avoid any appearance concerns, the Adviser believes it is appropriate for the Adviser to follow an alternative voting procedure rather than to vote proxies in the Adviser's sole discretion. Such an alternative voting procedure should generally take the voting decision out of the hands of the Adviser alone. Some examples of acceptable alternative voting procedures for resolving material conflicts of interest include the following:

   Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not the Adviser's clients;

   Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies;

   Abstaining from voting the proxies.

Disclosure of Policy or Description/Proxy Voting Record

   The Adviser will promptly disclose this Proxy Voting Policy and the most recent twelve-month Proxy Voting Record following any request from a managed account.

   Adopted effective June 1, 2003

                WESTERN ASSET PROXY POLICY AND PROCESS--SUMMARY

   Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

   A summary of the voting procedures effective August 1, 2003 is included below. A full copy of the policy and procedures is available upon request.

Proxy Voting Procedures Summary

   Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

      a. Proxies are reviewed to determine accounts impacted.

      b. Impacted accounts are checked to confirm Western Asset voting authority.

      c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

      e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

      f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

       F&C EMERGING MARKETS LTD. PROXY VOTING--INTRODUCTION AND SUMMARY

Introduction

   Shareholders have the right to vote at meetings of the company. F&CEM prefers to obtain a mandate from their clients allowing F&CEM to cast these votes on their behalf. This makes it more likely that the votes will be cast and enables the firm to cast the votes in a manner consistent with investment objectives of the fund manager (and hence, of course, the client).

   It is normal house policy to vote at every AGM/EGM and only in exceptional cases does F&CEM not vote (e.g. in some markets, like Turkey, the firm's shares get blocked for 3-4 weeks if it votes and F&CEM may be in the process of selling them). F&CEM subscribes to ISS and uses them as a valuable input into making decisions on voting.

   The firm has an electronic database which monitors all its proxy voting. The database allows a speedy response to voting, which sometimes can be very time critical. It also keeps a record of all voting, which F&CEM is happy to share with clients on a regular basis. F&CEM always consults with clients on the best course of action and would file class actions if it was in the client's interest.

   F&CEM looks closely at the companies in which it invests in order to ensure that best practices are followed. Aspects of corporate governance F&CEM looks for include the division of powers between the chairman and chief executive, the existence of an audit committee, clarity of strategy and the quality of its financial reporting and communication. Above all, the firm is looking for companies that it believe act in the interests of shareholders. F&CEM also takes its own role as investors in companies very seriously. Not only does it express any concerns it may have directly to top management when it meets, but F&CEM also goes through all the resolutions at forthcoming Annual and Extraordinary General Meetings beforehand and will only vote in favor if it considers it to be appropriate. There have been a number of occasions in the past when F&CEM has not voted in favor and have informed management accordingly.

   The F&CEM Corporate Governance principal aim is to enhance shareholder value by undertaking a pro-active role. It will therefore decide on issues by reference to the best interests of the Client. Voting rights are regarded as an asset.

   F&CEM will vote on all AGM and EGM resolutions. Where voting against or where there is active abstention the Company Secretary of the company concerned will be informed in writing for the reason for the voting stance.

   Voting is carried out on the instructions of the relevant portfolio manager. The voting decision is guided by the F&CEM Corporate Governance and Voting Policy with advice from the in-house consultant and information available from the NAPF Voting Issues Service and the Manifest Voting Agency. Where a client requests specific requirements or a bespoke service F&CEM would vote accordingly.

   On any occasion where an issue warranted discussion, this would take place between the portfolio manager and client prior to voting.

                              Detailed procedures

Exercising Proxy votes

   1. The Corporate Actions section can become aware of a company meeting from a variety of sources. These include by fax from the custodians, by information on the Chase Manhattan Infostation System and by corporate action letters from Bank of New York. Other ways include annual reports and accounts, faxes and letters from ADP Proxy Voting Services, telephone calls from investor relations companies or even the company itself.

   2. The Proxy Voting Administrator [PVA] always handles the work relating to proxy voting.

   3. The Senior Corporate Actions Specialist will initiate the download in the morning, the electronic information from Chase will be prompted using a desktop button on the PC.

   4. All new meeting information received in for the day will be listed in the system, the PVA will then click on each meeting reviewing all information and will then:

      --Set an internal deadline two days in advance of the custodian.

      --Allocate a Desk Administrator [DA] to each meeting.

      --Ensure all resolutions have a short form.

      Once each meeting has been correctly prepared the 'Prepared Icon' will be selected.

   5. The verifier will then enter the meeting via the PVA and check of the information created in point 4. The actions of the Preparer are mutually exclusive to the Verifier. The 'Verified' button will then be selected.

   6. The next stages involve the Desk Administrator and the Fund Manager who will cast their vote.

   7. On the deadline date the PVAS will check that an instruction has been received from the Fund Managers, on all meetings for that day. In the event that an instruction has not been received then the PVA will chase the desk administrator by email or telephone.

   8. The PVA at this point will check to see if the meeting is in a market that requires shares to be blocked. If required the PVA will send an email to the Standing Data department requesting that the security be restricted on Hiportfolio. The email instruction will also CC Dealers, Stocklending and Compliance and give an end date to the restriction.

   9. Faxes will be printed from the system for each client, which will then be signed and checked by two authorised signatories. Where the instruction is to be sent via Chase Insight the instruction will be checked and initialled by the authorised signatory.

                             Current Team Members

           Corporate Actions Manager:               Alex Godfrey
           Senior Corporate Actions Administrators: Matthew Drummond
                                                    Andrew Mchale
           Proxy Voting Administrator               Valerie Michael

              F&CEM'S INTERNAL PROXY VOTING PROCEDURES- OVERVIEW

   1) Corporate actions will upload the electronic proxy voting system with forthcoming proxy votes as soon as the information is available. There will be one upload per day. Proxy voting will input any urgent meetings not uploaded in the morning manually.

   2) Instruction deadlines will always be 2 days before the custodial deadline. Where a tight deadline is received from the Issuer/Custodian corporate actions will follow up with a supporting telephone call or email to advise. Corporate actions will only assume that an FMA is acting on an urgent vote after having spoken to an FMA and will not rely solely on emails as a means of chasing FMAs.

   3) FMA's will go into the proxy voting system once per day. The ideal time to do this is in the afternoon.

   4) FMA's will look at the votes relevant to them as identified by the system and will then nominate the appropriate fund manager to vote via the electronic voting system.

   5) Should FMAs wish to see other proxy votes not identified by the system as being for them they can see all forthcoming proxies in the 'show all' screen but they will not be able to vote on them.

   6) If an FMA is ill or on holiday and FMA's need access to a proxy in order to be able to forward it to the fund manager then they should send an email to Corporate Actions who will re-assign the meeting to the appropriate FMA. This process takes no more than a minute or two.

   7) When an FMA goes on holiday a vacation message should be activated on their email and they should inform corporate actions as to who will be dealing with their proxy votes in their absence.

   8) If a proxy vote deadline is urgent and corporate actions require a response that day then corporate actions will ensure that an FMA who can deal with this is informed. This responsibility lies entirely with corporate actions. However, once an FMA is informed it is then his or her responsibility to ensure that he or she allocates the meeting to a fund manager who subsequently casts his or her vote. If a vote is urgent and an FMA has been informed of this then it is the responsibility of the FMA/FM to ensure that that the FM votes on Connect in time although corporate actions will continue to chase for a response.

   9) Should the electronic system fail due to system failure the old paper system will be re-activated forthwith until the electronic system is running again. Corporate actions will notify all FMA's of a system failure within 30mins of becoming aware of it. IT fully supports the system and the disaster recovery plan would be activated.

   10) Should an FMA require a history of proxy votes Alex Godfrey can supply this. The proxy voting database will be live within 6 weeks of 9th Jan 2001 and this will enable FMAs to go into connect and print these reports themselves.

   11) Should anyone wish to see exactly how a fund manager voted as opposed to how corporate actions acted on our instructions there is a full audit trail which FMAs can access which will show the fund manager's instruction into the system. Alex Godfrey will demonstrate this facility when he comes up to show individual FMAs how to use the live system when they have their first proxy vote to action through the live electronic system.

                                   Additions

   12) If a proxy vote has to be updated on the system due to insufficient information being provided on the original vote then corporate actions will delete the old proxy vote from the system and a new one will be loaded by corporate actions. This will be visible when the FMA looks in their section on the electronic proxy voting system. The FMA should then nominate an FM to vote on this as normal.

   13) If a given FM is nominated to vote on a proxy and for some reason it becomes necessary to nominate a different fund manager this can be done by clicking on the solid diamond again and then changing who you wish to assign the meeting to. Then press the refresh button to allow your pages to update to show the changes.

   14) Re Non Emerging Market Funds: When an FMA goes into a particular meeting there is a list across the top of the page showing all the Hiport codes for the funds which hold that stock. The funds that the emerging markets FM will be voting on will be in maroon and the funds he will not be voting on will be in grey. This replaces the old system whereby funds on which the FM was not to vote on were crossed out. The system will not allow you to vote on a fund which is written in grey. If the FMA would like to see how the FM from FCM has voted on the other funds then he can access this by looking under 'Votes by Client'. This will give a full audit trail by client of who voted, how they voted and when they voted as well as when corporate actions processed the instruction.

   15) In the 'View all' screen FMA's can currently see all pending proxy votes and not just those for Emerging Markets. Corporate actions have looked at the possibility of splitting FCM away from FCEM for the purposes of the electronic system but there were problems with this. SUIT for example holds emerging and developed securities and so does IFCIT. If the system were to be split by currency for example there would be problems regarding ADRs which would show up in USD even though they were for an emerging market. Corporate actions have not ruled out a possible system change to this in the future, but they would like to try the system as is for at least a month or so before making any amendments.

   16) As far as funds on which we do not vote are concerned the system is designed to cope with this. For example, Welcome is set up as a 'No Voting' client in the database and so the system will not allow anyone to process a vote on this fund. There is also an FMA called 'No Vote' set up in the system. This FMA will show up against these clients within the audit trail and is accessible through the 'Votes by Client' route. It is not possible to add comments into the comments field when the box has been ticked as there should be no need for this given the above.

F&CEM Internal Proxy Voting Security and Validation

  Introduction

   This procedure will detail how a new Fund Manager or Director may be added to the list within (PVA) Proxy Voting Automation to be able to have meetings assigned to them for their vote to be cast. It will also cover the procedure for adding and altering the status of administrators within PVA itself.

                              Detailed procedures

Adding a new Fund Manager to the system (PVA)

   1. An email request will be received from the head of the relevant desk to the Corporate Actions department to update an individual to the list of Fund Managers within PVA.

   N.B A check will be made of the Human Resources Joiners and Leavers list every two weeks to view any changes that may be needed within the PVA list of users.

   2. The proxy voting administrator will then forward the email to the Human Resources and Compliance departments requesting that the particular person required to be added, be confirmed as:

(check mark) A Fund Manager

(check mark) IMRO Threshold Competent

   3. The Human Resources Department will then return an email to the administrator, the Corporate Actions Manager and Compliance confirming both these points.

   4. The Corporate Actions Manager will then send an email to the IT Department, requesting that this person be added to the PVA system immediately.

   N.B. The IT Department will need to determine the new User's NT access rights - they will require access to the ProxyVoting system and it should be added to the Client's access list (NOT ProxyVoting Admin access). The IT Department needs to confirm to Corporate Actions the NT User Login.

   5. A User Control Change form will be filled out by IT and then forwarded to the Operations Manager for signing.

   6. The administrator will print off the HR confirmation email, the request to the IT department with subsequent completion notice, and will file the documentation in the PVA Administrations File.

                             Current Team Members

                Proxy Voting Administrator    Valerie Michael
                Corporate Actions Manager:    Alex Godfrey

   Changing the status of an individual within the PVA system

                              Detailed Procedure

   1. An email request will be received from the Head of a particular desk to the Corporate Actions Department to alter the status of a person to Fund Manager or Desk Administrator.

   2. The PVA administrators (either A. Mchale or A. Godfrey) will effect the relevant change within the PVA system.

   3. A copy of the email will be printed off and filed in the PVA Administrations file.

                             Current Team Members

                Proxy Voting Administrator    Valerie Michael
                Corporate Actions Manager:    Alex Godfrey

 F&CEM INTERNAL PROCEDURES FOR PROXY VOTING USING THE PROXY VOTING AUTOMATION

                                  [FLOW CHART]



1. Creation of a manual Proxy meeting--(PV Department)

  .  Open PVA system using desktop icon

  .  Select File

  .  Select New

  .  Check the Proxy Notification for the security code.

  . (If this is a sedol then take this number and enter into Security Enquiry within Hiportfolio, this will locate the code to be used)

  .  Enter the Hiportfolio code in the Security field.

  .  Enter the Type of meeting

  .  Enter the date

  .  Enter the time

  .  Enter the deadline

  .  (This will be the cut-off date on the notification less two days).

  .  Select Next.

  .  Select the notification supplier (e.g ADP) from the list

  .  Select Next.

  .  Select Add

  .  Enter Sequence Identifier, the resolution number on the notification.

  . Enter the Resolution Type using the hang-down choice. If there is not one listed already then type the resolution manually in the short form field.

  .  Enter Short form field (as above)

  .  Enter Full text field. (Copy and paste the short form field)

  .  Repeat the above process for all meeting resolutions.

  .  Select Next

  .  Select Finish

  .  Select from the meeting from the main menu double clicking the meeting.

  .  Select Reports from the hang-down box at the top

  .  Select Instructions from the Reports menu.

  .  Select print

  .  Gather the summary print and staple to the meeting notification.

  .  Select the Allocate button

  .  Select the desk administrator by clicking once

  . Select the Select All button if all clients belong to that DA. Otherwise click individually.

  .  Select the Allocate button.

  .  Select Yes

  .  Select OK

  .  Select Close

  .  Select the Prepared button

  .  (Meeting status will change to Prepared)

Finally,

   Insert the notification and summary page into the 'Awaiting Chase Proxy folder' in order of the internal deadline date.

2. Verifying meetings (PV Department)

   All meetings once prepared should be reviewed by a another person and verified

  .  Enter PVA system

  .  Enter a meeting with the status as PRE (initials).

  .  Review the internal deadline dates.

  .  Review the client details

  .  Check that clients have the correct DA assigned to them

  .  Review the short form resolutions.

   At any point in the review there is a need for the Preparer to amend or correct any information then Select Return. This will change the status to enabling amendments.

   If the review is successful then Select Verify

3. Assignment. (Desk Administrator)

   The Desk Administrator should check each day for forthcoming meetings that have been allocated to them.

   The Desk Administrator should ensure that all respective Fund Managers are notified of the deadlines of the forthcoming meetings.

   When two "green arrow fleshes" appear alongside a general meeting, the Desk Administrators need to assign a Fund Manager or Fund Managers.

   Once assigned, the meeting indicator will change to being a "green diamond".

   It is still possible to re-assign the Fund Manager(s) up until the meeting is "Completed".

4. Instruction. (Fund Manager)

   The Fund Manager should check each day for forthcoming meetings that have been assigned to them.

   When two blue arrow fleshes appear alongside a general meeting the Fund Manager needs to instruct upon the meeting.

   The Fund Manager needs to confirm that the short form resolution is an accurate precis of the long form. Any Against or Abstain instruction needs to be justified. This action is automatically prompted.

   Once instructed, the meeting indicator will change to being a blue diamond.

   It is still possible to re-instruct the meeting up until the meeting is completed

5. Printing. (PV Department)

   On the Deadline Date at 12:00 hrs, all meetings with a Deadline for that day should be checked that they have been instructed upon.

   Following checking, each meeting should have its facsimile instructions printed off for all clients.

   Select the relevant meeting by double clicking on it (the status should read
INS).

   Select Print fax

   Collate the faxes and forward for authorisation

   Chase instructions should be input onto Chase Infostation using the details provided by the print outs for each meeting. They should be set to Ready to Send.

Blocking Shares

   Securities should be checked to see whether the market requires shares to be blocked from trading, in the event that they are an email must be sent to Standing data requesting that the security be restricted on Hiportfolio CC to, stocklending, dealers, compliance. The email, in addition to a request for restriction, should must provide details of when the security can be de-restricted, usually this is the actual meeting date itself.

  .  Enter the relevant meeting by double clicking on it.

  .  Enter View

  .  Enter Market Quirks

  . Look to see if the blocking box is ticked, if it is then send the email as above.

6. Authorisation. (PV Department and Investment Administration)

   The first Authorising Signatory must be from within the PV Department.

   The first Authorisation should involve comparison of the printed facsimile with the details held on the PVA system.

   Following confirmation of compliance of the printed facsimile instruction with the relevant meeting details, the Authoriser needs to indicate that the Meeting has been Completed by selecting the Completed Icon / button.

   (The Completed status will appear on the PV Connect site for the benefit of the Fund Manager(s) & the Desk Administrators.)

   Provided the Chase instructions compare favourably, they should be sent immediately.

   The Full Meeting details should be printed off.

   The second Authoriser needs to be given both the Facsimile and the Full Meeting details print prior to authorising the instruction.

7. Transmission. (PV Department)

   All facsimiles should be sent out immediately.

   All facsimile confirmation prints should be retained. All completed Chase instructions need to be printed for archiving.

8. Archiving. (PV Department)

All relevant documents should be collated and the meeting archived.

                          UTENDAHL CAPITAL MANAGEMENT

                      PROXY VOTING POLICY AND PROCEDURES

                                     2003

                      PROXY VOTING POLICY AND PROCEDURES

Purpose and Responsibility

   This policy sets forth Utendahl Capital Management's (the "Firm) guidelines regarding the voting of proxies on behalf of our clients, when the Firm manages client assets directly.

   As fiduciaries, it is our responsibility to vote proxies related to securities in our clients' investment portfolios in a prudent manner. For ERISA clients, it is our responsibility to vote proxies in the best interest of the pension plan participants and beneficiaries. We consider the voting of proxies a part of the investment decision making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Unless a client specifically reserves the right to vote its own proxies, we will vote all proxies that we receive on a timely basis as part of our discretionary authority. ERISA clients that wish to vote their own proxies must specifically reserve the right to do so in their plan or trust documents. Only under this condition are we relieved of our fiduciary responsibility to vote proxies. If an ERISA client does not reserve the right to vote proxies, we cannot accept direction from that client or any other party regarding the voting of proxies. Any such direction will not relieve us of our fiduciary liability. We are responsible for instituting proper guidelines and procedures for the voting of proxies and for properly documenting all proxy votes. Proxy voting reports are available at our clients' request; these reports will document our rationale for voting in the manner we did.

Procedures

   The Proxy Committee (the "Committee") is responsible for voting proxies, maintaining records of these votes, and the ongoing review of our voting guidelines. The Committee consists of, at least, the Executive Vice President, Chief Investment Officer and Compliance Officer. The Committee also is responsible for ensuring that proxies are voted consistently across all client accounts. It evaluates each new proxy that the Firm receives. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration.

Conflicts of Interest

   From time to time, proxy voting proposals may raise conflicts between the interests of our client and the interests of the Firm and/or its employees. For example, conflicts of interest may arise when:

  . Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with the Firm;

  .  A proponent of a proxy proposal has a business relationship with the Firm;

  . The Firm has business relationships with participants in proxy contests, corporate directors or director candidates;

  . A Firm employee has a personal interest in the outcome of a particular matter before shareholders; or

  . A Firm employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

   The Firm must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict.

   The Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Firm receives a proxy relating to an issuer that raises a conflict of interest, the Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. The Committee will determine whether a proposal is material as follows:

  . Routine Proxy Proposals--Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the Firm, unless the Committee has actual knowledge that a routine proposal should be treated as material. Routine proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

  . Non-Routine Proxy Proposals--Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Committee determines that neither the Firm nor its personnel have such a conflict of interest. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

  . Determining that a Non-Routine Proposal is Not Material--Although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee will consider whether the Firm or any of its officers, directors, or employees may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships, and will survey each of its members, any portfolio manager seeking to present his or her views to the Committee or any of its members, and Firm personnel to elicit whether any of them have such a business or personal relationship. The Committee will record in writing the basis for any such determination.

   For any proposal where the Committee determines that the Firm has a material conflict of interest, the Firm may vote a proxy regarding that proposal in any of the following manners:

  . Refer Proposal to the Client--The Firm may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

  . Obtain Client Ratification--If the Firm is in a position to disclose the conflict to the client (i.e., the information is not confidential), the Firm may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how the Firm will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

  . Use Predetermined Voting Policy--The Firm may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Firm will not be exercising discretion on the specific proposal raising a conflict of interest.

  . Use an Independent Third Party for All Proposals--Subject to any client imposed proxy voting policies, the Firm may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or IRRC (or have the third party vote such proxies).

  . Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict--Subject to any client imposed proxy voting policies, the Firm may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

                                  GUIDELINES

Routine Business

   In general, we vote with management on most routine business matters. Specific issues are discussed below:

      1) Election of Directors and Appointment of Accountants--We vote with management, believing in general that management is in the best position to evaluate the individual merits of potential directors and accountants.

      2) Blank Check Preferred (Authorization of additional common or preferred stock)--We vote for management on these proposals, unless its clear intent is to thwart a takeover. We believe that it is in the best interest of shareholders to provide maximum flexibility to management in financing and acquisitions.

      3) Stock Option Plans--We vote for these proposals except when they are excessive, either in terms of the size of the plan relative to the total outstanding shares of the stock, the ability to set an exercise price of the options that is substantially below the stock's fair market value, or the aggregate compensation arrangements of the issuer.

Social and Political Issues

   In general, we vote against these proposals unless we believe that they would produce a positive economic benefit. We believe that the prudent person rule and our ERISA mandate restrict us from making investment decisions on the basis of social or political criteria except to choose between investments of equal risk and return. These types of issues include, but are not limited to animal testing, environmental and nuclear issues, and employment benefits for unmarried partners.

Corporate Governance

   We vote against management on corporate governance issues when we believe that there may be a conflict between the interests of management and shareholders. Specific issues are discussed below:

      1) Confidential Voting--We vote for these proposals. While the SEC has extensive oversight of the proxy voting process, we believe that the potential for coercion still exists, especially in the relationship between the institutional investment community and the corporate clients that it serves. We do not believe that confidential voting inhibits communication between shareholders and issuers any more than it does in the political arena.

      2) Opting out of State Anti-Takeover Statutes--We vote for proposals that enable a company to opt out of state anti-takeover statutes. We believe enough evidence exists to suggest that these statutes have a negative effect on share value.

      3) Classified Board--We vote against proposals to provide for classified boards of directors, including those proposals that provide for staggered terms and the removal of directors only for "cause." While these proposals can promote continuity of mission among directors, they also can make the board as a whole less accountable to the shareholders for whom they have a fiduciary obligation to serve. We believe that a board must remain accountable and that adoption of these proposals inhibits shareholder activism.

      4) Cumulative Voting--We vote for proposals on the cumulative voting of proxies as a way for smaller shareholders to gain adequate representation on the Board.

      5) Director Liability/Indemnification--We vote for proposals that limit director liability. Given the increasing amount of shareholder litigation and the rising cost of directors' liability insurance, it is becoming increasingly difficult to attract and retain capable directors. These proposals will contribute to a corporation's ability to attract capable directors, which should enhance the stability of management and, other things being equal, improve share value. We vote against excessive limitation proposals such as proposals to ratify all past acts of directors and officers.

      6) Anti-Greenmail--We vote for proposals that prohibit a company from purchasing a block of its stock at an above market price from a shareholder who owns a specified percentage of the company. We believe these proposals provide for fair treatment of shareholders and prohibit the potentially diluting effect of an above-market-price buyback.

      7) Dual Classes of Stock--We vote against proposals that provide for the issuance of a new class of stock where the new class will have materially different voting rights (regardless of whether they also provide for lower dividend rights) than the existing class. We believe that this tends, over time, to consolidate voting power in the hands of relatively few shareholders (usually insiders) that is disproportionate to their percentage ownership of the company.

      8) Shareholder Rights Plans--We vote against shareholder rights plans because these plans tend to discourage bona fide tender offers. Tender offers are a way for an issuer's current shareholders to maximize share value (depending on the offer's terms), and therefore these offers should not be discouraged.

      9) Super Majority Vote--We vote against proposals to require greater than a majority vote of the shares issued and outstanding for corporate charter and by-law amendments, such as those related to terms of office, election or removal of directors, authority to convene shareholder meetings, etc. We believe that these proposals tend to inhibit the corporate democratic process. A simple majority, in most cases, should be sufficient to empower various changes to corporate structure.

      10) Fair Price Amendments--In general, we vote for fair price amendments whose stated objective is to ensure fair treatment for all shareholders in a merger or other business combination. We vote against these amendments when we believe that they are only a disguised attempt to thwart potential takeover bids.

      11) Vote tabulation--We vote for proposals that call for only "For" and "Against" votes being counted, with abstentions excluded. We believe that the goals of the voting process are obstructed by counting abstentions as "For" management.

      12) Golden Parachute Arrangements--We vote for proposals to require special shareholder approval of special severance or other compensation arrangements payable to officers and executives of an issuer following a change of control, but only for arrangements that go beyond reasonable and equitable limits, relative to the value of the employee or officers involved. We believe that non-excessive arrangements provide reasonable protection to employees who are terminated following a change in control.

                  BRANDYWINE ASSET MANAGEMENT PROXY POLICIES

   Brandywine Asset Management LLC ("Brandywine") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

   In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

   Brandywine's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine deems appropriate).

VOTING AUTHORITY

.. Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account.

.. Brandywine's Compliance Department ("Compliance Department") is responsible for overseeing the proxy voting process. The gathering a voting of proxies is coordinated through the Administrative Department. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

.. With respect to shares over which Brandywine has voting authority, Brandywine will not decline to vote proxies except in extraordinary circumstances. Nor will Brandywine accept direction from others with regard to the voting of proxies, although Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

.. Brandywine may vote proxies related to the same security differently for each client.

.. Brandywine seeks to identify any material conflicts which may arise between the interests of Brandywine and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

                               Voting Guidelines

.. Proxies will not be voted without an analysis of the underlying issues involved.

.. Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

.. Any item on a proxy which would tend to inhibit the realization of maximum value shall receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, establishment of different classes of stock, or any activity which could be viewed as "poison pill" maneuvers.

.. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

                     Voting Records & Client Notification

.. A complete record and file of all votes cast, and where appropriate the reason therefor, shall be maintained by Brandywine.

.. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting Brandywine at Brandywine Asset Management, LLC, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy Administrator.

.. In addition, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.

                               PROXY PROCEDURES

ADMINISTRATION of PROXIES

.. At the inception of a new account over which Brandywine has domestic proxy voting authority:

..  New client information is entered onto the appropriate "Proxy System"
   (ProxyEdge (ADP) for domestic securities and ISS for global securities).

..  Custodians are notified that proxies should be forwarded to Brandywine.

.. Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

..  Proxies are placed in date order into pending vote proxy files by a Proxy
   Administrator.

..  Proxies are cross-referenced against the Alert List.

.. Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal & Compliance Department.

.. In the event that no material conflict exists, the following procedures apply:

..  The individual with voting authority's initials are entered onto the Proxy
   System's tickler file in the analyst block./6/

.. Ballots are voted by a Portfolio Manager or Analyst with voting authority and are returned to a Proxy Administrator for processing on the Proxy System.

.. If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation which will be attached to the ballot.

.. The individual with voting authority will then complete the Proxy System ballot in accordance with the attached recommendation.

.. A Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

.. The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator/1/.

.. During the approval process, ballot shares are matched against holdings shares/1/.

.. Discrepancies are researched through Brandywine's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

.. Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

.. Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

..  All voting records are maintained within the Proxy Systems.

.. Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

ADMINISTRATION OF CLIENT REQUESTS

.. All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

..  All requests are entered onto a Proxy Request Log maintained by a Proxy
   Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

--------
6  This step applies only to the ADP system for domestic proxies.

..  The Proxy Administrator works in conjunction with the Client Service
   Department to respond to all requests in writing.

.. Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

IDENTIFYING POTENTIAL CONFLICTS

   PERSONAL CONFLICTS

  . Each person responsible for the voting of any proxies must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

       1. any potential personal conflict with regard to a specific proxy; and

       2. any potential conflict of which they become aware relating to another employee with voting authority.

  . Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. A reasonableness standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

  . The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule/7/:

      . The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

  . Any Board positions on a publicly traded company held by Brandywine employees with voting authority (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

    . A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

    . Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

   PROFESSIONAL CONFLICTS

  . In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:
    . The names of all clients who are directly connected to a publicly traded security through a significant ownership interest will be added to the Alert List.
    . The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.
    . Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

--------
7  17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

ASSESSING THE MATERIALTY OF A POTENTIAL CONFLICT

   Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

.. As a preliminary objective test, any potentially conflicted proxy related to securities in which Brandywine held at least 3.5% of the outstanding shares on the record date will be deemed to be materially conflicted.

.. With regard to potentially conflicted proxies where Brandywine held less than 3.5% of the outstanding shares on the record date, a subjective analysis will be performed to determine whether a material conflict exists. The following factors will be examined in reaching this determination:

..  the number of shares over which Brandywine has actual voting authority,

..  the relevance of the proxy issues to the potential conflict

.. Once a potential conflict is referred to the Legal and Compliance Department for review, a report showing all Brandywine holdings as of the record date of the proxy will be run out of the major portfolio accounting systems. The outstanding shares as of the record date will be used to compute the relevant ownership percentage.

.. If the report shows holdings of 3.5% or greater, the conflict is deemed material and the proxy must be voted in accordance with the recommendation of ISS as outlined under the Policies section above.

.. If the security at issue shows less than 3.5% ownership, a form will be completed by the Legal & Compliance Department evidencing its review of the relevant factors and setting out it's determination of materiality.

.. Under extraordinary circumstances, a Portfolio Manager may appeal either the determination of materiality or request an exception to the policy of resolving the conflict by utilizing the ISS recommendation (e.g. where harm to a client could result).

                                    TCW(R)

                         PROXY PROCEDURES AND POLICIES

                                (January 2003)

POLICY

   Trust Company of the West, TCW Asset Management Company, TCW Investment Management Company, TCW London International, Limited, TCW Special Credits, TCW/Crescent Mezzanine, L.L.C., TCW Capital, TCW Advisors, Inc./1/ and TCW Advisors (Bermuda), Ltd. (each referred to herein as "TCW") act as investment manager or investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As "investment manager" or "investment adviser," TCW uses its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets, unless the "named fiduciary," in the case of an ERISA account, or the client, in the case of a non-ERISA account, has explicitly reserved voting authority for itself. When voting proxies, our utmost concern is that all decisions be made solely in the interests of the client and, where employee benefit plan assets are involved, for the exclusive benefit of plan participants and beneficiaries. TCW will at all times act in a manner we deem prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

   The purpose of this Proxy Procedures and Policies is to memorialize the procedures and policies adopted by TCW to enable it to comply with its accepted fiduciary responsibilities with respect to all accounts for which TCW has voting authority.

  GUIDELINES

   For most of the TCW products, one of the primary factors TCW considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, in many instances, TCW believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues presented in company proxy statements will be cast in accordance with the position of the company's management unless it is determined that the ratification of management's position would adversely affect the investment merits of owning the stock. Each issue is, however, considered on its own merits, and the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client.

                             TCW Generally Opposes

..  Issues regarding Board entrenchment and anti-takeover measures such as:

      i) Proposals to stagger board members' terms;

      ii) Proposals to limit the ability of shareholders to call special meetings;

      iii) Proposals to require super-majority votes;

      iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

      v) Proposals regarding "fair price" provisions;

      vi) Proposals regarding "poison pill" provisions; and

      vii) Permitting "green mail."

      viii) Proposals that provide that directors may be removed only for cause

.. Proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Also, proposals to indemnify directors and officers, beyond legal expenses, to acts that are serious violations of fiduciary obligations.

.. Proposals regarding charitable contributions and social issues, unless specific client guidelines supersede.

.. Proposals that restrict or prohibit shareholders ability to take action by written consent, or to call special meetings.

TCW Generally Votes For

.. Proposals to repeal or modify Board entrenchment and anti-takeover measures, including those mentioned above.

..  Proposals to ratify auditors

.. Proposals that remove restrictions on the right of shareholders to act independent of management

.. Proposals that allow or make it easier for shareholder action by written consent

..  Proposals that request companies to adopt confidential voting.

.. Proposals that would allow significant company shareholders equal access to management's proxy material.

.. Proposals to increase common share authorization for a stock split, as well as implementing a reverse stock split to avoid delisting.

.. Proposals for open-market share repurchase plans in which all shareholders may participate in equal terms

.. Proposals that seek additional disclosure of executive and director compensation information

.. Proposals to have golden and tin parachutes submitted for shareholder ratification

.. Proposals that request shareholder approval in order to implement an ESOP or to increase the authorized shares for existing ESOPs.

..  For proposals to implement 401(k) savings plans for employees

TCW decides on a case-by-case basis,

..  The approval of Directors of the Board

..  Proposals to establish a shareholder advisory committee

..  Proposals to increase the number of share of common stock

..  Proposals to increase shares as part of a debt restructuring plan

..  Proposals creating tracking stock

..  Proposals regarding executive and director compensation

..  Proposals to change a company's state of incorporation

..  Mergers and acquisitions

..  Corporate restructurings

..  Spin-offs

..  Asset Sales and liquidations

   Please refer to TCW's Proxy Voting Guidelines for a more detailed description of the firm's policy regarding proxy voting issues.

PROXY VOTING PROCEDURES

   TCW's Proxy Voting Committee establishes the firm's Proxy Voting Guidelines. The committee meets at least once a year to review proxy voting guidelines and other proxy voting issues. The committee members include TCW personnel from the investment, legal and marketing departments.

   TCW uses Institutional Shareholder Services (ISS) to manage the proxy voting process. ISS votes according to TCW's Proxy Voting Guidelines, or according to guidelines submitted by a TCW client. When issues are decided on a case-by-case basis, the portfolio manager responsible for the client's account directs ISS on how to vote on these issues.

   The portfolio manager exercises his best judgment to vote proxies in a manner that will enhance the economic value of clients' assets, keeping in mind the best interest of the beneficial owners of client assets The portfolio manager takes into account the recommendation of company management, as well as recommendations provided by ISS.

   Upon request, TCW provides proxy voting records to its clients. These records are compiled by ISS, and state how votes were cast on behalf of client accounts. The records typically show whether or not TCW voted in line with management recommendations. TCW assumes the obligation to explain to clients the rationale for votes cast on behalf of client accounts.

                    PHILADELPHIA INTERNATIONAL ADVISORS, LP

             POLICY & PROCEDURES FOR VOTING INTERNATIONAL PROXIES

                              (As of May 9, 2003)

Overview

   Philadelphia International Advisors, LP ("PIA") has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.

   The opinion of an independent third party proxy service, retained by PIA, is obtained for their fundamental research on the proxy question and subsequent recommendations. When these recommendations are obtained, the exception proxies are sent to the appropriately designated portfolio manager for review and signature. In the event the designated officer is unavailable, the proxy will be forwarded to the CIO for execution.

   In instances where we may not vote in accordance with the proxy service, a meeting is held with the CIO and other members of the portfolio management and research group to collaboratively decide how the vote should be cast. After executing the ballot, they will be returned to the proxy coordinator for disposition.

Guidelines

   1. If the shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, then abstain from voting.

   2. For general/annual shareholders meetings: check the agenda for the meeting on consistency of the proposed actions with shareholders interest. If the proposed actions are consistent with shareholders interest, then vote in favor of resolutions. If the proposed actions are not consistent with shareholders interest, then vote against the resolutions. If the agenda for the meeting is not available or incomplete at the time of the deadline for the instructions, then abstain from voting.

   3. Extraordinary meetings with regard to proposed changes in share-capital, share buybacks, tender offers or mergers: evaluate alternatives in proposal on expected return and elect proposal with highest return.

   PIA maintains detailed records on for proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Kevin Pilotti (phone: 215-419-6780; email: kevin_pilotti@piadvisors.net).

                          GLOBAL PROXY VOTING MANUAL

                                   POLICIES

Financial Results/Director and Auditor Reports

                      ISS General Recommendation & Policy

   Vote FOR approval of financial statements and director and auditor reports, unless:

    . there are concerns about the accounts presented or audit procedures used; or

    . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

  Discussion

   Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

   The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

   When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

                      ISS General Recommendation & Policy

   Vote FOR the appointment or reelection of statutory auditors, unless:

    . there are serious concerns about the statutory reports presented or the audit procedures used;

    . questions exist concerning any of the statutory auditors being appointed; or

    . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

  Discussion

   The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

Allocation of Income

                      ISS General Recommendation & Policy

   Vote FOR approval of the allocation of income, unless:

    . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

    .  the payout is excessive given the company's financial position.

  Discussion

   Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

   Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

   Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

  Stock (Scrip) Dividend Alternative

                      ISS General Recommendation & Policy

   Vote FOR most stock (scrip) dividend proposals.

   Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  Discussion

   Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

                      ISS General Recommendation & Policy

   Vote amendments to the articles of association on a CASE-BY-CASE basis.

  Discussion

   Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

   Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

   When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

   The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

                      ISS General Recommendation & Policy

   Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

  Discussion

   Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

                      ISS General Recommendation & Policy

   Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

  Discussion

   ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses. In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

                      ISS General Recommendation & Policy

   Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

  Discussion

   Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

   Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

                      ISS General Recommendation & Policy

   Vote AGAINST other business when it appears as a voting item.

  Discussion

   This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

                      ISS General Recommendation & Policy

   Vote FOR management nominees in the election of directors, unless:

  . there are clear concerns about the past performance of the company or the board; or

  .  the board fails to meet minimum corporate governance standards.

   Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

   Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

   Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

  Discussion

   ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

   Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

   While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

   When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

   ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

   Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

   For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

                      ISS General Recommendation & Policy

   Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

   Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

   Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

   Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

  Discussion

   Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

   Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

   However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines. As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

   Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

   Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

                      ISS General Recommendation & Policy

   Vote FOR discharge of the board and management, unless:
    . there are serious questions about actions of the board or management for the year in question; or
    .  legal action is being taken against the board by other shareholders.

  Discussion

   The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item. This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

   If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor
Indemnification and Liability Provisions

                      ISS General Recommendation & Policy

   Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

   Vote AGAINST proposals to indemnify auditors.

  Discussion

   The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

   When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

   Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

                      ISS General Recommendation & Policy

   Vote FOR proposals to fix board size.

   Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

   Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

  Discussion

   Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

  Board Size

   Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

  Adopt Classified Board

   ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

  Introduction of Mandatory Age of Retirement

   ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

  Altering Board Size

   Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

   All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

  Two-Tiered Boards

   Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

   Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

  Authorized Capital System

   The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

  Conditional Capital System

   Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

   Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

   In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

                      ISS General Recommendation & Policy

General Issuances:

   Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

   Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

   Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

  General Issuances

   General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

   Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

   ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

   In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

   Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

  Specific Issuances

   Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

                      ISS General Recommendation & Policy

   Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:

    . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
    . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

   Vote AGAINST proposals to adopt unlimited capital authorizations.

  Discussion

   Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

   An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

   Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

   For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

   ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

                      ISS General Recommendation & Policy

   Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

   Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

  Discussion

   Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

  Reduction in Stated Capital

   One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

  Reduction in Connection with Cancellation of Repurchased Shares

   A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

  Reduction in Connection with Dividend Payments

   If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

  Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares

   Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

  Reduction in Connection with Restructuring

   As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

                      ISS General Recommendation & Policy

   Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

   Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

  Discussion

   A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

   These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

   ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

   When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

   If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

                      ISS General Recommendation & Policy

   Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

   Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

   Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

   Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

   Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

  Discussion

   Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

   In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

  Voting Preferred Stock

   In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

  Convertible Preferred Stock

   Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

  Blank Check Preferred Stock

   Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

                      ISS General Recommendation & Policy

   Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

   Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

   Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

  Discussion

   Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

   When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

   In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

   In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

   Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

                      ISS General Recommendation & Policy

   Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

  Discussion

   In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

                      ISS General Recommendation & Policy

   Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Discussion

   In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

                      ISS General Recommendation & Policy

   Vote FOR share repurchase plans, unless:
    . clear evidence of past abuse of the authority is available; or . the plan contains no safeguards against selective buybacks.

  Discussion

   Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

   ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

   Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

                      ISS General Recommendation & Policy

   Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

  Discussion

   ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

                      ISS General Recommendation & Policy

   Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  Discussion

   Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

   When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

                      ISS General Recommendation & Policy

   Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  Discussion

   Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

   In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

   In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

   In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

                      ISS General Recommendation & Policy

   Vote FOR mergers and acquisitions, unless:
    . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
    . the company's structure following the acquisition or merger does not reflect good corporate governance.

   Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

   ABSTAIN if there is insufficient information available to make an informed voting decision.

  Discussion

   When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

   In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

   In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

   Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

   If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

                      ISS General Recommendation & Policy

   Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

  Discussion

   Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

   ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

   ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

                      ISS General Recommendation & Policy

   Vote reincorporation proposals on a CASE-BY-CASE basis.

  Discussion

   Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

   Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

   ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

                      ISS General Recommendation & Policy

   Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

  Discussion

   Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

   Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

                      ISS General Recommendation & Policy

   Vote related-party transactions on a CASE-BY-CASE basis.

  Discussion

   Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

   In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

                      ISS General Recommendation & Policy

   Vote compensation plans on a CASE-BY-CASE basis.

  Discussion

   Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

   For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

   Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

   ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where

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ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

Stock Option Plans

   Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

   When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

   Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

  Shares Reserved for Issuance of Options Under the Plan

   The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

   For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

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  Exercise Price

   ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

  Discounted Options, Restricted Stock, and Stock Grants

   Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

   In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

   In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

  Plan Administration

   ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In

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addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

  Eligibility and Participation

   ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

  Performance Criteria and Vesting Provisions

   Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

  Issue Terms

   Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

  Option Repricing

   Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

  Financial Assistance

   Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

  Plans for International Employees

   Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these

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plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

  Stock Appreciation Rights

   Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

  Phantom Stock Option Plans

   Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

  Superoptions

   Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

  Dividends Under Option and Dividend Equivalent Payment Provisions

   Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

  Using Repurchased Shares in Share Compensation Plans

   In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

   If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

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Incentive Plans

   Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

   Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

   Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes

   Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

   ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

  Eligibility

   This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

  Dilution

   Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

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   For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

   For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

  Offering Period and Offering Price

   The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

   ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

  Discounts

   These are generally country-specific, e.g. the maximum discount under a
Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

   In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

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  Limits on the Number or Value of Shares Purchaseable (Participation Limits)

   ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

  Loan Terms

   Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

Grants Outside of Plans

   Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

                      ISS General Recommendation & Policy

   Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

  Discussion

   Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

  Renew Partial Takeover Provision (Australia)

   Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them

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ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

  Golden Shares

   Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

  Poison Pills (Canada)

   Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

   Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

   Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

   ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

   Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

  .  redeem or trigger the pill;

  . amend the pill if shareholder approval is obtained prior to the separation date;

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  .  amend the exercise price of the rights;

  .  alter the separation date;

  . decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

  . waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

   This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

  Depositary Receipts and Priority Shares (The Netherlands)

   Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

   Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

  Supermajority Vote Requirements

   Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

                      ISS General Recommendation & Policy

   Vote all shareholder proposals on a CASE-BY-CASE basis.

   Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

   Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

  Discussion

   ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and

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environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

  Corporate Governance Proposals

   Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

  Social and Environmental Proposals

   In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

   Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                                     B-123

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                                  Appendix D

                          ISS Proxy Voting Guidelines

                                    Summary

   The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.  Operational Items

Adjourn Meeting

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

   Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

   Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

   Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

   Vote FOR proposals to ratify auditors, unless any of the following apply:

  . An auditor has a financial interest in or association with the company, and is therefore not independent

  .  Fees for non-audit services are excessive, or

  . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

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Transact Other Business

   Vote AGAINST proposals to approve other business when it appears as voting item.

2.  Board of Directors

Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse

  .  Implement or renew a dead-hand or modified dead-hand poison pill

  . Ignore a shareholder proposal that is approved by a majority of the shares outstanding

  . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  . Failed to act on takeover offers where the majority of the shareholders tendered their shares

  . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

  . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

  . Are audit committee members and the non-audit fees paid to the auditor are excessive.

   In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

   Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

   Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

  . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

  .  Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

   Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

  . Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

  .  Majority of independent directors on board

  .  All-independent key committees

  .  Committee chairpersons nominated by the independent directors

  .  CEO performance reviewed annually by a committee of outside directors

  .  Established governance guidelines

  .  Company performance.

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Majority of Independent Directors/Establishment of Committees

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

   Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.  Proxy Contests

Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

  . Long-term financial performance of the target company relative to its industry; management's track record

  .  Background to the proxy contest

  .  Qualifications of director nominees (both slates)

  . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

   Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4.  Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

   Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

   Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

5.  Mergers and Corporate Restructurings

Appraisal Rights

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  .  Purchase price

  .  Fairness opinion

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  .  Financial and strategic benefits

  .  How the deal was negotiated

  .  Conflicts of interest

  .  Other alternatives for the business

  .  Noncompletion risk.

Asset Sales

   Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Impact on the balance sheet/working capital

  .  Potential elimination of diseconomies

  .  Anticipated financial and operating benefits

  .  Anticipated use of funds

  .  Value received for the asset

  .  Fairness opinion

  .  How the deal was negotiated

  .  Conflicts of interest.

Bundled Proposals

   Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

   Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

   Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

  .  Dilution to existing shareholders' position

  .  Terms of the offer

  .  Financial issues

  .  Management's efforts to pursue other alternatives

  .  Control issues

  .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

   Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

  .  The reasons for the change

  .  Any financial or tax benefits

  .  Regulatory benefits

  .  Increases in capital structure

  .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

  .  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

   Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

   Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

   Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

   Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

  . Prospects of the combined company, anticipated financial and operating benefits

  .  Offer price

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  .  Fairness opinion

  .  How the deal was negotiated

  .  Changes in corporate governance

  .  Change in the capital structure

  .  Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

   Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

   Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

  .  Tax and regulatory advantages

  .  Planned use of the sale proceeds

  .  Valuation of spinoff

  .  Fairness opinion

  .  Benefits to the parent company

  .  Conflicts of interest

  .  Managerial incentives

  .  Corporate governance changes

  .  Changes in the capital structure.

Value Maximization Proposals

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  State of Incorporation

Control Share Acquisition Provisions

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

   Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

   Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

   Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

   Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

   Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

   Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

   Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

   Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.  Capital Structure

Adjustments to Par Value of Common Stock

   Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  . It is intended for financing purposes with minimal or no dilution to current shareholders

  . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

   Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

   Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

   Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.  Executive and Director Compensation

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

   Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

  . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

  .  Cash compensation, and

  .  Categorization of the company as emerging, growth, or mature.

   These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

   Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

   Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

   Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

   Vote AGAINST retirement plans for nonemployee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .  Historic trading patterns

  .  Rationale for the repricing

  .  Value-for-value exchange

  .  Option vesting

  .  Term of the option

  .  Exercise price

  .  Participation.

Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .  Purchase price is at least 85 percent of fair market value

  .  Offering period is 27 months or less, and

  .  Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the following apply:

  .  Purchase price is less than 85 percent of fair market value, or

  .  Offering period is greater than 27 months, or

  .  VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

   Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

   Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

   Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

  .  Whether the proposal mandates that all awards be performance-based

  . Whether the proposal extends beyond executive awards to those of lower-ranking employees

  . Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

   Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

  . The parachute should be less attractive than an ongoing employment opportunity with the firm

  .  The triggering mechanism should be beyond the control of management

  . The amount should not exceed three times base salary plus guaranteed benefits

9.  Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

  Animal Rights

   Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

  . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

  . The availability and feasibility of alternatives to animal testing to ensure product safety, and

  .  The degree that competitors are using animal-free testing.

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

  . The company has already published a set of animal welfare standards and monitors compliance

  . The company's standards are comparable to or better than those of peer firms, and

  . There are no serious controversies surrounding the company's treatment of animals

  Drug Pricing

   Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

  .  Whether the proposal focuses on a specific drug and region

  . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

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  .  The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

  .  Whether the company already limits price increases of its products

  . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

  .  The extent that peer companies implement price restraints

  Genetically Modified Foods

   Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

  .  The costs and feasibility of labeling and/or phasing out

  . The nature of the company's business and the proportion of it affected by the proposal

  . The proportion of company sales in markets requiring labeling or GMO-free products

  .  The extent that peer companies label or have eliminated GMOs

  . Competitive benefits, such as expected increases in consumer demand for the company's products

  . The risks of misleading consumers without federally mandated, standardized labeling

  .  Alternatives to labeling employed by the company.

   Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

   Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

   Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

  . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

  .  The extent that peer companies have eliminated GMOs

  . The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

  . Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

  . The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

   Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

  Handguns

   Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

  Predatory Lending

   Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

  . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

  . Whether the company has adequately disclosed the financial risks of its subprime business

  . Whether the company has been subject to violations of lending laws or serious lending controversies

  .  Peer companies' policies to prevent abusive lending practices.

  Tobacco

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Second-hand smoke:

  .  Whether the company complies with all local ordinances and regulations

  . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

  .  The risk of any health-related liabilities.

   Advertising to youth:

  . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

  .  Whether the company has gone as far as peers in restricting advertising

  . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

  .  Whether restrictions on marketing to youth extend to foreign countries

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

  .  The percentage of the company's business affected

  . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

   Spinoff tobacco-related businesses:

  .  The percentage of the company's business affected

  .  The feasibility of a spinoff

  .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

      Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

   Investment in tobacco stocks:

      Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

  Arctic National Wildlife Refuge

   Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

  .  Whether there are publicly available environmental impact reports;

  . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

  .  The current status of legislation regarding drilling in ANWR.

  CERES Principles

   Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

  . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

  . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

  . Environmentally conscious practices of peer companies, including endorsement of CERES

  .  Costs of membership and implementation.

  Environmental Reports

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

  Global Warming

   Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

  .  The company's level of disclosure lags that of its competitors, or

  . The company has a poor environmental track record, such as violations of federal and state regulations.

  Recycling

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  .  The nature of the company's business and the percentage affected

  .  The extent that peer companies are recycling

  .  The timetable prescribed by the proposal

  .  The costs and methods of implementation

  . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

  Renewable Energy

   Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

  .  The nature of the company's business and the percentage affected

  . The extent that peer companies are switching from fossil fuels to cleaner sources

  .  The timetable and specific action prescribed by the proposal

  .  The costs of implementation

  .  The company's initiatives to address climate change

   Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

  Link Executive Compensation to Social Performance

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  .  The relevance of the issue to be linked to pay

  . The degree that social performance is already included in the company's pay structure and disclosed

  .  The degree that social performance is used by peer companies in setting pay

  . Violations or complaints filed against the company relating to the particular social performance measure

  . Artificial limits sought by the proposal, such as freezing or capping executive pay

  .  Independence of the compensation committee

  .  Current company pay levels.

  Charitable/Political Contributions

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  . The company is in compliance with laws governing corporate political activities, and

  . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

   Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

  China Principles

   Vote AGAINST proposals to implement the China Principles unless:

  . There are serious controversies surrounding the company's China operations, and

  . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

  Country-specific human rights reports

   Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

  .  The nature and amount of company business in that country

  .  The company's workplace code of conduct

  .  Proprietary and confidential information involved

  .  Company compliance with U.S. regulations on investing in the country

  .  Level of peer company involvement in the country.

  International Codes of Conduct/Vendor Standards

   Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

  . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

  .  Agreements with foreign suppliers to meet certain workplace standards

  .  Whether company and vendor facilities are monitored and how

  .  Company participation in fair labor organizations

  .  Type of business

  .  Proportion of business conducted overseas

  .  Countries of operation with known human rights abuses

  . Whether the company has been recently involved in significant labor and human rights controversies or violations

  .  Peer company standards and practices

  .  Union presence in company's international factories

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

  . The company does not operate in countries with significant human rights violations

  .  The company has no recent human rights controversies or violations, or

  . The company already publicly discloses information on its vendor standards compliance.

  MacBride Principles

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  .  Company compliance with or violations of the Fair Employment Act of 1989

  . Company antidiscrimination policies that already exceed the legal requirements

  .  The cost and feasibility of adopting all nine principles

  . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

  .  The potential for charges of reverse discrimination

  . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

  .  The level of the company's investment in Northern Ireland

  .  The number of company employees in Northern Ireland

  .  The degree that industry peers have adopted the MacBride Principles

  . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

  Foreign Military Sales/Offsets

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

  Landmines and Cluster Bombs

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

  .  Whether the company has in the past manufactured landmine components

  .  Whether the company's peers have renounced future production

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

  .  What weapons classifications the proponent views as cluster bombs

  . Whether the company currently or in the past has manufactured cluster bombs or their components

  .  The percentage of revenue derived from cluster bomb manufacture

  .  Whether the company's peers have renounced future production

  Nuclear Weapons

   Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

  Spaced-Based Weaponization

   Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

  .  The information is already publicly available or

  .  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

  Board Diversity

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

  . The board composition is reasonably inclusive in relation to companies of similar size and business or

  . The board already reports on its nominating procedures and diversity initiatives.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  .  The degree of board diversity

  .  Comparison with peer companies

  .  Established process for improving board diversity

  .  Existence of independent nominating committee

  .  Use of outside search firm

  .  History of EEO violations.

  Equal Employment Opportunity (EEO)

   Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

  .  The company has well-documented equal opportunity programs

  . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  .  The company has no recent EEO-related violations or litigation.

   Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

  Glass Ceiling

   Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

  .  The composition of senior management and the board is fairly inclusive

  . The company has well-documented programs addressing diversity initiatives and leadership development

  . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  . The company has had no recent, significant EEO-related violations or litigation

  Sexual Orientation

   Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

  . Whether the company's EEO policy is already in compliance with federal, state and local laws

  . Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

  .  The industry norm for including sexual orientation in EEO statements

  . Existing policies in place to prevent workplace discrimination based on sexual orientation

   Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors

   Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

  .  Board structure

  .  Director independence and qualifications

  .  Attendance at board and committee meetings.

   Votes should be withheld from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding

  . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  .  Are interested directors and sit on the audit or nominating committee, or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

   Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Past performance as a closed-end fund

  .  Market in which the fund invests

  .  Measures taken by the board to address the discount

  .  Past shareholder activism, board activity

  .  Votes on related proposals.

Proxy Contests

   Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Past performance relative to its peers

  .  Market in which fund invests

  .  Measures taken by the board to address the issues

  .  Past shareholder activism, board activity, and votes on related proposals

  .  Strategy of the incumbents versus the dissidents

  .  Independence of directors

  .  Experience and skills of director candidates

  .  Governance profile of the company

  .  Evidence of management entrenchment

Investment Advisory Agreements

   Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Proposed and current fee schedules

  .  Fund category/investment objective

  .  Performance benchmarks

  .  Share price performance compared to peers

  .  Resulting fees relative to peers

  .  Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

   Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

   Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Stated specific financing purpose

  .  Possible dilution for common shares

  .  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

   Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Potential competitiveness

  .  Regulatory developments

  .  Current and potential returns

  .  Current and potential risk.

   Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

   Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

  .  The fund's target investments

  .  The reasons given by the fund for the change

  .  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

   Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

   Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Political/economic changes in the target market

  .  Consolidation in the target market

  .  Current asset composition

Change in Fund's Subclassification

   Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Potential competitiveness

  .  Current and potential returns

  .  Risk of concentration

  .  Consolidation in target industry

Disposition of Assets/Termination/Liquidation

   Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Strategies employed to salvage the company

  .  The fund's past performance

  .  Terms of the liquidation.

Changes to the Charter Document

   Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  The degree of change implied by the proposal

  .  The efficiencies that could result

  .  The state of incorporation

  .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

  . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

  . Removal of shareholder approval requirement for amendments to the new declaration of trust

  . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

  . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

  . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

  . Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

   Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

  .  Regulations of both states

  .  Required fundamental policies of both states

  .  Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

   Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Fees charged to comparably sized funds with similar objectives

  .  The proposed distributor's reputation and past performance

  .  The competitiveness of the fund in the industry

  .  Terms of the agreement.

Master-Feeder Structure

   Vote FOR the establishment of a master-feeder structure.

Mergers

   Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Resulting fee structure

  .  Performance of both funds

  .  Continuity of management personnel

  .  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

   Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

   Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

  .  Performance of the fund's NAV

  .  The fund's history of shareholder relations

  .  The performance of other funds under the advisor's management.

                          TURNER INVESTMENT PARTNERS
                              PROXY VOTING POLICY
                                 NOVEMBER 2001

   In voting proxies, fiduciaries must make decisions taking into consideration two standards, the duty of prudence and on the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the fiduciary's client(s) and/or beneficiaries. Thus, in making the proxy voting decision two overriding considerations are in effect:
The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

   It is important to remember that company by company analysis is required, such that all votes will be reviewed on a case by case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, Guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

   Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues.

   I. Issues Relating to or Impacting the Board of Directors

      A. Voting on Directors: Case-by-Case Analysis, with Bias toward Incumbents where Warranted

      B. Proposals Generally Supported

      .  Cumulative Voting

      .  Separation of CEO and Chairman Functions

      .  Independent Director majority requirement

      .  Independent Director requirement for Committee Membership

      C. Proposals Generally Opposed

      .  Director Stock Ownership Requirement

      .  Staggered Board Terms

      .  Term of Office Limits

      .  Expanded Director Indemnity and Liability Protection

   II. Issues Pertaining to Proxy Contests

      A. Proposals Generally Supported

      .  Submission of Poison Pill to Shareholders

      .  Anti-Greenmail Charter Amendment

      .  Removal of Directors by Shareholders

      B. Proposals Generally Opposed

      .  Alteration of Board Size by Management

   III. Mergers and Acquisitions Issues

      A. Proposals Generally Supported

      .  Fair Price Provisions

      .  Shareholder Appraisal Rights

      .  Change of Name

      B. Proposals Looked at on a Case-by-Case Basis

      .  Spin Offs

      .  Asset Sales

      .  Liquidations

   IV. Shareholder Rights

      A. Proposals Generally Supported

      .  Confidential Voting

      .  Ability to Call Special Meeting

      .  Ability to Act by Written Consent

      .  Equal Access

      B. Proposals Generally Opposed

      .  Unequal Voting Rights

      .  Supermajority Voting Requirements

         --Charter provisions/Bylaws

         --Mergers

   V. Capital Structure

      A. Proposals Generally Supported

      .  Par Value Adjustments

      B. Proposals Looked at on a Case-by-Case Basis

      .  Reverse Stock Splits

      .  Blank Check Preferred

      .  Preemptive Rights

      .  Debt Restructuring

   VI. Executive and Director Compensation

      A. Proposals Generally Supported

      .  Performance-Based Goals

      .  Limitation on Pay

      .  ESOPs

      B. Proposals Generally Looked at on a Case-by-Case Basis

      .  Stock Option Plans

      .  Cash or Cash-and-Stock Bonus Plans

      .  Golden Parachutes

   VII. Social and Environmental Issues

      A. Proposals Generally Supported

      .  Policy Review Committees

      .  Shareholder Advisory Committees

      .  Reports on Military Sales

      .  Equal Employment Opportunity and related reporting issues

      .  Non-Discrimination involving Retirement Benefits

      .  CERES Principles

      .  MacBride Principles

      .  Contract Supplier Standards

      .  Corporate Conduct and Related Codes

                        SMITH AFFILIATED CAPITAL CORP.
                    880 Third Avenue, New York, N.Y. 10022
                    Tel. (212) 644-9440 FAX (212) 644-1979

Summary of Proxy Voting Policies and Procedures

   Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interest of its clients, and must never put the adviser's own interests above those of its clients.

   These written policies and procedures are designed to reasonably ensure that the adviser votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser address material conflicts between its interests and those of its clients with respect to proxy voting.

   Smith Affiliated Capital Corp. is responsible for the proxy process, including maintaining records on proxy votes for our clients. The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Smith Affiliated Capital Corp. defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

   The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

Proxy Voting Process:

   Smith Affiliated Capital Corp. is responsible for voting proxies for applicable clients, and maintaining records of proxy statements received and votes cast. The compliance officer at Smith Affiliated Capital Corp. is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and for determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which account Smith Affiliated Capital Corp. has proxy voting responsibilities for; maintaining documents created that were material to the voting decision; maintaining records of all communications received from clients requesting information on how their proxies were voted and Smith Affiliated Capital Corp.'s responses; notifying clients how they can obtain voting records and policies and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.

Resolving Potential Conflicts of Interest:

   The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

  . Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

  . Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

  . Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Smith Affiliated Capital Corp.
Proxy Voting Policies and Procedures
Page 2

   In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser's potential conflict so that the client can make an informed decision whether or not to consent.






       Investment advisors managing fixed, balanced and municipal assets.
                    www.smithcapital.com . info@smithcapital.com

                        Rutabaga Capital Management LLC
                    Proxy Voting Procedures and Guidelines

New Account Procedures

   The discretion of the client to give sole proxy voting authority or withhold proxy-voting authority will be stated in the Investment Agreement and noted on the New Account Forms.

Proxy Voting Procedures

   Proxy materials will be monitored by Mrs. Cohen. The proxy statement will be forwarded to the portfolio manager/analyst for determining votes on all proposals. Each portfolio manager/analyst will have a list of any specific client requirements, as well as a list of any companies where there might be any potential conflicts of interests pertaining to specific proxy votes. Where there is a material conflict of interest, the advisor will disclose the conflict of interest to the client, give the client the option of voting the proxy themselves and/or vote in the clients' best financial interest. Proxy materials will be returned to Mrs. Cohen in a timely manner for the votes to be processed and recorded. She will be responsible to process the votes, to ensure that all proxies for which we have voting authority are received and voted, and to keep proxy-voting records showing how votes were cast.

   Most proxies are voted electronically on www.proxyvote.com. Proxies that do not permit electronic voting are mailed. Proxy voting records will be available to clients upon request, and instructions on obtaining such information will be disclosed in Form ADV Part II, Schedule F.

Proxy Voting Policy

   At the discretion of the client, proxy material will be voted by the portfolio manager/ analyst for the exclusive benefit for the accounts whose assets are under management at Rutabaga. Client specific investment objectives will be taken into consideration.

A) Corporate Governance Issues

Recommend to vote as recommended by the board...If proposal is reasonable
          (while industry standards are to be considered, the overriding standard is that of common sense and fairness) and not for purpose of management entrenchment.

       .  Election of Directors in a non-contested election

       .  Selection of Auditors

       .  Increasing or decreasing amounts of authorized stock

       .  Changing terms of authorized stock

       .  Company name changes

       .  Stock Splits

       .  Changing size of board

       .  Opting into or out of optional provisions of state corporation laws

       .  Changing annual meeting date or location

       .  Changing state of incorporation

                        Rutabaga Capital Management LLC
                    Proxy Voting Procedures and Guidelines

B) Voting, Board Composition and Control Issues

   If portfolio manager/analyst considers proposals to be reasonable by industry standards that:

       i) Improve shareholder democracy

      ii) Reduce the likelihood of management entrenchment or conflict of interest

     iii) Are likely to make management more responsive to the concerns of institutional shareholders

Then vote FOR:

       .  Confidential voting

       .  Independent Audit Committees

       .  Independent Nominating Committees

       .  Independent Compensation Committees

       .  Auditors at annual meetings

       .  Requiring information on proponents of shareholder resolutions

       .  Declassifying the board

       .  Cumulative voting*

Then Vote AGAINST:

       .  Blank check preferred stock

       .  Classifying the board

       . "Fair Price" provisions requiring greater than a majority vote of all shares

       .  Greenmail

       .  Preemptive rights

       .  Supermajority voting requirements

       . Shareholder Advisory Committees or other attempts to involve shareholders or other constituencies directly in board decision-making

       . Targeted share placements (Placing blocks of securities with friendly third parties)

       .  Poison Pills

       .  Limiting shareholders' right to act by written consent

       .  Limiting shareholders' right to call meetings

       .  Requiring inclusion of abstentions in voting results

       .  Repricing of "underwater" options

  *A portfolio manager/analyst should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

Recommend voting as Recommended by the board on:

       . Required representation of specific gender, race, or interest groups on board

       .  Age or term limits of directors

       .  Same person holding more than one office

       . Shareholders requests for changes in voting requirements not otherwise covered in these guidelines.

                        Rutabaga Capital Management LLC
                    Proxy Voting Procedures and Guidelines

C) Compensation Issues

Programs that relate management compensation to long term performance are generally favored

   If portfolio manager/analyst considers them to be reasonable recommend voting as recommended by the board.

       .  Stock Option Plans

       .  Restricted stock bonus plans

       .  Director compensation proposals

       .  Director stock ownership proposals

       .  Executive compensation proposals

D) Other Management Issues

Placing restrictions on the business judgment of management is not advised.
        There are certain proxy issues that may be relevant to the portfolio manager's/analyst's rationale for owning the security. Therefore:

   Recommend voting as recommended by the board within reasonable standards for,

       .  Contested elections for Directors

       .  Mergers, Restructuring, Spin-off's, etc.

       .  Multiple classes of stock or special voting rights

       .  Requiring strategic studies

   Split votes for Directors are permitted if, in the opinion of the portfolio manager/analyst, that such a vote would contribute to shareholder value.

E) Social Issues

ALL forms of discrimination are opposed
   Recommend to Vote FOR:

       . Equal Employment Opportunity (but against resolutions requiring reports beyond standard practice).

   Recommend to Vote AGAINST:

       .  Requiring reports that go beyond standard practice and reasonableness

       . Restricting the company's ability to do business in any location or with any particular group.

       . Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

June 2003

                              PROXY VOTING POLICY

                                      For

                           BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisers

Introduction

   This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

   Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

   Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

   Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

   Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

   This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

   Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

      A. Social Issues,

      B. Financial/Corporate Issues, and

      C. Shareholder Rights.

   Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                   SECTION I

                                ROUTINE MATTERS

   Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

    1. They do not measurably change the structure, management control, or operation of the corporation.

    2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

   BlackRock will normally support the following routine proposals:

    1. To increase authorized common shares.

    2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

    3. To elect or re-elect directors.

    4. To appoint or elect auditors.

    5. To approve indemnification of directors and limitation of directors' liability.

    6. To establish compensation levels.

    7. To establish employee stock purchase or ownership plans.

    8. To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS

A. Social Issues

   Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation

   If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

    1. To enforce restrictive energy policies.

    2. To place arbitrary restrictions on military contracting.

    3. To bar or place arbitrary restrictions on trade with other countries.

    4. To restrict the marketing of controversial products.

    5. To limit corporate political activities.

    6. To bar or restrict charitable contributions.

    7. To enforce a general policy regarding human rights based on arbitrary parameters.

    8. To enforce a general policy regarding employment practices based on arbitrary parameters.

    9. To enforce a general policy regarding animal rights based on arbitrary parameters.

   10. To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues

   Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

   We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

    1. To change the state of incorporation.

    2. To approve mergers, acquisitions or dissolution.

    3. To institute indenture changes.

    4. To change capitalization.

C. Shareholder Rights

   Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

   We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

   We will generally vote for the following management proposals:

    1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

    2. To institute staggered board of directors.

    3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

    4. To eliminate cumulative voting.

    5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

    6. To create a dividend reinvestment program.

    7. To eliminate preemptive rights.

    8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   We will generally vote against the following management proposals:

    1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

    2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

    3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

    4. To prohibit replacement of existing members of the board of directors.

    5. To eliminate shareholder action by written consent without a shareholder meeting.

    6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

    7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

    8. To limit the ability of shareholders to nominate directors.

   We will generally vote for the following shareholder proposals:

    1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

    2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

    3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

    4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

    5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

    6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

    7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

    8. To create a dividend reinvestment program.

    9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

   10. To require that "golden parachutes" be submitted for shareholder ratification.

   We will generally vote against the following shareholder proposals:

    1. To restore preemptive rights.

    2. To restore cumulative voting.

    3. To require annual election of directors or to specify tenure.

    4. To eliminate a staggered board of directors.

    5. To require confidential voting.

    6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

    7. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS

   BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

   IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

   With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                 *  *  *  *  *

   Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

PART A

PART B

PART C

Item 23. Exhibits

(a)(1) Master Trust Agreement is incorporated by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May 24, 1991 (the "Registration Statement").

(a)(2) Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement.

(a)(3) Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective Amendment No. 1").

(a)(4) Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 ("Post-Effective Amendment No. 6") to the Registration Statement on Form N-1A filed on March 18, 1994.

(a)(5) Amendment No. 4 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 ("Post-Effective Amendment No. 34") to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(6) Amendment No. 5 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(7) Amendment No. 6 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(8) Amendment No. 7 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(9) Amendment No. 8 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(10) Amendment No. 9 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(11) Amendment No. 10 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(12) Amendment No. 11 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.


(a)(13) Amendment No. 12 to Master Trust Agreement is filed herein.

(a)(14) Amendment No. 13 to Master Trust Agreement is filed herein.


(b)(1) By-Laws are incorporated by reference to the Registration Statement.

(b)(2) Amended and Restated By-Laws are incorporated by reference to Pre-Effective Amendment No. 1.

(b)(3) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 38.

(c) Not Applicable.

(d)(1) Investment Management Agreement dated July 30, 1993 between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d)(2) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(3) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(4) Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Seix Investment Advisors Inc. relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28 ("Post-Effective Amendment No. 28") to the Registration Statement on Form N-1A filed with the Commission on December 23, 1999.

(d)(4) Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(6) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Smith, Barney Advisers, Inc.) and Standish, Ayer & Wood, Inc. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(7) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(8) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No.27.

(d)(9) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds Management Inc.) and The Boston Company Asset Management LLC relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(10) Investment Advisory Agreement dated March 10, 1995 between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(11) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant's Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(12) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Standish, Ayer & Wood, Inc. relating to Registrant's Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(13) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Oechsle International Advisors L.P. relating to Registrant's International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(14) Investment Advisory Agreement dated March 3, 1994 between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d)(15) Administration Agreement dated June 2, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d)(16) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC Fund Management Inc.) and Western Asset Management Company relating to Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(17) Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d)(18) Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

(d)(19) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(20) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(21) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large

Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(22) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(23) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(24) Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(26) Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(27) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.)and Pegasus Investments, Inc. relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(28) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.)and State Street Global Advisors relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(29) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Asset Management relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(30) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Standish, Ayer & Wood, Inc. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(31) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and National Asset Management Corp. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(32) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc.

relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(33) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(34) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant's S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(35) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(36) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern Capital Management LLC relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(37) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(38) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(39) Investment Advisory Agreement dated December 3, 2001 between Smith Barney Fund Management LLC and SSI Investment Management Inc. relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d)(40) Investment Advisory Agreement dated April 1, 2002 between Smith Barney Fund Management LLC and Franklin Portfolio Associates LLC relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d)(41) Investment Advisory Agreement dated December 21, 2001 between Smith Barney Fund Management LLC and Alliance Capital Management L.P. relating to Registrant's Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d)(42) Investment Advisory Agreement dated August 1, 2002 between Smith Barney Fund Management LLC and Deutsche Asset Management Investment Services Limited relating to Registrant's International Equity Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d)(43) Investment Advisory Agreement dated July 1, 2002 between Smith Barney Fund Management LLC and INVESCO Institutional (N.A.), Inc. relating to Registrant's Balanced Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d)(44) Investment Advisory Agreement dated July 9, 2002 between Smith Barney Fund Management LLC and Turner Investment Partners, Inc. relating to Registrant's Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d)(45) Investment Advisory Agreement dated October 1, 2002 between Smith Barney Fund Management LLC and Seix Investment Advisors Inc. relating to Registrant's High Yield Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d)(46) Investment Advisory Agreement dated December 17, 2002 between Smith Barney Fund Management LLC and Philadelphia International Advisors LP relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 36.

(d)(47) Investment Advisory Agreement dated April 2, 2003 between Smith Barney Fund Management LLC and Freeman Associates Investment Management LLC relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.

(d)(48) Investment Advisory Agreement dated April 3, 2003 between Smith Barney Fund Management LLC and Camden Asset Management L.P. relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.


(e)(1) Distribution Agreement dated July 30, 1993 between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorporated by reference to Post-Effective Amendment No. 23.

(e)(3) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed on July 26, 2000
("Post-Effective Amendment No. 30").

(f) Not Applicable.

(g)(1) Custody Agreements between the Registrant and PNC Bank and Morgan Guaranty and Trust Company dated March 3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(d)(49) Investment Advisory Agreement dated January 2, 2004 between Smith Barney Fund Management LLC and Sands Capital Management, Inc. relating to Large Capitalization Growth Investments is filed herein.

(g)(2) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 34.

(h)(1) Transfer Agency and Registrar Agreement between the Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(h)(2) Form of Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(h)(3) Form of Sub-Transfer Agency Agreement between the First Data Investor Services Group Inc. (Currently known as PFPC Global Fund Services) and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(i) Opinion of Willkie Farr & Gallagher, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j) Auditors' Consent is filed herein.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m) Not Applicable.

(n) Not Applicable.

(o) Not Applicable.

(p)(1)Code of Ethics-North America is incorporated by reference to Post-Effective Amendment No. 30.

(p)(2)Code of Ethics-Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated by reference to Post-Effective Amendment No. 37.

(p)(3)Code of Ethics of Sub-Advisers will be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with
Registrant

     None.

Item 25. Indemnification

     Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a) Business and Other Connections of Investment Advisors

     Investment Manager - The Consulting Group

     The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of Smith Barney Fund Management LLC ("SBFM")(formerly known as SSB Citi Fund Management
LLC), which was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Citigroup Inc.

     The list required by this Item 26 of officers and directors of SBFM and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM on behalf of the Consulting Group pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26.(b) Business and Other Connections of Advisors

     Advisors - Standish Mellon Asset Management.

     Standish Mellon Asset Management ("SMAM") serves as investment advisor to Government Money Investments. SMAM is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SMAM provides investment advisory services to individuals and institutions. SMAM's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

     The list required by this Item 26 of officers and directors of SMAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SMAM pursuant to the Advisers Act (SEC File No. 801-584).

     Advisors - Smith Affiliated Capital Corp.

     Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investing in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

     The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

     Advisors - Utendahl Capital Management CFI

     Utendahl Capital Management CFI ("Utendahl") serves as investment advisor to Mortgage Backed Investments and Multi-Sector Fixed Income Investments. Utendahl has been registered as an investment advisor under the Advisers Act since 1984. Utendahl serves as an investment advisor to institutions. Utendahl's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

     The list required by this Item 26 of officers and directors of Utendahl, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Utendahl pursuant to the Advisers Act (SEC File No. 801-24775).

     Advisors - Western Asset Management Company

     Western Asset Management Company ("Western") serves as investment advisor to Long-Term Bond Investments and Multi-Sector Fixed Income Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western's principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

     The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

     Advisors - Pacific Investment Management Company

     Pacific Investment Management Company ("PIMCO") serves as an investment advisor to Intermediate Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO's principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

     The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).




      Advisors - BlackRock Financial Management, Inc.

     BlackRock Financial Management, Inc. ("BlackRock") serves as an investment advisor to Intermediate Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock's principal executive offices are located at 345 Park Avenue, New York, New York 10154.

     The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

     Advisors - Chartwell Investment Partners

     Chartwell Investment Partners ("Chartwell") serves as investment advisor to Large Capitalization Value Equity Investments. Chartwell has been registered as an investment advisor under the Advisers Act since 1997. Chartwell serves as an investment advisor to institutions. Chartwell's principal executive offices are located at 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

     The list required by this Item 26 of officers and directors of Chartwell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).

     Advisors - The Boston Company Asset Management LLC

     The Boston Company Asset Management LLC ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

     The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No.801-6829).

     Advisors - TCW Investment Management Company

     TCW Investment Management Company ("TCW") serves as investment advisor to Large Capitalization Growth Investments. TCW is registered as an investment advisor under the Advisers Act. TCW provides investment advisory services to individual and institutional clients. TCW's principal executive offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

     The list required by this Item 26 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Advisers Act (SEC File No. 801-44088).

     Advisors - Turner Investment Partners, Inc.

     Turner Investment Partners, Inc. ("Turner") serves as investment advisor to Large Capitalization Growth Investments. Turner has been registered as an investment advisor under the Advisers Act since 1990. Turner provides investment advisory services to individual and institutional clients. Turner's principal executive offices are located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

     The list required by this Item 26 of officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Turner pursuant to the Advisers Act (SEC File No. 801-36220).

     Advisors - NFJ Investment Group, Inc.

     NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

     The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).

     Advisors - Rutabaga Capital Management LLC

     Rutabaga Capital Management LLC ("Rutabaga") serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga's principal executive offices are located at 2 Oliver Street, Boston, MA 02109.

     The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

     Advisors - ING Furman Selz Capital Management LLC


     ING Furman Selz Capital Management LLC ("Furman Selz") serves as investment advisor to Small Capitalization Value Equity. Brandywine is registered under the Advisors Act. Furman Selz provides investment advisory services to individuals and institutions. Furman Selz's principal executive offices are located at 230 Park Avenue, New York, NY 10169.


     The list required by this Item 26 of officers and directors of Furman Selz together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Furman Selz pursuant to the Advisors Act (SEC File No. 801-20737)

     Advisors - Wall Street Associates

     Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

     The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).

     Advisors - Westpeak Investment Advisors, LP

     Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

     The list required by this Item 26 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No.801-39554).

     Advisors - Westfield Capital Management Company

     Westfield Capital Management Company ("Westfield") serves as an investment advisor to Small Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield's principal executive offices are located One Financial Center, Boston, MA 02111.

     The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No.801-34350.

     Advisors - Oechsle International Advisors, L.P.

     Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at One International Place, Boston, Massachusetts 02110.

     The list required by this Item 26 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the Advisers Act (SEC File No. 801-28111).

     Advisors - SSgA Funds Management, Inc.

     SSgA Funds Management, Inc. ("SSgA") serves as an investment advisor to Emerging Markets Equity Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA's principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

     The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SsgA pursuant to the Advisers Act (SEC File No. 801-60103.

     Advisors - Julius Baer Investment Management Inc.

     Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New York, New York 10017.

     The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).

     Advisors - Foreign & Colonial Emerging Markets Ltd.

     Foreign & Colonial Emerging Markets Ltd. ("F&C") serves as an investment advisor to Emerging Markets Equity Investments. F&C has been registered as an investment advisor under the Advisers Act since 1987. Baring is the investment adviser of various institutional clients. F&C's principal executive offices are located at 8th Floor, Exchange House, Primrose Street, London EC2A 2NY England.

     The list required by this Item 26 of officers and directors of F&C, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by F&C pursuant to the Advisers Act (SEC File No.801-44724).

     Advisors - Alliance Capital Management L.P.

     Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments, Large Capitalization Growth Investments and Large Capitalization Value Equity Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

     The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

     Advisors - Pegasus Investments, Inc.

     Pegasus Investments, Inc. ("Pegasus") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Pegasus has been registered as an investment advisor under the Advisers Act since 1999. Pegasus is the investment adviser of various institutional clients. Pegasus's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

     The list required by this Item 26 of officers and directors of Pegasus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Pegasus pursuant to the Advisers Act (SEC File No.801-56046).

     Advisors - Calamos Asset Management

     Calamos Asset Management ("Calamos") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Calamos has been registered as an investment advisor under the Advisers Act since 1977. Pegasus is the investment adviser of various retail and institutional clients. Calamos's principal executive offices are located at 1111 East Warrenville Road, Naperville, Illinois 60563.

     The list required by this Item 26 of officers and directors of Calamos, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Freeman pursuant to the Advisers Act (SEC File No.801-29688).

     Advisors - SSI Investment Management Inc.

     SSI Investment Management Inc. ("SSI") serves as investment advisor to Multi-Strategy Market Neutral Investments. SSI has been registered as an investment advisor under the Advisers Act since 1973. SSI provides investment advisory services to individuals and institutions. SSI's principal executive offices are located at 357 North Canon Drive, Beverly Hills, California 90210.

     The list required by this Item 26 of officers and directors of SSI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSI pursuant to the Advisers Act (SEC File No. 801-10544).

     Advisors - Franklin Portfolio Associates LLC

     Franklin Portfolio Associates LLC ("Franklin") serves as investment advisor to Multi-Strategy Market Neutral Investments. Franklin has been registered as an investment advisor under the Advisers Act since 1982. Franklin provides investment advisory services to individuals and institutions. Franklin's principal executive offices are located at Two International Place, 22nd Floor, Boston, Massachusetts 02110.

     The list required by this Item 26 of officers and directors of Franklin, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Franklin pursuant to the Advisers Act (SEC File No. 801-54328).

     Advisors - Philadelphia International Advisors LP

     Philadelphia International Advisors LP ("PIA") serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA's principal executive offices are located at One Liberty Place, Suite 1200, Philadelphia, Pennsylvania 19103.

     The list required by this Item 26 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).

     Advisors - Brandywine Asset Management, Inc. ("Brandywine") serves as investment advisor to International Equity Investments. Brandywine is registered under the Advisors Act. Brandywine provides investment advisory services to individuals and institutions. Brandywine's principal executive offices are located at 3 Christina Centre, 201 N. Walnut Street, Wilmington, DE 19801.

     The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Brandywine pursuant to the Advisors Act (SEC File No. 80155738)

Advisors - Camden Asset Management L.P.

     Camden Asset Management LP ("Camden") serves as investment advisor to Multi-Strategy Market Neutral Investments. Camden has been registered as an investment advisor under the Advisors Act since 1991. Camden provides investment advisory services to individuals and institutions. Camden's principal executive offices are located at 2049 Century Park East, Suite 330, Los Angeles, California 90067.

     The list required by this Item 26 of officers and directors of Camden, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Camden pursuant to the Advisers Act (SEC File No. 801-39398).

Advisors - Freeman Associates Investment Management LLC

     Freeman Associates Investment Management LLC ("Freeman") serves as investment advisor to Multi-Strategy Market Neutral Investments. Freeman has been registered as an investment advisor under the Advisors Act since 2001. Freeman provides investment advisory services to individuals and institutions. Freeman's principal executive offices are located at 16236 San Dieguito Road, Suite 2-20, Rancho Santa Fe, California 92067.

     The list required by this Item 26 of officers and directors of Freeman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Freeman pursuant to the Advisers Act (SEC File No. 801-58275).

Advisors - Seix Investment Advisors

     Seix Investment Advisors ("Seix") serve as an investment advisor to High Yield Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix's principal executive offices are located at 300 Tice Blvd., Woodcliff Lake, NJ 07675.

     The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the Advisers Act (SEC File No.801-42070).

Item 27. Principal Underwriters


Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.


     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Real Estate Income Fund, Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Income Fund Inc., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Floating Rate Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Multiple Discipline Trust, Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.


     (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).


     (c) Not applicable.

Item 28. Location of Accounts and Records

     Consulting Group Capital Markets Funds
     222 Delaware Avenue
     Wilmington, Delaware 19801
     and
     125 Broad Street
     New York, New York 10004

     Smith Barney Fund Management LLC
     399 Park Avenue

     New York, New York 10022
     and
     300 First Stamford Place, 4th Floor
     Stamford, CT 06902

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110


     Citigroup Global Markets Inc.

     388 Greenwich Street
     New York, New York  10013
     and
     125 Broad Street
     New York, New York 10004

     Citicorp Trust Bank, fsb
     125 Broad Street
     New York, New York 10004

     PFPC Global Fund Services
     P. O. Box 9699
     Providence, RI 02940-9699


Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

     Not Applicable.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, this Post-Effective Amendment, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 29th day of December 2003.


CONSULTING GROUP CAPITAL MARKETS FUNDS

BY: /s/ R. Jay Gerken
   ------------------------------------------
   (R. Jay Gerken, Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signature                         Title                       Date


/s/ R. Jay Gerken                Trustee and Chairman        December 29, 2003
--------------------------           of the Board
R. Jay Gerken                  (Chief Executive Officer)

/s/ Andrew Shoup                                             December 29, 2003
--------------------------       Chief Financial and
Andrew Shoup                      Accounting Officer

/s/ H. John Ellis*                    Trustee                December 29, 2003
--------------------------
H. John Ellis

/s/ Armon E. Kamesar*                 Trustee                December 29, 2003
--------------------------
Armon E. Kamesar

/s/ Stephen E. Kaufman*               Trustee                December 29, 2003
--------------------------
Stephen E. Kaufman

/s/ John J. Murphy*                   Trustee                December 29, 2003
--------------------------
John J. Murphy


*Signed pursuant to power of attorney dated March 6, 2002 which is incorporated by reference to Post-Effective Amendment No. 34.


/s/ R. Jay Gerken                                            December 29, 2003
--------------------------
R. Jay Gerken

EXHIBIT INDEX

Exhibit No.                   Exhibit


(a)(13) Amendment No. 12 to Master Trust Agreement is filed herein.

(a)(14) Amendment No. 13 to Master Trust Agreement is filed herein.

(d)(49) Investment Advisory Agreement dated January 2, 2004 between Smith Barney Fund Management LLC and Sands Capital Management, Inc. relating to Large Capitalization Growth Investments is filed herein.

(j) Auditor's Consent